As filed with the Securities and Exchange Commission on February 28, 2002
                   Investment Company Act File No. 811-10595
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         U.S. SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

                              ---------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

       [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                            [ X ] Amendment No.   1
                                                -----

                              ---------------------

                  Montgomery Partners Absolute Return Fund LLC
               (Exact name of Registrant as specified in Charter)

                              101 California Street
                         San Francisco, California 94111
                    (Address of principal executive offices)

                        Montgomery Asset Management, LLC
                              101 California Street
                         San Francisco, California 94111
                     (Name and address of agent for service)

                                    COPY TO:

                             Paul S. Schreiber, Esq.
                               Shearman & Sterling
                              599 Lexington Avenue
                            New York, New York 10022

           ----------------------------------------------------------

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Interests in Registrant are not being registered under the Securities Act of 1933 (the "1933 Act") and will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of, and/or Regulation D under, the 1933 Act. Investments in Registrant may only be made by individuals or entities meeting the definition of an "accredited investor" in Regulation D under the 1933 Act and an "eligible investor" as described in this Registration Statement. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, Interests in Registrant.

================================================================================

PART A -- INFORMATION REQUIRED IN A PROSPECTUS

PART B -- INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the private placement memorandum that follows.

                                               Number:
                                                      ------------------



                        --------------------------------

                  Montgomery Partners Absolute Return Fund LLC

                        --------------------------------

                          PRIVATE PLACEMENT MEMORANDUM

                                February 27, 2002

                              ---------------------

                        MONTGOMERY ASSET MANAGEMENT, LLC

                                     ADVISER

                        --------------------------------

                                FERRO CAPITAL LLC

                                   SUBADVISER

                        --------------------------------









In making an investment decision, an investor must rely upon his, her or its own examination of Montgomery Partners Absolute Return Fund LLC (the "Company") and the terms of the offering, including the merits and risks involved, of the limited liability company interests (the "Interests") described in this private placement memorandum ("Private Placement Memorandum"). The Interests have not been registered with or approved or disapproved by the Securities and Exchange Commission or any other U.S. federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority or exchange has passed upon the accuracy or adequacy of this Private Placement Memorandum or the merits of an investment in the Interests. Any representation to the contrary is a criminal offense.

                                TO ALL INVESTORS

The Interests have not been and will not be registered under the Securities Act of 1933 (the "1933 Act") or the securities laws of any state. The offering contemplated by this Private Placement Memorandum will be made in reliance upon an exemption from the registration requirements of the 1933 Act for offers and sales of securities that do not involve any public offering, and analogous exemptions under state securities laws. This Private Placement Memorandum will not constitute an offer to sell or the solicitation of an offer to buy nor will any sale of Interests be made in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Company that are inconsistent with those contained in this Private Placement Memorandum. Prospective investors should not rely on any information not contained in this Private Placement Memorandum or the accompanying exhibits. This Private Placement Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Interests and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document). Prospective investors should not construe the contents of this Private Placement Memorandum as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Company for the investor. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Company's Limited Liability Company Agreement (the "LLC Agreement"), the 1933 Act and applicable state securities laws, pursuant to registration or exemption from these provisions.

                                TABLE OF CONTENTS

SUMMARY OF TERMS...............................................................1

SUMMARY OF FUND EXPENSES......................................................16

THE COMPANY...................................................................18

USE OF PROCEEDS...............................................................18

STRUCTURE.....................................................................18

INVESTMENT PROGRAM............................................................19

TYPES OF INVESTMENTS AND RELATED RISKS........................................22

OTHER RISKS...................................................................32

THE BOARD OF DIRECTORS........................................................35

THE ADVISER...................................................................38

THE SUBADVISER................................................................38

INVESTMENT ADVISORY AGREEMENT.................................................40

SUB-ADVISORY AGREEMENT........................................................41

VOTING........................................................................42

CONFLICTS OF INTEREST.........................................................42

BROKERAGE.....................................................................44

FEES AND EXPENSES.............................................................45

CAPITAL ACCOUNTS AND ALLOCATIONS..............................................48

ADMINISTRATOR.................................................................51

SUBSCRIPTIONS FOR INTERESTS...................................................51

REDEMPTIONS, REPURCHASES AND TRANSFERS OF INTERESTS...........................53

TAX ASPECTS...................................................................57

ERISA CONSIDERATIONS..........................................................66

ADDITIONAL INFORMATION REGARDING THE LLC AGREEMENT............................67

TERM, DISSOLUTION AND LIQUIDATION.............................................68

REPORTS TO MEMBERS............................................................68

FISCAL YEAR...................................................................68

ACCOUNTANTS AND LEGAL COUNSEL.................................................68

CUSTODIAN.....................................................................68

INQUIRIES.....................................................................69

FORM OF LIMITED LIABILITY COMPANY AGREEMENT...........................Appendix A

                                SUMMARY OF TERMS

THE COMPANY                Montgomery Partners Absolute Return Fund LLC (the
                           "Company") is a newly formed limited liability company organized under the laws of the State of Delaware and registered under the Investment Company
                           Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, management investment company. Like an unregistered private investment fund, the Company will privately offer and sell its limited liability company interests (the "Interests") in large minimum denominations to high net worth individual and institutional investors ("Investors") and will restrict transferability of the Interests.
                           Unlike an unregistered investment fund, the Company has registered under the 1940 Act to be able to offer the Interests without limiting the number of Investors who can participate in its investment program. Montgomery Asset Management, LLC, a Delaware limited liability company and an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), will serve as the Company's Adviser (the "Adviser"). Ferro Capital LLC, a Delaware limited liability company and an investment adviser registered under the Advisers Act, will serve as the Company's subadviser (the
                           "Subadviser"), and will be responsible for management of the Company's investment portfolio.

                           Investors who purchase Interests in the offering, and other persons who acquire Interests and are admitted to the Company by its Board of Directors (individually, a "Director" and collectively, the "Board of Directors") will become members of the Company ("Members").

INVESTMENT PROGRAM         The Company seeks to provide investors with exposure
                           to a broad-ranging, multi-manager portfolio of Investment Funds (as defined below), with the objective of delivering consistent returns with relatively low volatility to, and relatively low dependence on, movements in major equity and bond markets.

                           The Company seeks to achieve its objective by investing substantially all of its assets in the securities of approximately 15-25 Investment Funds that the Subadviser considers to be appropriate components of an "absolute return" investment strategy. The Subadviser's "absolute return" strategy is distinguished by an emphasis on Underlying Managers who attempt to hedge market risk and other risk factors in order to construct trades that take risks about which the manager has an opinion while reducing risks about which the manager does not have an opinion. As a result, the Company seeks to have relatively low correlation to the performance of major equity and debt market indices.

                           Some of the strategies used by Investment Funds to which the Company's assets will be allocated include, among other things: statisical arbitrage, fundamental equity arbitrage, fixed-income arbitrage, convertible bond arbitrage, corporate event arbitrage, distressed securities investing and systematic futures strategies. The managers applying these investment strategies ("Underlying Managers") are carefully selected and monitored by the Subadviser's team of investment professionals. The Underlying Managers selected by the Subadviser typically will have the flexibility to employ a variety of investment strategies using a broad range of financial instruments and asset classes. The Subadviser intends to actively manage the portfolio of Underlying Managers with which it invests--meaning it will add and remove Underlying Managers and adjust the allocation to Underlying Managers as it sees fit in order to better enable the portfolio to achieve its long-term return and risk targets. Although the Subadviser normally does not expect to do so, the Company may also seek to gain investment exposure to certain Underlying Managers through limited use of derivative transactions, such as total return swaps, options and futures. See "Types of Investments and Related Risks
                           - Investment Related Risks - Swap Agreements".

                           Most absolute return strategies aim to achieve superior risk-adjusted returns with relatively low reliance on the orientation of global capital markets, primarily through specific security selection and timing decisions. Historically, the correlation of returns of absolute return strategies has been low in comparison with major equity and debt market indices. The addition of a selection of a varied mix of different absolute return strategies to a portfolio of traditional investments may, over a long-term investment period, provide benefits arising from increased diversification and reduced volatility of the investors' overall returns.

                           Subject to the supervision of the Adviser and the ultimate authority of the Company's Board of Directors, the Subadviser's team of investment professionals will be responsible for the various aspects of the investment process, including identification and evaluation of Investment Funds and Underlying Managers, portfolio construction, portfolio management, risk management and ongoing monitoring of investments. The Subadviser intends to select Underlying Managers who possess characteristics that the Subadviser believes will provide them with some advantage over other managers following similar strategies. Such advantageous characteristics may include, for example, superior market models, a team of talented and experienced investment professionals, or a strategy or strategy implementation that cannot be easily duplicated by competitors.

                           Each investment made for the Company's investment portfolio will be subjected to an extensive due diligence process, analyzing both quantitative and qualitative criteria. This process includes an evaluation of the Investment Fund's strategy, its ability to pursue this strategy and its risk management processes. In addition, the Subadviser will typically assess the business operations of each Investment Fund.

                           The Subadviser will endeavor to allocate the Company's investment portfolio to a variety of Investment Funds and strategies to limit the negative impact that any single Investment Fund might have on the risk and return targets of the overall portfolio should that fund perform below expectations. To minimize risk to the portfolio, the Subadviser will not initially allocate more than 10% of the portfolio's assets to any single Investment Fund, measured at the time of investment. These limits may be exceeded from time to time as a result of relative outperformance or underperformance of, or adjustments in allocations to, an Investment Fund or strategy, and the Subadviser may or may not adjust the portfolio allocations in such event.

                           The Subadviser will engage in an ongoing analysis of each of the Investment Funds in which the Company invests in an effort to monitor its strategies and operations. The Subadviser may divest from Investment Funds that it believes are unjustifiably operating outside the scope of their objectives or investment skills, are otherwise failing to meet the Subadviser's expectations, or for other reasons determined by the Subadviser in its sole discretion.

                           The Underlying Managers selected by the Subadviser generally conduct their investment programs through private investment funds not registered under the 1940 Act that have other investors in addition to the Company (collectively, "Investment Funds"). In addition to investments in Investment Funds, the Company may allocate assets directly to Underlying Managers either in the form of a directly managed account or through the creation of a special purpose investment vehicle in which the Company might be the sole investor. Underlying Managers to whom managed account or special purpose investment vehicle allocations are made are referred to in this Private Placement Memorandum as "Direct Allocation Underlying Managers".

                           The Subadviser will evaluate the Underlying Managers periodically to determine whether their investment programs are consistent with the Company's investment objectives and whether their investment performance and other criteria are satisfactory. The Company's assets may be reallocated among Underlying Managers, and existing Underlying Managers may be terminated and other and/or additional Underlying Managers may be selected, subject to the condition that the retention of a Direct Allocation Underlying Manager will require approval of the Board of Directors and, to the extent required by the 1940 Act, of a majority (as defined in the 1940 Act) of the Company's outstanding voting securities. The termination of a Direct Allocation Underlying Manager will only require the approval of the Board of Directors, or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Company. See "Summary of Terms - Board of Directors".

                           Funds not registered under the 1940 Act typically provide greater flexibility than traditional registered investment companies, such as mutual funds, as to the types of securities that may be owned, the types of trading strategies that may be employed, and in some cases, the amount of leverage that may be used. The Underlying Managers selected by the Company may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. Although the Underlying Managers will primarily invest and trade in equity and debt securities (domestic and non-U.S.), they may also invest and trade in a wide range of other investments, including but not limited to equity-related instruments, currencies, options, financial futures, commodity futures and forwards and debt-related instruments. In addition, the Underlying Managers may sell securities short, use leverage and use a wide range of other investment techniques, including but not limited to derivative investments. The Underlying Managers are generally not limited in the markets, either by type or location, such as large capitalization, small capitalization or non-U.S. markets, in which they invest or the investment discipline that they may employ, such as value or growth or bottom-up or top-down analysis. The Underlying Managers may use various investment techniques for hedging and non-hedging purposes. An Underlying Manager may, for example, sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Private Placement Memorandum. The use of these techniques may be an integral part of an Underlying Manager's investment program, and may involve certain risks. The Underlying Managers may use leverage, which also entails risk. See "Types of Investments and Related Risks".

                           For purposes of the Company's investment restrictions and investment limitations under the 1940 Act, the Company will "look through" to the underlying investments of any Investment Funds it creates for the specific purpose of facilitating management of the Company's assets by a Direct Allocation Underlying Manager (as opposed to Investment Funds formed and managed by third parties). Other Investment Funds in which the Company invests, however, are not subject to the Company's investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act. The Company may invest in high quality fixed income securities and money market instruments or may hold cash or cash equivalents pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Interests or for other purposes.

POTENTIAL BENEFITS OF
INVESTING IN THE COMPANY   The Company will offer not only the benefits
                           associated with the Underlying Managers' individual investment strategies, but also the potential for diversification by allocating its assets among a portfolio of Underlying Managers. The Subadviser expects that by allocating the Company's assets for investment among multiple Underlying Managers, the Company may reduce the volatility inherent in a direct investment with any single Underlying Manager.
                           An investment in the Company will enable investors to have their assets managed by a group of Underlying
                           Managers whose services generally are not available to the general investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Company also will enable investors to invest with a cross section of Underlying Managers without being subject to the high minimum investment requirements that Underlying Managers typically impose on investors.
                           The underlying assets of the Company would not be considered "plan assets" of employee benefit plans that are investing in the Company for purposes of the fiduciary responsibility rules contained in the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the prohibited transaction rules contained in ERISA and Section 4975 of the Internal Revenue Code of 1986, as amended (the
                           "Code").

RISK FACTORS               The Company's investment program is speculative and
                           entails substantial risks. No assurance can be given that the Company's investment objective will be achieved. The Company's performance depends upon the performance of the Underlying Managers, and the

                           Subadviser's ability to select, allocate and reallocate effectively the Company's assets among them. The sophisticated selection and allocation process used by the Subadviser is highly complex and may fail to achieve its objectives for many reasons, including reasons not currently anticipated. Each Underlying Manager's use of leverage, short sales and derivative transactions, in certain circumstances, can result in significant losses. Each investment strategy to which the Company allocates capital will involve a different set of complex risks, and these principal risks as currently anticipated are detailed below. As a non-diversified investment company, the Company is subject to no percentage limitations imposed by the 1940 Act on the portion of its assets that may be invested in the securities of any one issuer. As a result, the Company's investment portfolio may be subject to greater risk and volatility than if the Company invested in the securities of a broader range of issuers. See "Types of Investments and Related Risks".

                           Each Underlying Manager generally will charge the Company an asset-based fee, and some or all of the Underlying Managers will receive incentive allocations. The asset-based fees of the Underlying Managers are generally expected to range from 1% to 2% annually of the net assets under their management and the incentive allocations to the Underlying Managers are generally expected to range from 15% to 25% of net profits annually. The Adviser may also receive a performance fee (the "Performance Fee"). The receipt of an incentive allocation by an Underlying Manager, or of the Performance Fee by the Adviser and Subadviser, may create an incentive for an Underlying Manager, the Adviser or the Subadviser to make investments that are riskier or more speculative than those that might have been made in the absence of an incentive allocation or the Performance Fee. In addition, because an incentive allocation or the Performance Fee will generally be calculated on a basis that includes unrealized appreciation of the Company's or an Investment Fund's assets, these allocations may be greater than if they were based solely on realized gains. See "Summary of Terms - Performance Fee" and "Capital Accounts and Allocations".

                           Special tax risks are associated with an investment in the Company. See "Other Risks - Tax
                           Considerations; Distributions to Members and Payment of Tax Liability".

                           The Company is a newly formed entity and has no operating history upon which investors can evaluate its performance. The personnel of the Subadviser responsible for managing the Company's investment portfolio, however, have substantial experience in managing investments and private investment funds.

                           Interests in the Company will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. See "Types of Investments and Related Risks", "Tax Aspects", and "Redemptions, Repurchases and Transfers of Interests".

                           Investing in a fund of hedge funds, such as the Company, involves other risks, including the following:

                           The Investment Funds generally will not be registered as investment companies under the 1940 Act and the Company, as an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. Although the Subadviser will periodically receive information from each Underlying Manager regarding its investment performance and investment strategy, the Subadviser may have little or no means of independently verifying this information. Underlying Managers are not contractually or otherwise obligated to inform their investors, including the Company, of details surrounding proprietary investment strategies. In addition, the Company, the Adviser and the Subadviser have no control over the Underlying Managers' investment management, brokerage, custodial arrangements or operations and must rely on the experience and competency of each Underlying Manager in these areas. The performance of the Company is entirely dependent on the success of the Subadviser in selecting Underlying Managers and/or Investment Funds for investment by the Company and the allocation and reallocation of Company assets among Underlying Managers and/or Investment Funds.

                           An investor who meets the eligibility conditions imposed by the Underlying Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Company, could invest directly with the Underlying Managers or in Investment Funds. By investing in the Investment Funds indirectly through the Company, an investor bears a proportionate part of the asset-based fees and Performance Fee paid by the Company to the Adviser and Subadviser and other expenses of the Company, and also indirectly bears a portion of the asset-based fees, incentive allocations and other expenses borne by the Company as an investor in the Investment Funds.

                           Each Underlying Manager will receive any incentive allocations to which it is entitled irrespective of the performance of the other Underlying Managers and the Company generally. An Underlying Manager with positive performance may receive compensation from the Company, and indirectly from its investors, even if the Company's overall returns are negative. Investment decisions of the Investment Funds are made by the Underlying Managers independently of each other. Consequently, at any particular time, one Investment Fund may be purchasing interests in an issuer that at the same time are being sold by another Investment Fund. Investing by Investment Funds in this manner could cause the Company to indirectly incur certain transaction costs without accomplishing any net investment result. The Company may make additional investments in, or withdrawals from, the Investment Funds only at certain times specified in the governing documents of the Investment Funds. The Company from time to time may, in turn, have to invest some of its assets temporarily in high quality fixed income securities and money market instruments or may hold cash or cash equivalents pending the investment of assets in Investment Funds or for other purposes.

                           Pursuant to the requirements of the 1940 Act, the Company will limit its investment in any one Investment Fund to less than 5% of the

                           Investment Fund's voting securities, absent an order from the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) permitting investments constituting a greater percentage of such securities. However, to permit the investment of more of its assets in an Investment Fund deemed attractive by the Subadviser, the Company may purchase non-voting securities of Investment Funds or contractually forgo its voting rights on a case-by-case basis, by expressly waiving such rights in the appropriate documentation required to effect purchases of securities in the Investment Funds, subject to a limitation that the Company will not purchase voting and non-voting interests in an Investment Fund that in the aggregate represent 25% or more of an Investment Fund's outstanding equity, absent any amendments to the 1940 Act or any SEC order (or assurances from the SEC Staff) permitting investments constituting a greater percentage of such securities.

                           To the extent the Company's holdings in an Investment Fund afford it no ability to vote on matters relating to the Investment Fund, the Company will have no say in matters that could adversely affect the Company's investment in the Investment Fund. Investment Funds may be permitted to distribute securities in kind to investors, including the Company. Securities that the Company may receive upon a distribution may be illiquid or difficult to value. In such circumstances, the Subadviser would seek to dispose of these securities in a manner that is in the best interests of the Company.

                           Prospective investors in the Company should review carefully the discussion under the captions "Types of Investments and Related Risks" and "Other Risks" for other risks associated with the Company and the Underlying Managers' styles of investing. An investment in the Company should only be made by investors who understand the nature of the investment, do not require more than limited liquidity in the investment and can bear the economic risk of the investment.

BOARD OF DIRECTORS         The Company's Board of Directors has overall
                           responsibility for monitoring and overseeing the Company's investment program and its management and operations. The Board of Directors will carry out its oversight obligations as may be required by the 1940
                           Act, state law, or other applicable laws or regulations. As used herein, the term "Director" is synonymous with the term "manager" within the meaning of the Delaware Limited Liability Company Act. Each
                           Member will be deemed to have voted for the election of each initial Director. Any vacancy on the Board of Directors may be filled by the remaining Directors, except to the extent the 1940 Act requires the election of Directors by the Members. A majority of the Directors are not "interested persons" (as defined by the 1940 Act) of the Company, the Adviser or the Subadviser. See "The Board of Directors" and
                           "Voting".

THE ADVISER                Montgomery Asset Management, LLC, a limited liability
                           company formed under the laws of the State of Delaware, is registered as an investment adviser under the Advisers Act, and serves as investment adviser to the Company. See "The Adviser".

                           The Company has entered into an investment advisory agreement

                           (the "Investment Advisory Agreement") with the Adviser that is effective for an initial term expiring January 31, 2004 and may be continued in effect from year to year thereafter if the continuance is approved annually by either the Board of Directors or the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Company so long as, in either case, the continuance is also approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on approval. The Investment Advisory Agreement is terminable by the Company on 60 days' prior written notice by the Board of Directors, or by vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Company, or by the Adviser also on 60 days' prior written notice.

                           Founded in 1990, Montgomery Asset Management is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of December 31, 2001, Montgomery Asset Management managed approximately $7.5 billion on behalf of its clients.

THE SUBADVISER            Ferro Capital LLC, a limited liability company formed
                           under the laws of the State of Delaware, is registered as an investment adviser under the Advisers Act, and serves as investment subadviser to the Company. See "The Subadviser".

                           The Adviser has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with the Subadviser that is effective for an initial term expiring January 31, 2004 and may be continued in effect from year to year thereafter if the continuance is approved annually by either the Board of Directors or the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Company so long as, in either case, the continuance is also approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on approval. The Sub-Advisory Agreement is terminable by the Adviser on 60 days' prior written notice by the Board of Directors, or by vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Company, or by the Subadviser also on 60 days prior written notice.

                           The Subadviser's management team (the "Management Team") has extensive experience managing funds of hedge funds pursuing absolute return strategies, including approximately $400 million in fund-of-hedge fund portfolios managed on behalf of their previous employer.

ADMINISTRATOR              The Company has retained Montgomery Asset Management,
                           LLC (the "Administrator") to serve as the Company's primary administrator and to provide certain administrative services to the Company. Fees payable to the Administrator for these services, and reimbursement for the Administrator's out-of-pocket expenses, will be paid by the Company. See "Fees and Expenses" and "Administrator". In addition, in consideration of providing or arranging for services to Members, the Company will pay the Administrator or Funds Distributor, Inc. (the "Distributor") a monthly
                           Investor Servicing Fee of 1/12 of 1.0% (1.0% on an annualized basis) of the Company's net assets. This fee may also be used to pay certain brokers, transfer agents and other financial intermediaries for providing investor services. See "Fees and Expenses".

FUND ACCOUNTANT, TRANSFER
AGENT AND
SUB-ADMINISTRATOR          The Company has retained PFPC Inc. (the
                           "Sub-Administrator") to provide certain
                           administration, accounting and investor services.
                           Fees payable to the Sub-Administrator for these services, and reimbursement for the Sub-
                           Administrator's out-of-pocket expenses, will be paid by the Company. See "Fees and Expenses" and "Administrator".

CUSTODIAN                  The Company has retained PFPC Trust Company (the
                           "Custodian") to provide certain custodial services to the Company. Fees payable to the Custodian for these services, and reimbursement for the Custodian's out-of-pocket expenses, will be paid by the Company.
                           See "Fees and Expenses" and "Custodian".

FEES AND EXPENSES          The Adviser and the Subadviser will bear all of
                           their own costs incurred in providing investment advisory services to the Company, including travel and other expenses related to the selection and monitoring of Underlying Managers. The Adviser and
                           Subadviser also will provide, or will arrange at their expense, for certain management and administrative services to be provided to the Company that are not provided by the Administrator, Custodian or other administrative service providers. Among those services are: providing office space and other support services; maintaining and preserving certain records; and reviewing and arranging for payment of the Company's expenses. See "Fees and Expenses".

                           The Company will bear all of its ordinary operating expenses, including: all investment related expenses, including, but not limited to, fees paid directly or indirectly to Underlying Managers, all costs and expenses directly related to portfolio transactions and positions for the Company's account such as direct and indirect expenses associated with the Company's investments, including its investments in Investment Funds (whether or not consummated), transfer taxes and premiums, taxes withheld on non-U.S. dividends, professional fees (including, without limitation, the expenses of consultants, attorneys and experts) and, if applicable in the event the Company utilizes a Direct Allocation Underlying Manager, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees; all costs and expenses associated with the establishment of special purpose vehicles managed by Direct Allocation Underlying Managers; any non-investment related interest expense; attorneys' fees and disbursements associated with updating the Company's Private Placement Memorandum and subscription documents (the "Offering Materials"); fees and disbursements of any attorneys and accountants engaged by the Company, and expenses related to the annual audit and tax returns of the Company; fees paid to the Administrator; record keeping, custody and escrow fees and expenses; the costs of errors and omissions or managers and officers liability insurance and a fidelity bond; the costs of preparing and mailing reports and other communications to Members; the

                           Management Fee and Performance Fee (as defined below); the costs of preparing and mailing reports and other communications to Members; all costs and charges for equipment or services used in communicating information regarding the Company's transactions among the Adviser or Subadviser and any custodian or other agent engaged by the Company; Company organizational and registration expenses; any state or local limited liability company fees; and any extraordinary expenses.

                           The Company's organizational expenses are estimated at $250,000. According to the guidelines followed by the American Institute of Certified Public Accountants applicable to the Company, the organizational expenses must be expensed by the Company as incurred. In order to achieve a more equitable distribution of the impact of those expenses among the Company's Members, an amount equal to the organizational expenses incurred by the Company will be allocated among and credited to or debited against the capital accounts of all Members based on the percentage that a Member's contributed capital to the Company bears to the total capital contributed to the Company by all Members as of the relevant allocation date. An initial allocation of organizational costs will be made as of the first date on which capital contributions of Members are made. These allocations will thereafter be adjusted as of each date, through and including March 31, 2003, on which additional capital is contributed to the Company by Members.

MANAGEMENT FEE             In consideration of the advisory and other services
                           provided by the Adviser to the Company, the Company will pay the Adviser a monthly fee of 1/12 of 1.0%
                           (1.0% on an annualized basis) of the Company's net assets (the "Management Fee"). The Management Fee will be an expense out of the Company's assets. The
                           Adviser will be responsible for compensating the Subadviser.

                           The Adviser anticipates making rebates, out of its own resources and legitimate profits and in its sole discretion, to certain institutional investors. The Adviser also anticipates making rebates, out of its own resources and in its sole discretion, to certain control persons, officers and employees of the Company, the Adviser, the Subadviser and their affiliates.

PERFORMANCE FEE            In addition to the Management Fee, the Adviser will
                           be entitled to receive a Performance Fee for each calendar quarter equal to 10% of the excess, if any, of the net profits allocated to each Member's capital account for the calendar quarter in excess of any net losses so allocated for such calendar quarter.

                           The amount of any Performance Fee that may be deducted from a Member's capital account for a given calendar quarter will be adjusted with respect to any contributions, transfers, distributions and repurchases applicable to the Member for that period. If at the end of any calendar quarter net losses allocated to a Member's capital account exceed net profits allocated to that account, a "Loss Carryforward Amount" in the amount of such excess will be established for the capital account of that Member. A Loss Carryforward Amount established in respect of a particular calendar quarter is aggregated with any still-existing Loss Carryforward

                           Amounts established in prior calendar quarters, and no Performance Fee will be deducted from a Member's capital account until subsequent profits allocated to that account reduce such Member's Loss Carryforward Amount(s) to (but not below) zero.

ALLOCATION OF PROFIT
AND LOSS The net profits or net losses of the Company (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) will be credited to or debited against the capital account of a Member on the last calendar day of each month in accordance with the Member's "investment percentage" for that period. A Member's investment percentage will be determined by dividing as of the start of a fiscal period the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members. The amount of net profits, if any, allocated to a Member may be reduced by the Member's share of the Adviser's Performance Fee. See "Capital Accounts and Allocations - Allocation of Net Profits and Net Losses".

CONFLICTS OF INTEREST      The investment activities of the Adviser, the
                           Subadviser, the Underlying Managers and their affiliates for their own accounts and other accounts they manage, may give rise to conflicts of interest that may disadvantage the Company. See "Conflicts of Interest".

OFFERING Each Member must subscribe for a minimum initial investment in the Company of $50,000.
                           Additional investments in the Company must be made in a minimum amount of $2,500. For the purposes of these mimimum amounts constituting Placement Fees may be considered, even though Placement Fees are not deemed to be investments in, or capital contributions to, the Company. The minimum initial and additional investments may be reduced by the Board of Directors with respect to individual investors or classes of investors (as, for example, with respect to certain control persons, officers and employees of the Company, the Adviser, the Subadviser or their affiliates). The Company may, in the discretion of the Board of Directors, repurchase all of the Interests of a Member if the Member's capital account balance in the Company, as a result of repurchase or transfer requests by the Member, is less than $50,000.

                           The Board of Directors may accept initial and additional subscriptions for Interests as of the first business day of each calendar month, except that the Company may offer Interests more frequently as determined by the Board of Directors. All subscriptions are subject to the receipt by the Company of cleared funds prior to the applicable subscription date in the full amount of the subscription, although the Board of Directors may accept a subscription prior to receipt of cleared funds. A prospective investor must also submit a completed subscription agreement before the applicable subscription date, provided that such subscription agreement may require both earlier submission of the completed agreement and earlier receipt by the Company of cleared funds. The Board of Directors reserves the right to reject any subscription for Interests (or portions of Interests) and may, in its sole discretion, suspend subscriptions for Interests at any time and from time to time.

                           Entities may be retained by the Company to assist in the placement of Interests. These entities ("Placement Agents"), which may be affiliated with the Adviser, will generally be entitled to receive a sales commission similar to a sales load charged by a traditional mutual fund (the "Placement Fee") from each investor purchasing an Interest through a Placement Agent, of 1.25% of the amounts transmitted in connection with their subscriptions. The Placement Fee will be added to a prospective investor's subscription amount; it will not constitute a capital contribution made by the investor to the Company nor part of the assets of the Company. The Placement Fee may be adjusted or waived at the sole discretion of the Placement Agent, and is expected to be waived for (1) institutional investors, and (2) certain control persons, officers and employees of the Company, the Adviser, the Subadviser, the Placement Agents and certain of their affiliates. See "Subscriptions for Interests - Placement Fees".

ELIGIBILITY                Each prospective investor will be required to certify
                           that the Interest subscribed for is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act. Each prospective investor must also be a "qualified client" within the meaning of Rule 205-3 under the Advisers Act. Investors who are
                           "accredited investors" as defined in Regulation D, and "qualified clients" within the meaning of Rule
                           205-3 are referred to in this Private Placement
                           Memorandum as "Eligible Investors". Existing Members subscribing for additional Interests will be required to qualify as "Eligible Investors" at the time of the additional subscription. The qualifications required to invest in the Company will appear in a subscription agreement that must be completed by each prospective investor.

INITIAL CLOSING DATE       The initial closing date for subscriptions for
                           Interests is March 29, 2002 (the "Closing Date"). The
                           Board of Directors, however, in its sole discretion, may postpone the Closing Date for up to 90 days. The
                           Company will commence operations following the Closing Date.

TRANSFER RESTRICTIONS      An Interest (or portion of an Interest) held by a
                           Member may be transferred only (1) by operation of law due to the death, divorce, bankruptcy, insolvency or dissolution of the Member or (2) under certain limited circumstances, with the prior written consent of the Board of Directors (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). Unless the Board of Directors consults with its counsel and counsel confirms that the transfer will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation, the Board of Directors generally may not consent to a transfer of an Interest (or portion of an Interest) unless the following conditions are met: (1) the transferring
                           Member has been a Member for at least six months; (2) the proposed transfer is to be made on the effective date of an offer by the Company to repurchase the Interest (or portion of the Interest); and (3) the transfer is (a) (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member
                           (e.g., certain transfers to affiliates, gifts and contributions to family entities) and (ii) to members of the transferring Member's immediate family
                           (siblings, spouse, parents or children), or (b) a distribution from a qualified retirement plan or an individual retirement account. In connection with any request to transfer an Interest (or portion of an Interest), the Board of Directors may require the Member requesting the transfer to obtain, at the Member's expense, an opinion of counsel selected by the Company as to such matters as the Board of Directors may reasonably request.

                           Transferees will not be allowed to become substituted Members without the prior written consent of the Board of Directors, which may be withheld in its sole discretion. A Member who transfers an Interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Company or the Board of Directors in connection with the transfer. See "Redemptions, Repurchases and Transfers of Interests".

WITHDRAWALS AND
REPURCHASES OF INTERESTS
BY THE COMPANY             No Member will have the right to require the Company
                           to redeem his, her or its Interest (or portion of the Interest). Repurchases will be made at such times and on such terms as may be determined by the Board of Directors, in its sole discretion.

                           In determining whether the Company should offer to repurchase Interests (or portions of them), the Board of Directors will consider the recommendations of the Adviser. The Adviser expects that it will recommend to the Board of Directors that the Company offer to repurchase Interests (or portions of them) from Members on September 30, 2002. The Adviser expects that after that date it typically will recommend to the Board of Directors that the Company offer to repurchase Interests (or portions of them) from Members quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day), in an amount generally not greater than 5% of the value of outstanding Interests at each such date. The Board of Directors will consider the following factors, among others, in determining whether to accept this recommendation: (1) whether any Members have requested to tender Interests (or portions of them) to the Company; (2) the liquidity of the Company's assets; (3) the investment plans and working capital requirements of the Company; (4) the relative economies of scale with respect to the size of the Company; (5) the history of the Company in repurchasing Interests (or portions of them); (6) the availability of information as to the value of the Company's interests in underlying Investment Funds;
                           (7) the economic condition of the securities markets; and (8) any anticipated tax consequences to the Company of any proposed repurchases of Interests (or portions of them).

                            When the Board determines that the Company will repurchase Interests (or portions of them), written notice will be provided to Members seeking the submission of non-binding notifications of tender ("Notifications") to the Company by Members at least 60 calendar days prior to the relevant repurchase date (the "Notification Date"), provided that such notifications shall become binding if not withdrawn by the Member by written notice to the Company prior to the 30th calendar day prior to the relevant repurchase date (the "Expiration Date"). Members will be permitted to tender their Interests with respect to any repurchase offer until the Expiration Date. To the extent that the amount of Interests tendered as of the Expiration Date exceeds the amount specified in the Notifications, the Company may in its sole discretion choose to accept for repurchase a lesser amount of Interests than it had intended to accept based on the information available as of the Notification Date. In such event, the Company will repurchase the Interests tendered on a pro rata basis, disregarding fractions, according to the relative amounts of Interests tendered by each Member as of the Expiration Date.

                           The Company has the right to repurchase Interests of Members if the Board of Directors determines that the repurchase is in the best interests of the Company or upon the occurrence of certain events specified in the LLC Agreement, including, but not limited to, attempted transfers in violation of the transfer restrictions described above. See "Redemptions, Repurchases and Transfers of Interests - No Right of Redemption" and " - Repurchases of Interests".

                           The LLC Agreement provides that the Company shall be dissolved if the Interest of any Member that has submitted a written request for the repurchase of its entire Interest by the Company, in accordance with the terms of the LLC Agreement, is not repurchased by the Company within a period of two years of the date of the repurchase request.

SUMMARY OF TAXATION        The Company intends to operate as a partnership and
                           not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes. The Company should not be subject to U.S. federal income tax, and each Member will be required to report on his, her or its own annual tax return the Member's distributive share of the Company's taxable income or loss. If the Company was determined to be an association or a publicly traded partnership taxable as a corporation, the taxable income of the Company would be subject to corporate income tax and any distributions of profits from the Company would be treated as dividends. See
                           "Tax Aspects".

EMPLOYEE BENEFIT PLANS
AND OTHER TAX-EXEMPT
ENTITIES Investors subject to ERISA and other tax-exempt entities (each, a "tax-exempt entity") may purchase Interests in the Company. The Company's assets would not be deemed to be "plan assets" for purposes of ERISA. Underlying Managers may utilize leverage in connection with their investment or trading activities with the result that a tax-exempt entity that is a Member may incur income tax liability with respect to its share of the net profits derived from these leveraged transactions to the extent they are treated as giving rise to "unrelated business taxable income" within the meaning of the Code. The Company will provide to tax-exempt entities that are Members accounting information as is available to the Company to assist the Members in reporting unrelated business taxable income for income tax purposes. Investment in the Company by tax-exempt entities requires special consideration, and trustees or administrators of these entities are urged to review carefully the matters discussed in this Private Placement Memorandum and to consult their legal, tax and accounting advisors with respect to their consideration of an investment in the Company. See "ERISA Considerations" and "Tax Aspects".

REPORTS TO MEMBERS         The Company will furnish to Members as soon as
                           practicable after the end of each taxable year information as is required by law to assist the Members in preparing their tax returns. An Underlying

                           Manager's delay in providing this information could delay the Company's preparation of tax information for investors, which might require Members to seek extensions on the time to file their tax returns, or could delay the preparation of the Company's annual report. The Company anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Company's operations during each quarter. See "Types of Investments and Related Risks - Risks of Fund-of-Hedge Funds Structure".

TERM The Company's term is perpetual unless the Company is otherwise terminated under the terms of the LLC Agreement.

FISCAL YEAR                For accounting purposes, the Company's fiscal year is
                           the 12-month period ending on March 31. The first fiscal year of the Company will commence on the Closing Date and will end on March 31, 2003. The
                           12-month period ending December 31 of each year will be the taxable year of the Company.

                            SUMMARY OF FUND EXPENSES

                  The following table illustrates the expenses and fees that the Company expects to incur and that Members can expect to bear directly or indirectly.

         MEMBER TRANSACTION EXPENSES
              Maximum Placement Fee (percentage of purchase amount) (1)                 1.25%
         ANNUAL EXPENSES (as a percentage of the Company's net assets)
              Management Fee (to the Adviser)                                           1.0%
              Interest Expenses on Borrowed Funds                                       0% (2)
              Performance Fee (to the Adviser) (3)                                      10% subject to a high
                                                                                        water mark
              Other expenses (4)                                                        1.46%
              Total Annual Expenses (other than the Performance Fee)(5)                 2.46%

         (1) In connection with initial and additional investments, investors may be charged Placement Fees (similar to a sales load charged by a traditional mutual fund) of up to 1.25% of the amounts transmitted in connection with their subscriptions, in the sole discretion of their account executives. See "Subscriptions for Interests - Placement Fees".

         (2) Although the Company is capable of borrowing funds, the Adviser and the Subadviser currently do not anticipate doing so.

         (3) In addition to the Management Fee, the Adviser will be entitled to receive a Performance Fee for each calendar quarter equal to 10% of the excess, if any, of the net profits allocated to each Member's capital account for the calendar quarter in excess of any net losses so allocated for such calendar quarter. The amount of any Performance Fee that may be deducted from a Member's capital account for a given calendar quarter will be adjusted with respect to any contributions, transfers, distributions and repurchases applicable to the Member for that period. If at the end of any calendar quarter net losses allocated to a Member's capital account exceed net profits allocated to that account, a "Loss Carryforward Amount" in the amount of such excess will be established for the capital account of that Member. A Loss Carryforward Amount established in respect of a particular calendar quarter is aggregated with any still-existing Loss Carryforward Amounts established in prior calendar quarters.

         (4) "Other expenses" is an estimate based on anticipated contributions to the Company and anticipated expenses for the first year of the Company's operations, and includes professional fees and other expenses that the Company will bear directly, including the administrative, custody, accounting, investor servicing and distribution fees payable to the Administrator, the Sub-Administrator, the Custodian and the Distributor and related expenses.

         (5) Investors also indirectly bear a portion of the asset-based fees, performance or incentive allocations and other expenses borne by the Company as an investor in the Investment Funds or special purpose investment vehicles. These indirect fees and expenses are not ascertainable at this time.

                  The purpose of the table above is to assist prospective investors in understanding the various costs and expenses Members will bear directly or indirectly. For a more complete description of the various fees and expenses of the Company, see "Fees and Expenses", "Administrator" and "Subscriptions for Interests".

EXAMPLE

                  You would pay the following fees and expenses on a $50,000* investment, assuming a 10% annual return:

         1 year               3 years              5 years              10 years
         ------               -------              -------              --------
         $2,321               $6,055               $10,295              $23,584

                  The Example is based on the fees and expenses set forth above, including the Performance Fee and an initial Placement Fee of 1.25%, and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Company may be greater or less than the hypothetical 10% return used in the Example. A greater rate of return than that used in the Example would increase certain fees paid by the Company, as well as the effect of the Performance Fee.

---------------------------
* On an investment of $1,000, the Example would be as follows:

EXAMPLE

                  You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:

         1 year               3 years              5 years              10 years
         ------               -------              -------              --------
         $40                  $98                  $158                 $320

                  The Example is based on the fees and expenses set forth above, including the Performance Fee and an initial Placement Fee of 1.25%, and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Company may be greater or less than the hypothetical 5% return used in the Example. A greater rate of return than that used in the Example would increase certain fees paid by the Company, as well as the effect of the Performance Fee.

                                   THE COMPANY

                  The Company, which is registered under the 1940 Act as a closed-end, non-diversified, management investment company, was organized as a limited liability company under the laws of Delaware on December 13, 2001 and has no operating history. The Company's principal office is located at 101 California Street, San Francisco, California 94111. Investment advisory services are provided to the Company by the Adviser, Montgomery Asset Management, LLC, a limited liability company organized under Delaware law, pursuant to the Investment Advisory Agreement. Investment sub-advisory services are provided to the Adviser and the Company by the Subadviser, Ferro Capital LLC, a limited liability company organized under Delaware law, pursuant to the Sub-Advisory Agreement. Responsibility for monitoring and overseeing the Company's investment program and its management and operation is vested in the individuals who serve on the Board of Directors (individually, a "Director" and collectively, the "Board"). See "The Board of Directors". Investors who acquire interests in the Company ("Interests") in the offering being made hereby will become members of the Company ("Members").

                                 USE OF PROCEEDS

                  The proceeds from the sale of Interests, not including the amount of any Placement Fees paid by investors and net of the Company's fees and expenses, will be invested by the Company to pursue its investment program and objectives as soon as practicable, consistent with market conditions, after receipt of the proceeds by the Company.

                                    STRUCTURE

                  The Company is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as "private investment funds", with those of a closed-end registered investment company. Private investment funds are commingled asset pools that are often aggressively managed and that offer their securities privately without registration under the 1933 Act in large minimum denominations (often over $1 million) to a limited number of high net worth individual and institutional investors. The general partners or investment advisers of these funds, which in the United States are typically structured as limited partnerships, are usually compensated through asset-based fees and incentive-based allocations. Closed-end registered investment companies are typically organized as corporations, business trusts, limited partnerships or limited liability companies that generally are managed more conservatively than most private investment funds. These registered companies impose relatively modest minimum investment requirements, and publicly offer their shares to a broad range of investors. The advisers to closed-end investment companies are typically compensated through asset-based (but not performance or incentive-based) fees.

                  The Company shares a number of key elements with private investment funds. The portfolios of the Investment Funds may be actively managed and Interests will be sold in relatively large minimum denominations in private placements solely to high net worth individual and institutional investors. In addition, the managers of the Investment Funds and the Adviser and Subadviser of the Company will typically be entitled to receive performance or incentive-based compensation. Unlike many private investment funds, however, the Company, as a registered closed-end investment company, can offer Interests without limiting the number of investors that can participate in its investment program. The structure of the Company is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in a sophisticated investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Company to the limitations on the number of investors faced by many of those funds.

                               INVESTMENT PROGRAM

Investment Objective

                  The Company seeks to provide investors with exposure to a broad-ranging multi-manager portfolio pursuing an "absolute return" strategy, with the objective of delivering consistent returns with relatively low volatility to, and relatively low dependence on, movements in major equity and bond markets.

                  Some of the strategies to which the Company's assets will be allocated include: statistical arbitrage, fundamental equity arbitrage, fixed-income arbitrage, convertible bond arbitrage, corporate event arbitrage, distressed securities investing and systematic futures strategies. The managers of these investment strategies are carefully selected and monitored by the Subadviser's team of investment professionals. The Underlying Managers selected by the Subadviser typically will have the flexibility to employ a variety of investment strategies using a board range of financial instruments and asset classes. The Subadviser will actively manage this portfolio--meaning it will add and remove Underlying Managers and adjust the allocation to Underlying Managers as it sees fit in order to better enable the portfolio to achieve its return and risk targets. Although the Subadviser normally does not expect to do so, the Company may also seek to gain investment exposure to certain Underlying Managers through limited use of derivative transactions, such as total return swaps, options and futures. See "Types of Investments and Related Risks - Investment Related Risks - Swap Agreements".

Investment Strategy

                  The Subadviser's "absolute return" strategy is distinguished by an emphasis on managers who attempt to hedge market risk and other risk factors in order to construct trades that take risks about which the manager has an opinion while reducing risks about which the manager does not have an opinion, and who seek to make profit by capitalizing on various inefficiencies in the marketplace rather than by focusing solely on the performance of a particular benchmark. Most absolute return strategies aim to achieve superior risk-adjusted returns with less reliance upon the orientation of global capital markets, primarily through specific security selection and timing decisions. Historically, the correlation of returns of absolute return strategies has been low in comparison with major equity and debt market indices. The addition of a selection of a varied mix of different absolute return strategies to a portfolio of traditional investments may, over a long-term investment period, provide benefits arising from increased diversification and reduced volatility of the investor's overall returns.

                  Subject to the ultimate authority of the Company's Board of Directors, the Subadviser's team of investment professionals will be responsible for the various aspects of the investment process, including fund identification and evaluation, portfolio construction, portfolio management, risk management and ongoing monitoring of investments. The Subadviser will seek to select Investment Funds that possess an advantage that sets them apart from other funds following similar strategies. Such advantages may include superior market models, a team of talented and experienced investment professionals, or a strategy or strategy implementation that cannot be easily duplicated by competitors.

                  Each investment made for the Company's investment portfolio will be subjected to a rigorous due diligence process, analyzing both quantitative and qualitative criteria. This process includes an evaluation of the fund's strategy, its ability to pursue such strategy and its effort to minimize undesirable risks. In addition, the Subadviser will assess the business operations of each fund.

                  The Subadviser will endeavor to allocate the Company's investment portfolio to a variety of Investment Funds and strategies to limit the negative impact that any single fund might have on the risk and return targets of the overall portfolio if such fund should perform below expectations. To minimize the risk of insufficient diversification, the Subadviser will not allocate more than 10% of the portfolio's assets to any single Investment Fund, measured at the time of investment. These limits may be exceeded as a result of relative outperformance of an Investment Fund or strategy, and the Subadviser may or may not adjust the portfolio allocations in such event.

                  Pursuant to the requirements of the 1940 Act, the Company will limit its investment in any one Investment Fund to less than 5% of the Investment Fund's voting securities, absent any amendments to the 1940 Act or any SEC order (or assurances from the SEC staff) permitting investments constituting a greater percentage of such securities. However, to permit the investment of more of its assets in an Investment Fund deemed attractive by the Subadviser, the Company may purchase non-voting securities of Investment Funds or contractually forgo its voting rights, on a case-by-case basis, by expressly waiving such rights in the appropriate documentation required to effect purchases of securities in the Investments Funds, subject to a limitation that the Company will not purchase voting and non-voting interest in an Investment Fund that in the aggregate represent 25% or more of an Investment Fund's outstanding equity, absent any amendments to the 1940 Act or any SEC order (or assurances from the SEC staff) permitting investments constituting a greater percentage of such securities.

                  The Subadviser will engage in an ongoing analysis of each of the portfolio's fund investments in an effort to monitor its strategies and operations. The Subadviser may divest from investments that it believes are unjustifiably operating outside the scope of their objectives or investment skills, or that are otherwise failing to meet expectations.

                  Funds not registered under the 1940 Act typically provide greater flexibility than traditional registered investment companies, such as mutual funds, as to the types of securities the unregistered funds hold, the types of trading strategies they use, and in some cases, the amount of leverage they use. The Underlying Managers utilized by the Company may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. Although the Underlying Managers will primarily invest and trade in equity and debt securities (domestic and non-U.S.), they may also invest and trade in a wide range of other investments, including but not limited to equity-related instruments, currencies, options, financial futures, commodity futures and forwards and debt-related instruments. The Underlying Managers may also sell securities short and use a wide range of other investment techniques. The Underlying Managers are generally not limited in the markets, either by location or type, such as large capitalization, small capitalization or non-U.S. markets in which they invest or the investment discipline that they may employ, such as value or growth or bottom-up or top-down analysis.

                  The Underlying Managers may use various investment techniques for hedging and non-hedging purposes. An Underlying Manager may, for example, sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Private Placement Memorandum. The use of these techniques may be an integral part of the investment program of an Underlying Manager, and involves certain risks. The Underlying Managers may use leverage, which also entails risk. See "Types of Investments and Related Risks".

                  For purposes of the Company's investment restrictions and investment limitations under the 1940 Act, the Company will "look through" to the underlying investments of special purpose investment vehicles it creates for the specific purpose of facilitating management of the Company's assets by Direct Allocation Underlying Managers (as opposed to Investment Funds formed and managed by third parties and held by multiple investors). Other Investment Funds in which the Company invests, however, are not subject to the Company's investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act. The Company may invest in high quality fixed income securities, money market instruments and money market funds or may hold cash or other cash equivalents pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Interests or for other purposes.

                  Underlying Managers have full discretion, without the Company's input, to purchase and sell securities and other investments for their respective Investment Funds consistent with the relevant investment advisory agreements, partnership agreements or other governing documents of the Investment Funds. Investment Funds may invest in a wide range of securities and other financial instruments and use a broad array of investment techniques for hedging and non-hedging purposes. An Investment Fund may, among other things:

     o make substantial investments in bonds or other fixed income securities of the U.S. Government and of domestic and non-U.S. issuers or make investments in stocks or other equity securities of domestic and non-U.S. issuers;

     o make substantial hedged investments in bonds or other fixed-income securities of the United States Government and of domestic and non-U.S. issuers or make hedged investments in stocks or other equity securities of domestic and non-U.S. issuers;

     o engage in hedging in related equity, convertible and interest rate securities;

     o engage in risk arbitrage involving the purchase of securities of companies in bankruptcy;

     o    invest in instruments of failing companies or companies in bankruptcy;

     o    engage in strategic block investing;

     o    utilize short sales and leverage, repurchase agreements and options;

     o invest with asset allocators that utilize a variety of the strategies delineated above; and

     o effect transactions in foreign exchange, commodities and futures contracts (and, when available, options on those instruments).


                  The strategies employed by the Underlying Managers on behalf of their respective Investment Funds and the types of Investment Funds in which the Company may invest may include, but may not be limited to, those described below. The investment strategies described below will represent the primary strategies of the Underlying Managers selected by the Subadviser, but the Subadviser will not be limited in the types of strategies that it may select or the types of investment activities in which the Underlying Managers may engage. The following are illustrative of the various primary strategies and investment activities employed by Underlying Managers to Investment Funds that the Subadviser may select for investment by the Company. It is important to note that the strategies described below have many different forms and not all Investment Funds pursuing these strategies have similar goals, methodologies or outcomes.

1. Convertible Bond Arbitrage: This strategy focuses on convertible bonds while hedging equity risk, sometimes interest rate risk and, less often, credit risk, enabling the manager to effectively structure undervalued calls and puts on the underlying equity. The classic position is long a convertible bond and short the underlying equity in a ratio rendering it less dependent upon moves in the price of the equity. Convertible bond arbitrage strategies generally seek to have relatively low correlation to major market indices.

2. Statistical Arbitrage: This strategy attempts to exploit price inefficiencies between related equities while taking little or no net exposure to one or more equity indices, using a stock selection process driven primarily by statistical or technical indicators. This can include "pairs-trading", where each trade is long one company and short a similar company, while others seek to construct diversified portfolios of long and short positions with offsetting exposures to the market and other risk factors, such as sector exposures or capitalization exposure. Statistical arbitrage strategies generally seek to have relatively low correlation to major market indices.

3. Fundamental Equity Arbitrage: This strategy attempts to exploit price inefficiencies between related equities while taking little or no net exposure to one or more equity indices, using a stock selection process driven by models using fundamental factors to forecast future stock price movements. This approach often focuses on just one sector of the market where the manager may have expertise (known as sector specialists.) This can also include "pairs-trading", where each trade is long one company and short a similar company, while others seek to construct diversified portfolios of long and short positions with offsetting exposures to the market and other risk factors, such as sector exposures or capitalization exposure. Fundamental equity arbitrage strategies generally seek to have relatively low correlation to major market indices.

4. Fixed-Income Arbitrage: This strategy focuses on pricing differences in fixed-income instruments and related derivatives. Fixed-income arbitrage funds often take arbitrage positions among similar bonds, among securities and related derivatives and along the yield curve. Many fixed-income arbitrage funds attempt to mitigate exposure to interest rate, foreign exchange and credit risks. One sub-strategy of fixed-income arbitrage is mortgage-backed securities arbitrage, which attempts to exploit inexpensive mortgage-backed securities and may attempt to hedge the associated risks using a variety of fixed-income securities and interest rate derivatives. Fixed-income arbitrage strategies generally seek to have relatively low correlation to major market indices.

5. Corporate Event Arbitrage: This strategy, which includes merger or "risk" arbitrage (speculating on the outcome of proposed mergers or acquisitions), trading around corporate events such as spin-offs, recapitalizations or asset sales. Managers of event-driven strategies usually consider the probable value of the securities following the event or transaction, the likelihood that the event or transaction will occur and the amount of time that the process will take. Corporate event arbitrage strategies generally seek to have relatively low correlation to major market indices.

6. Distressed Securities Investing: This strategy involves investing in bank loans, trade claims, equity securities, debt securities or other securities of companies that are in bankruptcy, are highly leveraged, or are in other distressed situations Distressed securities investing strategies generally seek to have relatively low correlation to major market indices.

7. Systematic Futures: Typically, these strategies invest in commodity futures, financial futures and currencies using computerized trading models. The models are often based on trend-following or other technical systems to identify and recommend trades. These strategies generally have a relatively low and sometimes negative correlation to broad equity indices.

                  Underlying Managers with which the Company invests may use leverage. In addition, the Company may borrow to invest in Investment Funds on a secured or unsecured basis, in connection with its investment activities, for cash management purposes or to fund repurchases or as further described below. The Company currently intends to invest its assets primarily in Investment Funds. In addition, to facilitate the efficient investment of the Company's assets, separate special purpose investment vehicles that would be managed by one or more Direct Allocation Underlying Managers may be created by the Company. Generally, with respect to any such special purpose investment vehicles, the Company would be the sole investor.

                  The Subadviser will evaluate each Underlying Manager with a frequency deemed appropriate for the Underlying Manager's investment strategy and market conditions to determine whether its investment program is consistent with the Company's investment objective and whether its investment performance and other investment selection criteria are satisfactory. The Company's assets may be reallocated among Underlying Managers, and existing Underlying Managers may be terminated and additional Underlying Managers selected, subject to the condition that the retention of a Direct Allocation Underlying Manager will require approval of the Board of Directors and of a majority (as defined in the 1940 Act) of the Company's outstanding voting securities, unless the Company receives an exemption from certain provisions of the 1940 Act. The termination of a Direct Allocation Underlying Manager will only require the approval of the Board of Directors. Each Underlying Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed income securities and money market instruments, or may hold cash or cash equivalents in such amounts as the Underlying Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds, and thereafter from time to time, the Company also may invest in these instruments.

                  The Company does not intend to invest in Investment Funds sponsored or managed by the Adviser, Subadviser or any of their affiliates. The Company may, however, do so in the future, subject to obtaining necessary regulatory relief.

                  Additional information about the types of investments that are expected to be made by the Underlying Managers, their investment practices and related risk factors is provided below. Except as otherwise indicated, the Company's investment policies and restrictions are not fundamental and may be changed without a vote of Members.

                     TYPES OF INVESTMENTS AND RELATED RISKS

General

                  Discussed below are the investments generally made by the Underlying Managers and the principal risks associated with those investments. The risk to an Investment Fund managed by an Underlying Manager will, in turn, have an effect on the Company. The value of the Company's total net assets may be expected to fluctuate in response to fluctuations in the value of the Investment Funds in which it invests. To the extent that the portfolio of an Underlying Manager is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision made by the Underlying Manager is increased. An Underlying Manager's use of leverage is likely to cause the value of an Investment Fund it manages to appreciate or depreciate at a greater rate than if the Underlying Manager did not use leverage. Each individual trading strategy to which the Company allocates capital will involve a different set of complex risks, many of which are not disclosed in this Private Placement Memorandum. For example, in the case of an Underlying Manager that pursues event-driven strategies, if the event fails to occur or it does not have the effect foreseen, losses can result. The principal risks are described below.

Investment Related Risks

                  General Economic and Market Conditions. The success of the Company's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and liquidity of the Company's investments. Unexpected volatility or liquidity could impair the Company's profitability or result in its suffering losses.

                  Market Risk. Market risk is the risk of potential adverse changes to the value of financial instruments and their derivatives because of changes in market conditions like interest and currency-rate movements and volatility in commodity or security prices. Each trading strategy utilized by the Company, even one that is "market neutral" or "non-directional", involves some, and occasionally a significant degree of, market risk. The profitability of the Investment Funds, and, consequently, the Fund, depends, in part, upon the Underlying Managers correctly assessing future price movements of securities and other financial instruments. The Company cannot assure any Member that the Subadviser or Underlying Managers will accurately predict these price movements.

                  Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which an Investment Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Intervention often is intended directly to influence prices and may, together with other factors, cause all such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. An Investment Fund also is subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

                  The Company may take a position in Investment Funds that invest in the publicly traded and privately placed equity or other securities of companies in the information technology and Internet sectors. These investments are subject to inherent market risks and fluctuations as a result of company earnings, economic conditions and other factors beyond the control of the Subadviser. The public equity markets have in the past experienced significant price volatility, especially in the technology sectors.

                  Risks of Securities Activities. All securities investing and trading activities risk the loss of capital. Although the Subadviser will attempt to moderate these risks, no assurance can be given that the Company's investment activities will be successful or that Members will not suffer losses. Following below are some of the more significant risks associated with the Underlying Managers' styles of investing:

                  Equity Securities. Underlying Managers' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Underlying Managers also may invest in depository receipts or shares relating to non-U.S. securities. See "Non-U.S. Securities". Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, and these fluctuations can be pronounced. Underlying Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Underlying Managers may purchase securities in all available securities trading markets.

                  Bonds and Other Fixed Income Securities. Underlying Managers may invest in bonds and other fixed income securities, both domestic and non-U.S. Underlying Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed-income securities include, among other securities: bonds, notes and debentures issued by domestic and non-U.S. corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government securities") or by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (that is, credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (that is, market risk).

                  Underlying Managers may invest in both investment grade and non-investment grade debt securities. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

                  Non-U.S. Securities. Underlying Managers may invest in securities of non-U.S. issuers and in depository receipts or shares, such as American Depository Receipts or American Depository Shares (referred to collectively as "ADRs"), which represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Underlying Managers may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets. Investments in non-U.S. securities are subject to risks generally viewed as not present in the United States. These risks include: varying custody, brokerage and settlement practices; difficulty in pricing of securities; less public information about issuers of non-U.S. securities; less governmental regulation and supervision over the issuance and trading of securities than in the United States; the lack of availability of financial information regarding a non-U.S. issuer or the difficulty of interpreting financial information prepared under non-U.S. accounting standards; less liquidity and more volatility in non-U.S. securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in non-U.S. countries. Moreover, governmental issuers of non-U.S. securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in non-U.S. countries typically also involves higher brokerage and custodial expenses than does investment in U.S. securities.

                  Other risks of investing in non-U.S. securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other non-U.S. or U.S. laws or restrictions, or devaluations of non-U.S. currencies. A decline in the exchange rate would reduce the value of certain of an Investment Fund's non-U.S. currency denominated portfolio securities irrespective of the performance of the underlying investment. An Investment Fund may also incur costs in connection with conversion between various currencies. The risks associated with investing in non-U.S. securities may be greater with respect to those issued by companies located in emerging industrialized or less developed countries.

                  An Underlying Manager may enter into forward currency exchange contracts ("forward contracts") for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an Investment Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by an Investment Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when an Investment Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Investment Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an Investment Fund's existing holdings of non-U.S. securities. Imperfect correlation may exist, however, between an Investment Fund's non-U.S. securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may be used for non-hedging purposes in seeking to meet an Investment Fund's investment objective, such as when an Underlying Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund's investment portfolio. Investment Funds are subject to no requirement that they hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

                  Distressed Securities. Certain of the companies in whose securities the Investment Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies' securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. An Investment Fund's investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be less than investment grade, which may result in the Company's experiencing greater risks than it would if investing in higher rated instruments.

                  Non-Diversified Status. The Company is a "non-diversified" investment company for purposes of the 1940 Act, which means that the Company is subject to no percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer.

                  Leverage. Some or all of the Underlying Managers may make margin purchases of securities and, in connection with these purchases, borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage", is speculative and involves certain risks. The Company may also borrow money in connection with its investment activities, for cash management purposes, to fund the repurchase of Interests or for temporary or emergency purposes.

                  Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in non-U.S. markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. Although leverage will increase investment return if an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease the return on an Investment Fund if the Investment Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Investment Funds. In the event that an Investment Fund's equity or debt instruments decline in value, the Investment Fund could be subject to a "margin call" or "collateral call", under which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Fund's assets, the Underlying Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Underlying Manager may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

                  The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This requirement means that the value of the investment company's total indebtedness may not exceed one-third the value of its total assets (including the indebtedness). This limit does not apply to Investment Funds other than special purpose investment vehicles managed by a Direct Allocation Underlying Managers, so that the Company's portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of Interests may be great.

                  In seeking "leveraged" market exposure in certain investments and in attempting to increase overall returns, an Underlying Manager may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and may, in some cases, involve significant risks of loss.

                  Short Sales. An Underlying Manager may attempt to limit an Investment Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Underlying Manager believes possess volatility characteristics similar to those being hedged. An Underlying Manager may also use short sales for non-hedging purposes to pursue its investment objectives if, in the Underlying Manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on an Investment Fund's portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover an Investment Fund's short position will be available for purchase.

                  An Investment Fund may make "short sales against-the-box", in which it will sell short securities it owns or has the right to obtain without payment of additional consideration. If an Investment Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. An Investment Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

                  Reverse Repurchase Agreements. Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund's simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Investment Fund's investment portfolio.

                  Non-U.S. Currency Transactions. An Underlying Manager may engage in non-U.S. currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns, particularly if the Underlying Manager expects a decrease in the value of the currency in which the non-U.S. security is denominated. An Underlying Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between non-U.S. currencies and the U.S. dollar.

                  Purchasing Initial Public Offerings. The Underlying Managers may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income.

                  Special Investment Instruments and Techniques. Underlying Managers may utilize a variety of special investment instruments and techniques described below to hedge the portfolios of the Investment Funds against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes in seeking to achieve an Investment Fund's investment objective. The Subadviser, on behalf of the Company, may also use these special investment instruments and techniques for either hedging or non-hedging purposes. These strategies may be executed through derivative transactions. Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

                  Derivatives. The Subadviser, on behalf of the Company, and some or all of the Underlying Managers, may invest in, or enter into, derivatives or derivatives transactions ("Derivatives"). Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives entered into by an Investment Fund or the Company can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the portfolio of the Investment Fund or the Company as a whole. Derivatives permit an Underlying Manager or the Subadviser to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on performance of an Investment Fund or the Company. The Subadviser's use of derivatives may include total return swaps, options and futures designed to replicate the performance of a particular Investment Fund or to adjust market or risk exposure.

                  If an Underlying Manager causes an Investment Fund, or the Subadviser causes the Company, to invest in Derivatives at inopportune times or incorrectly judges market conditions, the investments may lower the return of the Investment Fund or the Company or result in a loss. An Investment Fund or the Company also could experience losses if Derivatives are poorly correlated with its other investments, or if the Underlying Manager or the Subadviser is unable to liquidate the position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

                  Options and Futures. The Subadviser and the Underlying Managers may utilize options and futures contracts and so-called "synthetic" options or other Derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Company or the Investment Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Subadviser or an Underlying Manager may have difficulty closing out its position. Over-the-counter options also may include options on baskets of specific securities.

                  The Subadviser or the Underlying Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing the investment objectives of Investment Funds. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

                  The Subadviser or an Underlying Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Company or the Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

                  Underlying Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Non-U.S. markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Non-U.S. markets, however, may have greater risk potential than domestic markets. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate, or the Company or an Investment Fund could incur losses as a result of those changes. Transactions on non-U.S. exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on non-U.S. commodity exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC").

                  Engaging in transactions in futures contracts involves risk of loss to the Company or the Investment Fund that could adversely affect the value of the Company's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Company or the Investment Funds to substantial losses. Successful use of futures also is subject to the Subadviser's or an Underlying Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

                  Positions of the SEC and its staff may require an Underlying Manager to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of these assets will have the effect of limiting the Underlying Manager's ability otherwise to invest those assets.

                  When the Company makes an indirect investment in an Investment Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Investment Fund, such investment by the Company may be subject to certain of the additional regulations that may be applicable to these types of specialized instruments. Futures and options transactions by the Company must constitute permissible transactions pursuant to regulations promulgated by the CFTC. The Company intends to conduct its operations in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974 (the "Commodity Exchange Act") in order to avoid regulation by the CFTC as a commodity pool. Under CFTC Rule 4.5, the Company may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired futures, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Company's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% liquidation limit. Pursuant to regulations and/or published positions of the SEC, the Company may be required to segregate cash or liquid securities in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

                  Call and Put Options on Securities Indices. The Subadviser or the Underlying Managers may purchase and sell on behalf of the Company or Investment Funds call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes in seeking to achieve the investment objectives of the Company or the Investment Funds. A stock index fluctuates with changes in the market values of the stocks included in the index. Successful use of options on stock indexes will be subject to the Subadviser's or the Underlying Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment, which requires different skills and techniques from those involved in predicting changes in the price of individual stocks.

                  Warrants and Rights. Warrants are Derivatives that permit, but do not obligate, their holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any interest in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

                  Swap Agreements. The Subadviser, on behalf of the Company, and an Underlying Manager, on behalf of an Investment Fund, may enter into equity, interest rate, index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Company or an Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount", that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a "basket" of securities representing a particular index.

                  Most swap agreements entered into by the Company or an Investment Fund would require the calculation of the obligations of the parties to the agreements on a "net basis". Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Company or the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Company's or the Investment Fund's risk of loss consists of the net amount of payments that the Company or the Investment Fund contractually is entitled to receive.

                  To achieve investment returns equivalent to those achieved by an Underlying Manager in whose Investment Fund the Company could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Company may enter into swap agreements under which the Company may agree, on a net basis, to pay a return based on a floating interest rate, and to receive the total return of the reference Investment Fund over a stated time period. The Company may seek to achieve the same investment result through the use of other Derivatives in similar circumstances. The U.S. federal income tax treatment of swap agreements and other Derivatives as described above is unclear. Swap agreements and other Derivatives used in this manner may be treated as a "constructive ownership of the reference property", which may result in a portion of any long-term capital gain being treated as ordinary income. See "Tax Aspects - Tax Treatment of Company Investments".

                  Lending Portfolio Securities. Underlying Managers may cause Investment Funds to lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by an Underlying Manager may not exceed 33-1/3% of the value of an Investment Fund's total assets. In connection with any such transaction, the Investment Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. An Investment Fund might experience loss if the institution with which the Fund has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

                  When-Issued and Forward Commitment Securities. Underlying Managers may purchase securities on behalf of Investments Funds on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, if effected by the Company or by a special purpose investment vehicle managed by a Direct Allocation Underlying Manager, will be subject to the Company's limitation on indebtedness unless, at the time the transaction is entered into, the Company has established and maintains a segregated account consisting of cash, U.S. Government securities or liquid securities equal to the value of the when-issued or forward commitment securities. The risk exists that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Underlying Manager on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund or the Company may incur a loss.

                  Restricted and Illiquid Investments. Although the Subadviser anticipates that most Investment Funds will invest primarily in publicly traded securities, they may invest a portion of the value of their total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

                  When registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Underlying Manager may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, an Investment Fund might obtain a less favorable price than the price that prevailed when the Investment Fund decided to sell. For special purpose investment vehicles that are managed by a Direct Allocation Underlying Manager, restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Board of Directors. Underlying Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.

                  The Company's interests in Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Company's ability to liquidate an interest and withdraw from an Investment Fund will likely be limited. The liquidity of these Investment Funds' interests may adversely affect the Company were it to have to sell interests at an inopportune time.

                  Counterparty Credit Risk. Many of the markets in which the Company and the Investment Funds effect their transactions are "over-the-counter" or "interdealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent the Company or an Investment Fund invests in swaps, Derivatives or synthetic instruments, or other over-the-counter transactions in these markets, the Company or Investment Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject the Company to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such "counterparty risk" is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Company and the Investment Funds to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses by the Company.

Risks of Fund-of-Hedge Funds Structure

                  The Investment Funds generally will not be registered as investment companies under the 1940 Act. The Company, as an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. Although the Subadviser will receive information from each Underlying Manager regarding its investment performance and investment strategy, the Subadviser may have little or no means of independently verifying this information. An Underlying Manager may use proprietary investment strategies that are not fully disclosed to the Subadviser, which may involve risks under some market conditions that are not anticipated by the Subadviser. The performance of the Company depends on the success of the Subadviser in selecting Investment Funds for investment by the Company and the allocation and reallocation of Company assets among those Funds.

                  For the Company to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive timely information from the Underlying Managers. An Underlying Manager's delay in providing this information could delay the Company's preparation of tax information for investors, which could require Members to seek extensions on the time to file their tax returns, or could delay the preparation of the Company's annual report.

                  An investor in the Company meeting the eligibility conditions imposed by the Underlying Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Company, could invest directly with the Underlying Managers. By investing in the Investment Funds indirectly through the Company, an investor bears a portion of the Adviser's Management Fee and Performance Fee and other expenses of the Company, and also indirectly bears a portion of the asset-based fees, incentive allocations and other expenses borne by the Company as an investor in the Investment Funds.

                  Each Underlying Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Underlying Managers and the Company generally. As a result, an Underlying Manager with positive performance may receive compensation from the Company, and indirectly from Members, even if the Company's overall returns are negative. Investment decisions of the Investment Funds are made by the Underlying Managers independently of each other so that, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Investment Fund. Transactions of this sort could result in the Company's directly or indirectly incurring certain transaction costs without accomplishing any net investment result. Because the Company may make additional investments in or withdrawals from Investment Funds only at certain times according to limitations set forth in the governing documents of the Investment Funds, the Company from time to time may have to invest some of its assets temporarily in money market securities or money market funds.

                  Investment Funds may permit or require that redemptions of interests be made in kind. Upon its withdrawal of all or a portion of its interest in an Investment Fund, the Company may receive securities that are illiquid or difficult to value. In such a case, the Subadviser would seek to cause the Company to dispose of these securities in a manner that is in the best interests of the Company. The Company may not be able to withdraw from an Investment Fund except at certain designated times, limiting the ability of the Subadviser to withdraw assets from an Underlying Manager that may have poor performance or for other reasons.

                  The Company may agree to indemnify certain of the Investment Funds and their Underlying Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Interests.

                  Other risks associated with the Company's fund-of-hedge funds investment approach include:

                  Valuation. Certain securities in which the Investment Funds invest may not have a readily ascertainable market price and will be valued by the Underlying Managers. Such a valuation will be conclusive with respect to the Company, even though an Underlying Manager may face a conflict of interest in valuing the securities, as their value will affect the Underlying Manager's compensation. In most cases, the Subadviser will have no ability to assess the accuracy of the valuations received from an Underlying Manager with respect to the

Company's investment in an Investment Fund. In addition, the net asset values or other valuation information received by the Subadviser from the Underlying Managers will typically be estimates only, subject to revision through the end of each Investment Funds' annual audit. Revisions to the gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the annual audit of each Investment Fund is completed.

                  Securities Believed to Be Undervalued or Incorrectly Valued. Securities that an Underlying Manager believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Underlying Manager anticipates. As a result, the Company may lose all or substantially all of its investment in an Investment Fund in any particular instance.

                  Dilution. If an Underlying Manager limits the amount of capital that may be contributed to an Investment Fund from the Company, or if the Company declines to purchase additional interests in an Investment Fund, continued sales of interests in the Investment Fund to others may dilute the returns for the Company from the Investment Fund.

                  Investments in Non-Voting Stock. Investment Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult for the Subadviser to monitor whether holdings of the Investment Funds cause the Company to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Company may need to hold its interest in an Investment Fund in non-voting form. Additionally, for regulatory reasons, the Company may need to limit the amount of voting securities it holds in any particular Investment Fund, and may as a result hold substantial amounts of non-voting securities in a particular Investment Fund. To the extent the Company holds non-voting securities of an Investment Fund, it will not be able to vote on matters that require the approval of the investors in the Investment Fund. This restriction could diminish the influence of the Company in an Investment Fund and adversely affect its investment in the Investment Fund, which could result in unpredictable and potentially adverse effects on Members.

                                   OTHER RISKS

                  Investing in the Company will involve risks other than those associated with investments made by Investment Funds including those described below:

                  Performance Fee. Each Underlying Manager will receive an incentive allocation generally of 15% to 25% of net profits of each Investment Fund that it manages. The Adviser may also receive a Performance Fee if, in any given calendar quarter, net profits allocated to the Members exceed any applicable Loss Carryforward Amount. These incentives may create an incentive for the Underlying Managers or the Subadviser to make investments that are riskier or more speculative than those that might have been made in their absence. In addition, the Performance Fee will be calculated on a basis that includes realized and unrealized appreciation of assets, and may be greater than if it were based solely on realized gains. See "Fees and Expenses - Performance Fee".

                  Lack of Operating History. The Company is a recently formed entity and has no operating history upon which investors can evaluate its performance. Notwithstanding that the Adviser has extensive experience managing investments and investment companies, and the personnel of the Subadviser responsible for managing the Company's investment portfolio have substantial experience in managing investments and private investment funds, the Adviser and the Subadviser (as a newly-formed entity) have not previously advised an entity with an investment program identical to that which the Company seeks to pursue. In addition the past performance of the Adviser and the personnel of the Subadviser provides no guarantee of future success.

                  Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Company is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Company will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Moreover, identification of attractive investment opportunities by Investment Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an Underlying Manager, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Investment funds sponsored, managed or advised by the Adviser or the Subadviser and their affiliates may seek investment opportunities similar to those the Company may be seeking, and none of these parties has an obligation to offer any opportunities it may identify to the Company.

                  Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. If those liabilities were to arise, the investing Investment Funds likely would suffer losses on their investments.

                  Inadequate Return. No assurance can be given that the returns on the Company's investments will be commensurate with the risk of investment in the Company. Investors should not commit money to the Company unless they have the resources to sustain the loss of their entire investment in the Company.

                  Inside Information. From time to time, the Company or its affiliates may come into possession of material, non-public information concerning an entity in which the Company has invested, or proposes to invest. Possession of that information may limit the ability of the Company to buy or sell securities of that entity.

                  Recourse to the Company's Assets. The Company's assets, including any investments made by the Company and any interest in the Investment Funds held by the Company, are available to satisfy all liabilities and other obligations of the Company. If the Company becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Company's assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

                  Possible Exclusion of a Member Based on Certain Detrimental Effects. The Company may, as determined by the Board of Directors, repurchase the Interest or portion of an Interest held by a Member or other person acquiring an Interest from or through a Member, or cause a Member to sell the Interests held by such Member to another Member, if:

     o the Interest or a portion of it has been transferred or has vested in any person other than by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetence of the Member;

     o ownership of the Interest by the Member or other person will cause the Company to be in violation of, or require registration of any Interest or portion of any Interest under, or subject the Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may subject the Company or any Members to an undue risk of adverse tax or other fiscal or regulatory consequences;

     o continued ownership of the Interest or portion of it by the Member or other person may be harmful or injurious to the business of the Company; or

     o any of the representations and warranties made by the Member or other person in connection with the acquisition of the Interest or portion of the Interest was not true when made or has ceased to be true.

The effect of these provisions may be to deprive an investor in the Company of an opportunity for a return even though other investors in the Company might enjoy such a return.

                  Limitations on Transfer; No Market for Member Interests. No Member will be permitted to transfer his, her or its Interest without the consent of the Board of Directors. The transferability of Interests will be subject to certain restrictions contained in the LLC Agreement and will be affected by restrictions imposed under applicable securities laws. No market currently exists for Interests, and the Adviser contemplates that one will not develop. Although the Adviser expects to recommend to the Board of Directors that the Company offer to repurchase Interests quarterly, no assurances can be given that the Company will do so. Consequently, Interests should only be acquired by investors able to commit their funds for an indefinite period of time.

                  Liquidity Risks. Interests will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. Although the Company may offer to repurchase Interests from time to time, a Member may not be able to liquidate an Interest for up to one year from the initial Closing Date. The Adviser expects that it will recommend to the Board of Directors that the Company offer to repurchase Interests from Members on September 30, 2002, and, after that date, quarterly, effective at the end of March, June, September and December. No assurances can be given that these repurchases will occur.

                  Repurchase Risks. With respect to any future repurchase offer, Members tendering an Interest, or a portion of an Interest, for repurchase will be asked to give written notice of their intent to so tender by a date specified in the notice describing the terms of the repurchase offer (the "Notification Date"). The Notification Date generally will be 60 days prior to the date that the Interests to be repurchased are valued by the Company (the "Valuation Date"). Members will be permitted to tender their Interests with respect to any repurchase offer until 30 days prior to the Valuation Date (the "Expiration Date"). The Adviser expects that it not recommend repurchase of greater than 5% of outstanding Interests at any single Valuation Date. Members that elect to tender an Interest, or a portion of an Interest, for repurchase will not know the price at which such Interest will be repurchased until the Valuation Date, which is 30 days after the Expiration Date. It is possible that during the time period between the Expiration Date and the Valuation Date, general economic and market conditions, or specific events affecting one or more underlying Investment Funds, could cause a decline in the value of Interests in the Company. See "Redemptions, Repurchases and Transfers of Interests".

                  Potential Significant Effect of the Performance of a Limited Number of Investments. The Subadviser expects that the Company will participate in multiple investments. The Company may, however, make investments in a limited number of the Investment Funds and Investment Funds may make investments in a limited number of portfolio companies.

                  Tax Considerations; Distributions to Members and Payment of Tax Liability. The Company intends not to make periodic distributions of its net income or gains, if any, to Members. A Member will be required each year nonetheless to pay applicable U.S. federal and state income taxes on his, her or its share of the Company's taxable income, and will have to pay applicable taxes from other sources. The amount and timing of any distributions will be determined in the sole discretion of the Board. See "Tax Aspects" for a summary of certain significant U.S. federal income and other tax consequences that are relevant to an investment in the Company.

Limits of risk disclosures

                  The above discussions of the various risks associated with the Company and the Interests are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Company. Prospective investors should read this entire Private Placement Memorandum and the LLC Agreement and consult with their own advisers before deciding whether to invest in the Company. In addition, as the Company's investment program changes or develops over time, an investment in the Company may be subject to risk factors not currently contemplated or described in this Private Placement Memorandum.

                      INVESTMENT POLICIES AND RESTRICTIONS

                  The investment objective of the Company is fundamental and may not be changed without a vote of a majority of the Company's outstanding voting securities. The Company has also adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Company's outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Company, means the vote, at an annual or a special meeting of the security holders of the Company duly called, of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or of more than 50% of the outstanding voting securities of the Company, whichever is less.

                  In applying these investment restrictions and other policies described in this Private Placement Memorandum, the Company will aggregate its investments and transactions with those of each special purpose investment vehicle, if any, that is advised by a Direct Allocation Underlying Manager, but will not aggregate its investments and transactions with those of the underlying Investment Funds that are not special purpose investment vehicles managed by Direct Allocation Underlying Managers. In addition, if a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Company's total assets, unless otherwise stated in this Private Placement Memorandum, will not constitute a deviation from the restriction or policy. The Company's fundamental investment restrictions are as follows:

         (1) The Company will not invest 25% or more of the value of its total assets in the securities other than U.S. Government securities of issuers engaged in any single industry, measured at the time of the investment (for purposes of this restriction, the Company's investments in Investment Funds which employ distinct strategies, (e.g., convertible bond arbitrage, statistical arbitrage, fundamental equity arbitrage, fixed-income arbitrage, corporate event arbitrage, distressed securities investing or systematic futures) are not deemed to be an investment in a single industry).

         (2) The Company will not issue senior securities representing stock except that, to the extent permitted by the 1940 Act, (a) the Company may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other transactions involving the issuance by the Company of "senior securities" representing indebtedness, and (b) the Company may borrow money from banks for cash management purposes, temporary or emergency purposes or in connection with repurchases of, or tenders for, Interests.

         (3) The Company will not underwrite securities of other issuers, except insofar as the Company may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

         (4) The Company will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Company's investment policies.

         (5) The Company will not purchase or sell commodities or commodity contracts, except that it may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

         (6) The Company will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

                  The Subadviser will not cause the Company to make loans to or receive loans from the Adviser, the Subadviser or their affiliates, except to the extent permitted by the 1940 Act, an exemption from the 1940 Act, or as otherwise permitted by applicable law. The Company may effect brokerage transactions through affiliates of the Adviser or Subadviser, subject to compliance with the 1940 Act.

                             THE BOARD OF DIRECTORS

                  The Company's Board has overall responsibility for monitoring and overseeing the Company's investment program and its management and operation, and has approved the Company's investment program. As used herein, the term "Director" is synonymous with the term "manager" within the meaning of the Delaware Limited Liability Company Act. The Board of Directors will monitor and oversee the business affairs of the Company, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Company's business. The Board exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by the directors of an investment company registered under the 1940 Act organized as a corporation and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Company's business.

Although the Directors review policies regarding the management of the Company and review information provided to them in connection with quarterly meetings of the Board (and any special meetings called), they do not have an active role in reviewing or supervising the Company's ongoing operations. This means, for example, that the Directors do not select or approve the Underlying Managers or the Investment Funds (other than Direct Allocation Underlying Managers). By way of further example, the Directors do not (and cannot) verify the valuation of the Company's investments in Investment Funds and must rely on valuation information provided by the Underlying Managers, the Adviser and the Subadviser without any investigation or independent verification. To the fullest extent allowed by applicable law including the 1940 Act, the LLC Agreement also indemnifies the Directors for all costs, liabilities and expenses that they may experience as a result of their service as Directors.

                  The Directors, in their capacity as such, are not members of the Company and, accordingly, each Director in his capacity as such has no liability as a member. Directors will not contribute to the capital of the Company in their capacity as Directors, but may subscribe for Interests, subject to the eligibility requirements described in this Private Placement Memorandum.

                  The identity and brief biographical information of each of the Directors is set out below.


                                   DIRECTORS AND OFFICERS

      NAME                         POSITION(S) HELD                 ADDRESS AND PRINCIPAL OCCUPATION(S)
      AND YEAR BORN                WITH THE COMPANY                        DURING PAST 5 YEARS
      -------------                ----------------                 -----------------------------------
R. Stephen Doyle (1939)*           Chairman of the Board     101 California Street, San Francisco, California
                                                             94111. R. Stephen Doyle, the founder of Montgomery
                                                             Asset Management, began his career in the financial
                                                             services industry in 1974. Before starting Montgomery
                                                             Asset Management in 1990, Mr. Doyle was a General
                                                             Partner and member of the Management Committee at
                                                             Montgomery Securities with specific responsibility for
                                                             private placements and venture capital. Prior to
                                                             joining Montgomery Securities, Mr. Doyle was at E. F.
                                                             Hutton & Co. as a Vice President with responsibility
                                                             for both retail and institutional accounts. Mr. Doyle
                                                             was also with Connecticut General Insurance, where he
                                                             served as a Consultant to New York Stock Exchange
                                                             Member Firms in the area of financial planning.

John A. Farnsworth (1941)                Director            One California Street, Suite 1950, San Francisco,
                                                             California 94111. Mr. Farnsworth is a partner of
                                                             Pearson, Caldwell & Farnsworth, Inc., an executive
                                                             search consulting firm. From May 1988 to September
                                                             1991, Mr. Farnsworth was the Managing Partner of the
                                                             San Francisco office of Ward Howell International,
                                                             Inc., an executive recruiting firm. From May 1987
                                                             until May 1988, Mr. Farnsworth was Managing Director
                                                             of Jeffrey Casdin & Company, an investment management
                                                             firm specializing in biotechnology companies. From May
                                                             1984 until May 1987, Mr. Farnsworth served as a Senior
                                                             Vice President of Bank of America and head of the U.S.
                                                             Private Banking Division.

Andrew Cox (1944)                        Director            750 Vine Street, Denver, Colorado 80206. Since June
                                                             1988, Mr. Cox has been engaged as an independent
                                                             investment consultant. From September 1976 until June
                                                             1988, Mr. Cox was a Vice President of the Founders
                                                             Group of Mutual Funds, Denver, Colorado, and Portfolio
                                                             Manager or Co-Portfolio Manager of several of


                                                             the mutual funds in the Founders Group.

Cecilia H. Herbert (1949)                Director            2636 Vallejo Street, San Francisco, California 94123.
                                                             Ms. Herbert was Managing Director of Morgan Guaranty
                                                             Trust Company. From 1983 to 1991 she was General
                                                             Manager of the bank's San Francisco office, with
                                                             responsibility for lending, corporate finance and
                                                             investment banking. Ms. Herbert is a member of the
                                                             Boards of Groton School and Catholic Charities of San
                                                             Francisco. Ms. Herbert is also a member of the
                                                             Archdiocese of San Francisco Finance Council, where
                                                             she chairs the Investment Committee.

William Stevens (1955)*                  Director            101 California Street, San Francisco, California
                                                             94111. Mr. Stevens serves as President and Chief
                                                             Investment Officer of Montgomery Asset Management with
                                                             oversight responsibilities for all investment-related
                                                             activities and is co-head of the Fixed Income
                                                             Division. Mr. Stevens, who began his investment career
                                                             in 1984, has directed the firm's U.S. Fixed Income
                                                             Division since 1992. Prior to joining Montgomery, Mr.
                                                             Stevens was responsible for starting the
                                                             collateralized mortgage obligation and asset-backed
                                                             securities trading department at Barclays de Zoete
                                                             Wedd Securities. Prior to that he headed the
                                                             Structured Product Department at Drexel Burnham
                                                             Lambert, which included both origination and trading.


*Director is an "interested person", as defined by the 1940 Act, of the Company.


                  The following table shows information regarding the compensation expected to be received by Directors who are not "interested persons" of the Company ("Independent Directors") and from all registered investment companies for which the Adviser, the Subadviser or their affiliates serve as an investment adviser for the calendar year ending December 31, 2002. Mr. Doyle also will receive compensation from the Company at the same rate as the other Directors. Although Mr. Doyle is technically not an Independent Director, he is not otherwise compensated by the Adviser or Subadviser. No compensation is otherwise paid by the Company to Directors who are "interested persons" of the Company, the Adviser or the Subadviser.


                           Compensation Table for Calendar Year Ending December 31, 2002



                                                          Pension or Retirement
                                Compensation                Benefits Accrued as              Estimated Annual
   Name of Director             from Company             Part of Company Expenses        Benefits upon Retirement
   ----------------             ------------             ------------------------        ------------------------
R. Stephen Doyle                   $7,500                          None                            None

John A. Farnsworth                 $7,500                          None                            None

Andrew Cox                         $7,500                          None                            None

Cecilia H. Herbert                 $7,500                          None                            None

William Stevens                     None                           None                            None


                  The Independent Directors are each paid an annual retainer of $5,000 ($2,500 for the Company's first partial year for their organizational responsibilities) and no separate fee for meetings of the Board of Directors, and are reimbursed by the Company for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Company.

                  The Board of Directors has formed an Audit Committee composed of three Directors, each an Independent Director, the functions of which are:
(1) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Company's service providers; (2) to oversee the quality and objectivity of the Company's financial statements and the independent audit of those statements; and (3) to the extent that Directors are not Directors of the Audit Committee, to act as a liaison between the Company's independent auditors and the Board of Directors.

                                   THE ADVISER

                  The Adviser has the responsibility to manage the operations of the Company and monitor the performance of the Subadviser, subject to the ultimate supervision of, and any policies established by, the Board of Directors. Under the terms of an Investment Advisory Agreement dated as of February 1, 2002, the Adviser evaluates regularly the Subadviser to determine whether its investment program is consistent with the Company's investment objective and whether its investment performance and other criteria are satisfactory. The Adviser may terminate the Subadviser subject to the terms of the Investment Advisory Agreement and select a replacement subadviser, subject in each case to the ultimate supervision of, and any policies established by, the Board of Directors, and to the condition that the retention of a replacement subadviser will require approval of the Board of Directors, including a majority of the Independent Directors, and, unless the Company receives an exemption from certain provisions of the 1940 Act, of a majority (as defined in the 1940 Act) of the Company's outstanding voting securities. The Adviser may in the future serve as an investment adviser of other registered and unregistered private investment companies. The offices of the Adviser are located 101 California Street, San Francisco, California 94111.

                                 THE SUBADVISER

                  The Subadviser has the responsibility to manage the investment portfolio of the Company, subject to the supervision of the Adviser and the ultimate supervision of, and any policies established by, the Board of Directors. Under the terms of a Sub-Advisory Agreement dated as of February 1, 2002, the Subadviser allocates the Company's assets and evaluates regularly each Underlying Manager to determine whether its investment program is consistent with the Company's investment objective and whether its investment performance and other criteria are satisfactory. The Subadviser may reallocate the Company's assets among Underlying Managers, terminate existing Underlying Managers and select additional Underlying Managers, subject in each case to the ultimate supervision of, and any policies established by, the Board of Directors and to the condition that the retention of any Direct Allocation Underlying Manager will require approval of a majority of the Independent Directors and, to the extent required by the 1940 Act, of a majority (as defined in the 1940 Act) of the Company's outstanding voting securities.

                  The Subadviser was formed as a limited liability company under the laws of the State of Delaware on December 5, 2001 and is registered as an investment adviser under the Advisers Act. The Subadviser may also serve as an investment adviser of other registered U.S. investment companies and unregistered U.S. and non-U.S. private investment funds pursuing investment strategies similar to the Company's investment strategy. The offices of the Subadviser are located at 400 Madison Avenue, Suite 11D, New York, New York 10017.

                  The portfolio management team of the Subadviser (the "Management Team") is a group of experienced and educated investment professionals with a long performance record in alternative investments. The investment process it follows contemplates an ongoing search for ideas, generated from travel, networking, academic research, the alternative manager community, prime brokers, conferences and other sources. The Management Team has identified, evaluated, structured, managed and monitored a wide range of alternative investments, including $400 million in fund-of-hedge fund portfolios on behalf of their previous employer, and has access to portfolios chosen from numerous strategies and managers, and maintains a strong network within the alternative investment community as a result of its prior and ongoing experience. The Management Team has relationships with a large number of managers, including some of the most highly regarded alternative asset managers. The Management Team believes that, as a result of these relationships, the Company should have access to a large number of Underlying Managers and Investment Funds from which to select.

                  The Management Team is composed of the following key personnel:

Kevin Ferro is the Chairman and Chief Executive Officer of the Subadviser and the chairman of the Subadviser's Investment Committee. Mr. Ferro is responsible for all portfolio allocation decisions of the Subadviser, and supervises all aspects of the Subadviser's activities. From July 1998 through November 2001, Mr. Ferro was the Global Head of Alternative Investment Strategies for Commerzbank Securities, where he built and ran Commerzbank's global fund of hedge funds businesses, and managed approximately $400 million in fund-of-hedge-funds portfolios. Before that, Mr. Ferro was employed by D. E. Shaw & Co., L.P., where he was responsible for multi-manager products. He is an honors graduate of Harvard University.

Radoslav Koitchev is a Managing Director of the Subadviser, where he is the head of portfolio research and a member of the Subadviser's Investment Committee. Mr. Koitchev is responsible for the Subadviser's portfolio manager screening, monitoring and due diligence process. From April 1999 through November 2001, Mr. Koitchev was the Head of Portfolio Research for Commerzbank Securities' Alternative Investment Strategies Group. Before that, Mr. Koitchev was employed by Oliver, Wyman & Co., a leading consultancy for the financial industry, where he worked as a consultant on risk management and strategy products for US and European financial institutions. Mr. Koitchev received a Bachelor of Science degree in Finance from the Wharton School as well as a Bachelor of Science degree in Electrical Engineering from the University of Pennsylvania.

Christopher Burden is a Managing Director of the Subadviser, where he is the head of product development and a member of the Subadviser's Investment Committee. In addition to his product structuring responsibilities, Mr. Burden is responsible for conducting due diligence on the legal structures of portfolio funds and for negotiating the terms of investments in portfolio funds. From March 2000 through November 2001, Mr. Burden was the Head of Product Development for Commerzbank Securities' Alternative Investment Strategies Group. Prior to that, Mr. Burden was associated with the law firm of Shearman & Sterling from May 1997 through March 2000, where, as an attorney in that firm's Asset Management Group, he specialized in hedge funds, private equity funds and other asset management products. Before that, he was associated with the law firm of Willkie Farr & Gallagher from September 1992 through May 1997. He is a graduate of Cornell University and American University School of Law, where he was a senior editor of the Law Review.

Shane Duggan is a Managing Director of the Subadviser, where he is the head of portfolio operations and a member of the Subadviser's Investment Committee. In addition to his portfolio operations responsibilities, Mr. Duggan is responsible for conducting due diligence on the operations and infrastructure of portfolio funds. From June 2001 through November 2001, Mr. Duggan was the Head of Portfolio Operations for Commerzbank Securities' Alternative Investment Strategies Group. He previously was Vice President-Asset Management of D. E. Shaw & Co., L.P., where his primary responsibilities included, among other things, establishing operations infrastructure for new funds-of-hedge funds, cash management and investor relations. He received a Bachelor of Commerce degree in 1984 and a Master of Business Administration degree (with First Class Honors) in 2000 from the University College Dublin, Ireland.

Investment Process

                  The Subadviser will apply a rigorous investment process. The selection of Underlying Managers will result from the methodologies, relationships, networks of practitioners and academics, and processes that have contributed to the past success of the senior professionals of the Subadviser. No assurances can be given, however, that those levels of success will be achieved by the Company. The sophisticated selection and allocation process used by the Subadviser is highly complex and may fail to achieve its objectives for many reasons, including reasons not currently anticipated.

                  Investment Philosophy. The Subadviser will seek to select Investment Funds that possess some advantage that sets them apart from other funds pursuing similar strategies. Such advantages may include superior market models, a team of talented and experienced investment professionals, or a strategy that is not easily replicated by competitors.

                  Investments made for the Company's investment portfolio will be subjected to a due diligence process that considers both quantitative and qualitative criteria. This process includes an evaluation of the fund's strategy, its ability to pursue such strategy and its effort to minimize undesirable risks. In addition, the Subadviser will seek to assess the business operations of each fund.

                  Efficiency. The Company's fund of hedge funds strategy seeks to greatly reduce an investor's need to select and manage individual hedge fund investments. The Subadviser also expects that the Company will have the scale necessary for administrative efficiency and access to Underlying Managers that typically require large commitments of assets and/or resources.

                  Portfolio Construction. The Subadviser will use a combination of qualitative and quantitative due diligence, risk controls and monitoring and will seek to broadly diversify the Company's portfolio. The Company will generally seek to avoid classes of investments for which, in the view of the Subadviser, markets are highly efficient, that are characterized by unpredictable episodes, or that have unfavorable downside risk, in each case in the opinion of the Subadviser.

Identification of Underlying Managers

                  The Subadviser will seek investment opportunities from its extensive network in the financial industry. New investment ideas on behalf of the Company will be initially screened by the Subadviser to meet criteria that are designed to narrow the universe to a selected number of Underlying Managers that are considered likely, in the opinion of the Subadviser, to add value to the Company's portfolio. Initial meetings with a potential Underlying Manager typically will be held to gain a general understanding of the strategy and the skills and resources of the Underlying Manager in implementing the strategy. Typically, only a few Underlying Managers will appear sufficiently interesting to the Subadviser after initial meetings. If the Subadviser concludes that an opportunity is promising and may fit well with the Company's portfolio, it will conduct additional reviews in an effort to understand fully key aspects of the investment.

Risk Analysis and Monitoring

                  Risk Considerations in the Design of Portfolios. In selecting Underlying Managers, the Subadviser will seek a mix of investment strategies designed to enhance diversification and reduce risk. The Subadviser will also seek to maintain relationships with multiple Underlying Managers among whom to vary allocations of the Company's assets over time. Variation among investment strategies and Underlying Managers is designed to, among other things, lower the Company's risk of unforeseen events.

                  Monitoring and Rebalancing. The Subadviser will seek to monitor the returns and risks of the Company's portfolio and the Investment Funds in which the Company invests. A primary goal of the Subadviser will be to determine periodically the degree to which Underlying Managers and Investment Funds are performing as expected and to identify and evaluate factors that might result in an increase or decrease in the allocation of the Company's assets among those Underlying Managers and Investment Funds. The Subadviser will aim to monitor the operation and performance of an Underlying Manager as often as the Subadviser believes is appropriate in light of the strategy followed by the Underlying Manager and market conditions.

                          INVESTMENT ADVISORY AGREEMENT

                  The Investment Advisory Agreement provides that the Adviser is responsible, subject to the supervision of the Board of Directors, for formulating a continuing investment program for the Company. The Adviser's responsibilities include: (a) to continuously manage the assets of the Company in a manner consistent with the investment objective, policies and restrictions of the Company, as set forth in the Private Placement

Memorandum of the Company and as may be adopted from time to time by the Company and applicable laws and regulations; (b) to determine the securities to be purchased, sold or otherwise disposed of by the Company and the timing of such purchases, sales and dispositions; (c) to supervise and evaluate any subadviser retained by the Company; and (d) to take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Company, as the Adviser shall deem necessary or appropriate. The Investment Advisory Agreement is terminable without penalty by the Company on 60 days' prior written notice by the Board of Directors, or by vote of a majority as defined by the 1940 Act of the outstanding voting securities of the Company, or by the Adviser also upon 60 days' prior written notice. The initial term of the Investment Advisory Agreement expires on January 31, 2004 and may be continued in effect from year to year after expiration of its initial term if its continuance is approved annually by either the Board of Directors or the vote of a majority as defined by the 1940 Act of the outstanding voting securities of the Company so long as, in either case, the continuance is also approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on approval. The Investment Advisory Agreement provides that it will terminate automatically in the event of its "assignment", as defined by the 1940 Act and the rules under the Act.

                  The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company, the Adviser and any principal, partner, director, officer, member or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Company for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Company. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Company or the Adviser, or any principal, partner, director, officer, member or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Company, so long as the liability or expense is not incurred by reason of the person's bad faith or gross negligence.

                             SUB-ADVISORY AGREEMENT

                  The Sub-Advisory Agreement provides that, subject to the supervision of the Adviser, the Subadviser shall have full discretionary authority as agent and attorney-in-fact with respect to the portion of assets of the Company assigned to the Subadviser, from time to time by the Adviser or the Board of Directors, including authority to: (a) buy, sell, exchange, convert or otherwise trade in any stocks without limitation and (b) place orders for the execution of such securities transactions with or through such brokers, dealers, or issuers as the Subadviser may select. The Sub-Advisory Agreement is terminable without penalty on 60 days' prior written notice by the Board of Directors, by vote of a majority as defined by the 1940 Act of the outstanding voting securities of the Company, or by the Subadviser upon 60 days' prior written notice. The initial term of the Sub-Advisory Agreement expires on January 31, 2004 and may be continued in effect from year to year after expiration of its initial term if its continuance is approved annually by either the Board of Directors or the vote of a majority as defined by the 1940 Act of the outstanding voting securities of the Company so long as, in either case, the continuance is also approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on approval. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its "assignment", as defined by the 1940 Act and the rules under the Act.

                  The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company, the Subadviser and any principal, partner, director, officer, member or employee of the Subadviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Company or the Adviser for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Company. The Sub-Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Adviser of the Subadviser, or any principal, partner, director, officer, member or employee of the Subadviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Company or the Adviser, so long as the liability or expense is not incurred by reason of the person's bad faith or gross negligence.

                                     VOTING

                  Each Member has the right to cast a number of votes based on the value of the Member's capital account at a meeting of Members called by the Board of Directors or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of Directors, approval of the Investment Advisory Agreement, and on certain other matters. Notwithstanding their ability to exercise their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Company's business, and may not act for or bind the Company.

                              CONFLICTS OF INTEREST

                  Voting Rights in Private Funds - From time to time, sponsors of Investment Funds may seek the approval or consent of the investors in the Investment Funds in connection with certain matters. In such a case, in the event that the Subadviser has purchased voting securities or has not contractually forgone its voting rights with respect to such securities, the Subadviser will have the right to vote in its discretion the interest in the Investment Fund held by the Company, on behalf of the Company. The Subadviser will consider only those matters it considers appropriate in taking action with respect to the approval or consent. Business relationships may exist between the Subadviser and its affiliates, on the one hand, and the Underlying Managers and affiliates of the Investment Funds on the other hand, other than as a result of the Company's investment in the Investment Funds. As a result of these existing business relationships, the Subadviser may face a conflict of interest acting on behalf of the Company and its Members. The Subadviser shall, as far as possible, monitor any overlap in holdings by the Investment Funds to minimize the possibility of such conflicts. To the extent that such conflicts arise, the Subadviser shall act in the best interests of the Company and its Members, as determined by the Subadviser in its sole discretion.

                  The Company may, for regulatory reasons, limit the amount of voting securities it holds in any particular Investment Fund, and may as a result hold substantial amounts of non-voting securities in a particular Investment Fund. The Company's lack of ability to vote may result in a decision for an Investment Fund that is adverse to the interests of the Members. In certain circumstances, the Company may waive voting rights or elect not to exercise them, such as to achieve compliance with U.S. bank holding company laws, or to resolve conflicts such as those referred to above.

                  Client Relationships. The Adviser, the Subadviser and their affiliates have existing and potential relationships with a significant number of sponsors of Investment Funds, corporations and institutions. In providing services to its clients and the Company, the Adviser and the Subadviser may face conflicts of interest with respect to activities recommended to or performed for the clients, and the Company, the Members and/or the Investment Funds. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Company.

                  Performance Fee. The existence of the Performance Fee may create an incentive for the Adviser and the Subadviser to make more speculative investments for the Company than it otherwise would make in the absence of such incentive compensation.

                  Diverse Membership; Relationships with Members. The Members are expected to include entities organized under U.S. law and in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Company. The conflicting interests of individual Members may relate to or arise from, among other things, the nature of investments made by the Company, the structuring of the acquisition of investments of the Company, and the timing of disposition of investments. This structuring of the Company's investments and other factors may result in different returns being realized by different Members. Conflicts of interest may arise in connection with decisions made by the Subadviser, including decisions with respect to the nature or structuring of investments that may be more beneficial for one Member than for another Member, especially with respect to Members' individual tax situations. In selecting Investment Funds for the Company, the Subadviser will consider the investment and tax objectives of the Company as a whole, not the investment, tax or other objectives of any Member individually.

                  Management of the Company. The Management Team and other employees of the Adviser, the Subadviser or their affiliates will devote such time as the Adviser, the Subadviser and their affiliates, in their discretion, deem necessary to carry out the operations of the Company effectively. Officers and employees of the Adviser and its affiliates will also work on other projects (including other funds served by the Adviser, the Subadviser and their affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

                  Initial Public Offerings and Hot Issues. Certain regulations applicable to participants in the securities industry do not permit them to invest in so-called "hot issues", which are generally defined as securities sold in initial public offerings that enjoy trading price increases after they are offered. Pending amendments to these rules may enlarge the scope to all stocks involved in initial public offerings. In light of the operation of these regulations, the Subadviser expects to ask all Investment Funds not to allocate to the Company any interests in securities subjected to the existing or proposed new rules.

Underlying Managers

                  Set out below are practices in which Underlying Managers that are Direct Allocation Underlying Managers may follow. Although the Subadviser anticipates that Underlying Managers that are not Direct Allocation Underlying Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Underlying Manager (including a Direct Allocation Underlying Manager) will adhere to, and comply with, its stated practices.

                  Participation in Investment Opportunities - The Subadviser anticipates that each Underlying Manager will consider participation by the Company or an Investment Fund in which the Company participates in all appropriate investment opportunities that are also under consideration for investment by the Underlying Manager for Investment Funds and other accounts managed by the Underlying Managers, other than the Company ("Underlying Manager Accounts"), that pursue investment programs similar to that of the Company. Circumstances may arise, however, under which an Underlying Manager will cause its Underlying Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Underlying Manager will commit assets of the Company or an Investment Fund. Circumstances may also arise under which an Underlying Manager will consider participation by its Underlying Manager Accounts in investment opportunities in which the Underlying Manager intends not to invest on behalf of the Company or an Investment Fund, or vice versa.

                  Situations may occur when the Company could be disadvantaged by investment activities conducted by the Underlying Manager for the Underlying Manager Accounts. These situations may arise as a result of, among other things:
(1) legal restrictions on the combined size of positions that may be taken for the Company, or an Investment Fund in which the Company participates and/or Underlying Manager Accounts (collectively "Co-Investors" and individually a "Co-Investor"), limiting the size of the Company's or an Investment Fund's position; (2) legal prohibitions on the Co-Investors' participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instruments is limited.

                  Each Underlying Manager, and its principals, partners, directors, officers, members, employees and affiliates, may buy and sell securities or other investments for their own accounts and may face conflicts of interest with respect to investments made on behalf of the Company or an Investment Fund in which the Company participates. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, partners, directors, officers, members, employees and affiliates of the Underlying Manager that are the same, different from or made at different times than positions taken for the Company or an Investment Fund.

                  Underlying Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser, the Subadviser or their affiliates. In addition, Underlying Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser or Subadviser may provide to one or more Underlying Manager accounts or the Company.

                  Other Matters. An Underlying Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Underlying Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Underlying Manager determined it was appropriate for the Investment Fund to purchase and an Underlying Manager Account to sell, or the Investment Fund to sell and an Underlying Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Underlying Managers, or their affiliates, and the principals, partners, directors, officers, members or employees of the foregoing, may give rise to additional conflicts of interest.

                  The Adviser, the Subadviser, their affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made by the Subadviser on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, partners, directors, officers, members and employees of the Adviser or its affiliates that are the same, different from or made at different times from positions taken for the Company. To lessen the possibility that the Company will be adversely affected by this personal trading, the Company and the Adviser have adopted a joint code of ethics, and the Subadviser has adopted a code of ethics (collectively, the "Codes of Ethics") in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Company's portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                  The Adviser, the Subadviser and their affiliates will not purchase securities or other property from, or sell securities or other property to, the Company, except that the Company may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Company as a result of common officers, directors, advisers or managing members. These transactions would be effected in circumstances in which the Adviser and the Subadviser determined that it would be appropriate for the Company to purchase and another client to sell, or the Company to sell and another client to purchase, the same security or instrument on the same day.

                  Future investment activities of the Adviser, the Subadviser and their affiliates and their principals, partners, directors, officers, members or employees may give rise to conflicts of interest other than those described above.

                                    BROKERAGE

                  Each Underlying Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Investment Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

                  The Subadviser expects that each Underlying Manager will generally select brokers and dealers to effect transactions on behalf of its Investment Fund substantially as described below, although the Subadviser can give no assurance that an Underlying Manager (including a Direct Allocation Underlying Manager) will adhere to, and comply with, the described practices. The Subadviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of an Investment Fund, an Underlying Manager will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. Subject to appropriate disclosure, however, Underlying Managers of Investment Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Underlying Manager rather than its Investment Fund. The Subadviser generally considers the broker selection process employed by an Underlying Manager in determining whether to invest in its Investment Fund. Each Underlying Manager generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

                  Consistent with seeking best price and execution, an Underlying Manager may place brokerage orders with brokers (including affiliates of the Adviser and/or the Subadviser) that may provide the Underlying Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of an Underlying Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Underlying Manager or its affiliates in providing services to clients other than an Investment Fund. In addition, not all of the supplemental information is used by the Underlying Manager in connection with an Investment Fund in which the Company invests. Conversely, the information provided to the Underlying Manager by brokers and dealers through which other clients of the Underlying Manager and its affiliates effect securities transactions may be useful to the Underlying Manager in providing services to an Investment Fund. In accordance with provisions of the 1940 Act, an affiliate of the Adviser and/or the Subadviser may effect brokerage transactions for an Investment Fund.

                                FEES AND EXPENSES

General

                  The Adviser and the Subadviser will bear all of their own costs incurred in providing investment advisory services to the Company, including travel and other expenses related to the selection and monitoring of Underlying Managers. The Adviser and the Subadviser will also provide, or will arrange at their expense, for certain management services to be provided to the Company that are not provided by the Administrator, the Custodian or other administrative service providers. Among those services are: providing office space and other support services, maintaining and preserving certain records and reviewing and arranging for payment of the Company's expenses.

Management Fee

                  In partial consideration of the advisory and other services provided by the Adviser to the Company, the Company will pay the Adviser the Management Fee each month at the rate of 1/12 of 1.0% (1.0% on an annualized basis) of the Company's net assets. A portion of the Subadviser's compensation will be paid by the Adviser from the Management Fee received by the Adviser. The Management Fee will be an expense out of the Company's assets, and will be reflected in each Member's capital account (including the capital accounts of the Adviser, the Subadviser or any of their affiliates to the extent any of them holds a Member Interest) as a reduction to net profits or an increase to net losses credited to or debited against each Member's capital account. Net assets for these purposes mean the total value of all assets of the Company, less an amount equal to all accrued debts, liabilities and obligations of the Company. The Management Fee will be computed based on the net assets of the Company as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on that date, and will be due and payable in arrears within five business days after the end of the month.

                  The Adviser anticipates making rebates, out of its own resources and legitimate profits and in its sole discretion, to certain institutional investors. The Adviser also anticipates making rebates, out of its own resources and in its sole discretion, to certain control persons, officers and employees of the Company the Adviser, the Subadviser and their affiliates.

Performance Fee

                   In partial consideration of the advisory and other services provided by the Adviser to the Company, the Company will pay the Adviser the Performance Fee each calendar quarter equal to 10% of the excess, if any, of the net profits allocated to each Member's capital account for the calendar quarter in excess of any net losses so allocated for such calendar quarter. A portion of the Subadviser's compensation will be paid by the Adviser from the Performance Fee received by the Adviser. If a Performance Fee is made for a particular calendar quarter, the amount of that fee will be deducted from each Member's capital account in accordance with his, her or its investment percentage as of the end of that calendar quarter, and paid to the Adviser, as of the last day of that calendar quarter. In the event of a repurchase of Interests, the Performance Fee amount will be deducted from the repurchase price (determined on a pro rata basis for repurchases other than at the end of a calendar quarter).

                  The amount of any Performance Fee that may be deducted from each Member's capital account for a given calendar quarter will be adjusted with respect to contributions, transfers, distributions and repurchases applicable to the Member for that period. If at the end of any calendar quarter net losses allocated to a Member's capital account exceed net profits so allocated, a "Loss Carryforward Amount" will be established for the capital account of that Member. A Loss Carryforward Amount established in respect of a particular quarter is aggregated with any still-existing Loss Carryforward Amounts established in prior calendar quarters, and no Performance Fee will be deducted from a Member's capital account until subsequent profits allocated to that account reduce such Member's Loss Carryforward Amount(s) to (but not below) zero.

                  For purposes of calculating the Performance Fee, net gain is calculated after giving effect to all allocations to a Member's capital account, other than the Performance Fee, but before giving effect to any distributions and repurchases of Interests by the Company, or deductions to the capital account to reflect any item not chargeable to all Members according to their investment percentages. Consequently, if a Performance Fee is paid to the Adviser for a given calendar quarter, it will be increased by a portion of the amount of any net unrealized appreciation, as well as net realized gains, allocable to each Member's capital account. The Performance Fee may create an incentive for the Adviser and the Subadviser to make investments that are riskier or more speculative than those that might have been made in the absence of the Performance Fee. See "Other Risks - Performance Fee".

Administrative Fees

                  In consideration of the administrative services provided by the Administrator to the Company, the Company will pay the Administrator a monthly administration fee at an annual rate of 0.07% (or 7 basis points) of the Company's net assets, and will also reimburse the Administrator's out-of-pocket expenses related to services provided to the Company. In addition, in consideration of providing or arranging for services to Members, the Company will pay the Administrator or its Distributor a monthly Investor Servicing Fee at an annual rate of 1.0% of the Company's net assets. This fee may also be used to pay certain brokers, transfer agents and other financial intermediaries for providing shareholder services. In addition to administrative services provided by the Administrator, the Company has retained PFPC Inc. to provide certain administration, accounting and investor services, ClearSky to provide state securities filing services and Funds Distributor Inc. to provide distribution services. These administrative, accounting, investor servicing and distribution fees and the reimbursement of out-of-pocket expenses will be an expense out of the Company's assets, and will be reflected in each Member's capital account (including the capital accounts of the Adviser, the Subadviser and any of their affiliates that may participate as a Member) as a reduction to net profits or an increase to net losses credited to or debited against each Member's capital account.

Company Expenses

Except as explicitly allocated to the Adviser or other service providers, the Company will bear all of its ordinary operating expenses, including:

     o all investment related expenses, including, but not limited to, fees paid directly or indirectly to Underlying Managers, all costs and expenses directly related to portfolio transactions and positions for the Company's account such as direct and indirect expenses associated with the Company's investments, including its investments in Investment Funds (whether or not consummated), transfer taxes and premiums, taxes withheld on non-U.S. dividends, professional fees (including, without limitation, the expenses of consultants, accountants, auditors, attorneys and experts) and, if applicable in the event the Company utilizes a Direct Allocation Underlying Manager, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

     o all costs and expenses associated with the establishment of special purpose investment vehicles (whether or not consummated) managed by Direct Allocation Underlying Managers;

     o all costs and expenses associated with tender offers relating to repurchases of Interests;

     o    any non-investment related interest expense;

     o attorneys' fees and disbursements associated with updating the Company's Private Placement Memorandum and subscription documents (the "Offering Materials");

     o fees and disbursements of any attorneys and accountants engaged by the Company, and expenses related to the annual audit and tax returns of the Company;

     o fees paid and out-of-pocket expenses reimbursed to the Administrator, the Custodian and other administrative service providers;

     o    record keeping, custody and escrow fees and expenses;

     o the costs of errors and omissions, managers and officers liability insurance and a fidelity bond;

     o    the Management Fee and Performance Fee;

     o the costs of preparing and mailing reports and other communications to Members;

     o all costs and charges for equipment or services used in communicating information regarding the Company's transactions among the Adviser, the Subadviser and any custodian or other agent engaged by the Company;

     o Company organizational and registration expenses and any state or local limited liability company fees; and

     o    any extraordinary expenses.

The Adviser and the Subadviser will be reimbursed by the Company for any of the above expenses that either one pays on behalf of the Company.

Organizational Expenses

The Company's organizational expenses are estimated at $250,000. According to the guidelines followed by the American Institute of Certified Public Accountants applicable to the Company, the organizational expenses now must be expensed by the Company as incurred. In order to achieve a more equitable distribution of the impact of those expenses among the Company's Members, an amount equal to the organizational expenses incurred by the Company will be allocated among and credited to or debited against the capital accounts of all Members based on the percentage that a Member's contributed capital to the Company bears to the total capital contributed to the Company by all Members as of the relevant allocation date. An initial allocation of organizational costs will be made as of the first date on which capital contributions of Members are made. These allocations will thereafter be adjusted as of each date, through and including March 31, 2003, on which additional capital is contributed to the Company by Members.

Investment Fund Fees and Expenses

                  Investment Funds will bear various expenses in connection with their operations similar to those incurred by the Company. Underlying Managers generally will assess asset-based fees to and receive incentive-based allocations from the Investment Funds, which effectively will reduce the investment returns of the Investment Funds. These expenses, fees and allocations will be in addition to those incurred by the Company itself. As an investor in the Investment Funds, the Company will bear its proportionate share of the expenses and fees of the Investment Funds and will also be subject to incentive allocations to the Underlying Managers.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

                  The Company will maintain a separate capital account for each Member (including the Adviser, the Subadviser or any of their respective affiliates to the extent any of them contributes capital to the Company as a Member). Each such capital account will have an opening balance equal to the Member's initial contribution to the capital of the Company and will be increased by the sum of the amount of cash and the value of any securities contributed by the Member to the capital of the Company, plus any amounts credited to the Member's capital account as described below. Each Member's capital account will be reduced by the sum of the amount of any repurchase by the Company of the Interest, or portion of an Interest, held by the Member, plus the amount of any distributions to the Member that are not reinvested, plus any amounts debited against the Member's capital account as described below.

                  Capital accounts of Members are adjusted as of the close of business on the last day of each of the Company's fiscal periods. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of the Company's business on the first to occur of the following: (1) the last day of a fiscal year of the Company; (2) the last day of a taxable year of the Company; (3) the day preceding any day on which a contribution to the capital of the Company is made; (4) any day on which the Company repurchases any Interest or portion of an Interest of any Member; or (5) any day on which any amount is credited to or debited against the capital accounts of all Members in accordance with their "investment percentages". An "investment percentage" will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

Allocation of Net Profits and Net Losses

                  Net profits or net losses of the Company for each calendar year will be allocated among and credited to or debited against the capital accounts of all Members as of the last calendar day of each month in accordance with Members' investment percentages for that period. Net profits or net losses will be measured as the net change in the value of the net assets of the Company, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses, before giving effect to any repurchases by the Company of Interests or portions of Interests, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' investment percentages. The amount of net profits, if any, allocated to a Member may be reduced by the Member's share of the Performance Fee. Allocations for U.S. federal income tax purposes generally will be made among Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior calendar years. See "Tax Aspects - Tax Treatment of Company's Operations - Allocation of Profits and Losses".

Allocation of Special Items - Certain Withholding Taxes and Other Expenditures

                  Withholding taxes or other tax obligations incurred by the Company that are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Company paid those obligations, and any amounts distributable at or after that time to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interest is required to pay upon demand to the Company, as a contribution to the capital of the Company, the amount of the excess. The Company is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Company determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of the Member, assist the Member in applying for the refund.

                  Any expenditures payable by the Company, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, will generally be charged to only those Members on whose behalf the payments are made or whose circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Company.

Reserves

                  The Company may cause appropriate reserves to be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Company. Reserves will be in such amounts (subject to increase or reduction) that the Company may deem necessary or appropriate. The amount of any reserves and any increase or decrease in them will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserves are created, increased or decreased, except that, if the reserves, or any increase or decrease in them, exceeds the lesser of $500,000 or 1.0% of the aggregate value of the capital accounts of all those Members, the amount of the reserves, increase, or decrease will instead be charged or credited to those investors who are Members at the time, as determined by the Company, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

Net Asset Valuation

                  The value of the Company's net assets will be determined as of the close of the Company's business on the last business day of each calendar month in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board of Directors. The Directors do not (and cannot) verify the valuation of the Company's investments in Investment Funds and must rely on valuation information provided by the Underlying Managers, the Adviser and the Subadviser without any investigation or independent verification.

                  The Company will value interests in Investment Funds (other than special purpose investment vehicles managed by the Direct Allocation Underlying Managers) at fair value, which ordinarily will be the value determined by their Underlying Managers in accordance with the policies established by the Investment Fund. Delays in obtaining from an Underlying Manager the information upon which to base the valuation of an Investment Fund may make it difficult for the Company to value its interest in that Investment Fund. If Direct Allocation Underlying Managers are engaged to manage a portion of the Company's assets, or if the Company holds any securities other than interests in Investment Funds, the Company will value the portfolio securities managed by the Direct Allocation Underlying Managers or held by the Company as follows:

     o Generally, the Company's investments will be valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Adviser's Pricing Committee pursuant to procedures approved by or under the direction of the Directors.

     o The Company's equity securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges will be valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Equity securities that are traded on more than one exchange will be valued on the exchange determined by the Adviser to be the primary market. Securities traded in the over-the-counter market will be valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) will be valued at fair value as determined in good faith by or under the direction of the Directors.

     o Short-term debt obligations with remaining maturities in excess of 60 days will be valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity will be, unless conditions indicate otherwise, amortized to maturity based on their cost to the Company if acquired within 60 days of maturity or, if already held by the Company on the 60th day, based on the value determined on the 61st day.

     o Corporate debt securities, U.S. government securities, mortgage-related securities and asset-backed fixed-income securities held by the Company will be valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, or at fair value as determined in good faith by procedures approved by the Directors. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield-to-maturity information.

     o An option that is written by the Company will generally be valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Company will generally be valued at the last sale price or, in the absence of the last sale price, the mean between the last bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Directors.

     o If any securities held by the Company are restricted as to resale or do not have readily available market quotations, the Adviser and the Adviser's Pricing Committee determine their fair value, following procedures approved by the Directors. The Directors periodically review such valuations and valuation procedures. The fair value of such securities is generally determined as the amount which the Company could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance will be likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Company in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     o Any assets or liabilities initially expressed in terms of foreign currencies will be translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both will be deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Directors in good faith will establish a conversion rate for such currency.

                  All other assets of the Funds will be valued in such manner as the Directors in good faith deem appropriate to reflect their fair value. Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Company's net assets if the Board of Directors', Adviser's, or Subadviser's judgments regarding appropriate valuations should prove incorrect.

                                  ADMINISTRATOR

                  The Company has retained the Administrator to provide certain administrative and investor services to the Company.

                  Under the terms of an administration agreement entered into between the Company and the Administrator (the "Administration Agreement"), the Administrator is responsible, directly or through its agents, for, among other things: (1) maintaining a list of Members and generally performing all actions related to the issuance, repurchase and transfer of Interests, if any; (2) reviewing and, subject to approval by the Board, accepting subscriptions for Interests and accepting payment for the Interests; (3) computing and disseminating the net asset value of the Company in accordance with the LLC Agreement; (4) performing all acts related to the repurchase of Interests; (5) supervising the completion of, and furnishing, annual financial statements of the Company, as well as monthly reports regarding the Company's performance and net asset value, to Members; and (6) performing agreed upon services necessary in connection with the administration of the Company, including registrar and transfer agent functions, accounting and clerical services. The Administrator may retain third parties, including its affiliates or those of the Adviser or the Subadviser, to perform some or all of these services.

                  The Administrator will be paid a monthly administration fee at an annual rate of 0.07% (or 7 basis points) of the Company's net assets, and will also be reimbursed by the Company for out-of-pocket expenses relating to services provided to the Company. The Administrative Fee may be negotiated and agreed upon from time to time between the parties. In addition, the Administrator or its Distributor will be paid a monthly Investor Servicing Fee at an annual rate of 1.0% of the Company's net assets. This fee may also be used to pay certain brokers, transfer agents and other financial intermediaries for providing shareholder services. In addition to administrative services provided by the Administrator, the Company has retained PFPC Inc. to provide certain administration, accounting and investor services and ClearSky to provide state securities filing services. The Administration Agreement may be terminated at any time without penalty by either the Company or the Administrator upon 30 days' prior written notice.

                  The Administration Agreement provides that the Administrator will not be liable to the Company or to Members for any and all liabilities or expenses except those arising out of the negligence or willful default of the Administrator or its delegates. In addition, under the Administration Agreement, the Company will agree to indemnify the Administrator from and against any and all liabilities and expenses whatsoever out of the Administrator's actions under the Administration Agreement, other than liability and expense arising out of the Administrator's negligence or willful default.

                           SUBSCRIPTIONS FOR INTERESTS

Subscription Terms

                  The Company intends to accept initial and additional subscriptions for Interests made after the Closing Date and the commencement of the Company's investment operations as of the first business day of each calendar month. All subscriptions are subject to the receipt of cleared funds prior to the applicable subscription date in the full amount of the subscription, although the Adviser may accept, in its sole discretion, a subscription prior to receipt of cleared funds. The investor must also submit a completed subscription agreement before the applicable subscription date, provided that such subscription agreement may require both earlier submission of the completed agreement and earlier receipt by the Company of cleared funds. The Company reserves the right to reject any subscription for Interests and the Adviser may, in its sole discretion, suspend subscriptions for Interests at any time and from time to time.

                  The minimum initial investment in the Company from each investor is $50,000, and the minimum additional investment in the Company is $2,500. For the purposes of these minimums, amounts constituting Placement Fees may be considered, even though Placement Fees are not deemed to be investments in, or capital contributions to, the Company.The minimum initial and additional investments may be reduced by the Company with respect to individual investors or classes of investors (for example, with respect to certain key employees or directors of the Adviser, the Subadviser or their affiliates). The Board of Directors may, in its discretion, cause the Company to repurchase all of the Interests held by a Member if the Member's capital account balance in the Company, as a result of repurchase or transfer requests by the Member, is less than $50,000.

                  Except as otherwise permitted by the Company, initial and any additional contributions to the capital of the Company by any Member must be made in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Company. Initial and any additional contributions to the capital of the Company will be payable in one installment. Although the Company may accept contributions of securities in the discretion of the Adviser, the Company has no intention at present of accepting contributions of securities. If the Company chooses to accept a contribution of securities, the securities would be valued in the same manner as the Company values its other assets.

                  Each new Member must agree to be bound by all of the terms of the LLC Agreement. Each potential investor must also represent and warrant in a subscription agreement, among other things, that the investor is an "Eligible Investor" as described below and is purchasing an Interest for his, her or its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Interest.

Eligible Investors

                  Each prospective investor in the Company will be required to certify to the Company that the Interest subscribed for is being acquired for the account of an "accredited investor" as defined in Regulation D under the 1933 Act and a "qualified client" within the meaning of Rule 205-3 under the Advisers Act, which are referred to in this Private Placement Memorandum as "Eligible Investors". Existing Members who subscribe for additional Interests will be required to qualify as Eligible Investors at the time of each additional subscription. Qualifications that must be met in becoming a Member are set out in the subscription agreement that must be completed by each prospective investor.

Distributor

         Funds Distributor, Inc. acts as the distributor for the Company (the "Distributor"). The Distributor may delegate any of its duties, functions or powers as Distributor to unaffiliated third parties to act as sub-distributors for the Company. The Company will not bear any costs associated with any such arrangements. Such agents will receive either a one-time fee or an ongoing fee based upon the value of the Interests of the investors introduced to the Company by the agent or based upon the initial contribution amount made by such investors into the Company. See "Placement Fees". Investors solicited by such agents will be advised of, and asked to consent to, the compensation arrangement. Nominees executing subscription documents on behalf of investors will be asked to represent that they have advised their clients of, and have obtained their consent for, the compensation arrangement.

Placement Fees

Placement Agents may be retained by the Company or the Adviser to assist in the placement of Interests. A Placement Agent, which may be affiliated with the Adviser, will generally be entitled to receive a sales commission similar to a sales load charged by a traditional mutual fund (a "Placement Fee") from each investor in the Company whose Interest the Agent places, of 1.25% of the amounts transmitted in connection with their subscriptions. The Placement Fee will be added to a prospective investor's subscription amount; it will not constitute a capital contribution made by the investor to the Company nor part of the assets of the Company. The Placement Fee may be adjusted or waived at the sole discretion of the Placement Agent, and is expected to be waived for (1) institutional investors, and (2) certain control persons, officers and employees of the Adviser, the Subadviser, the Placement Agents and certain of their affiliates.

               REDEMPTIONS, REPURCHASES AND TRANSFERS OF INTERESTS

No Right of Redemption

                  No Member or other person holding an Interest, or a portion of an Interest acquired from a Member, will have the right to require the Company to redeem the Interest or any portion of it. No public market for Interests exists, and none will develop in the future. Consequently, Members will not be able to liquidate their investment other than as a result of repurchases of Interests by the Company, as described below.

Repurchases of Interests

                  The Company may from time to time repurchase Interests or portions of them from Members in accordance with written tenders by Members at those times and on terms and conditions as the Board of Directors may determine. In determining whether the Company should offer to repurchase Interests or portions of them from Members, the Board of Directors will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board of Directors that the Company offer to repurchase Interests from Members on September 30, 2002. The Adviser expects that it will recommend to the Board of Directors that, after that date, the Company offer to repurchase Interests from Members quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). In determining whether to accept such a recommendation, the Board of Directors will consider the following factors, among others:

     o whether any Members have requested to tender Interests or portions of Interests to the Company;

     o    the liquidity of the Company's assets;

     o    the investment plans and working capital requirements of the Company;

     o the relative economies of scale of the tenders with respect to the size of the Company;

     o the history of the Company in repurchasing Interests or portions of them;

     o the availability of information as to the value of the Company's interests in the Investment Funds;

     o    the existing economic condition of the securities markets; and

     o any anticipated tax consequences to the Company of any proposed repurchases of Interests or portions of them.

                  The Company will repurchase Interests or portions of them from Members pursuant to written tenders on terms and conditions that the Board of Directors determines to be fair to the Company and to all Members or persons holding Interests acquired from Members, or to one or more classes of Members, as applicable. The value of a Member's Interest (or the portion of it) that is being repurchased will be equal to the value of the Member's capital account (or the portion of it being repurchased) as of the date of the repurchase, after giving effect to all allocations that are made as of that date. When the Board of Directors determines that the Company will repurchase Interests or portions of them, notice will be provided to Members describing the terms of the offer, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members deciding whether to tender their Interests or portions of them during the period that a repurchase offer is open may obtain the net asset value of their Interests by contacting the Adviser during the period.

                  Repurchases of Interests or portions of them from Members by the Company may be paid, in the discretion of the Company, in cash, or by the distribution of securities in-kind or partly in cash and partly in kind. The Company, however, expects not to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Company or on Members not tendering Interests for repurchase. Repurchases will be effective after receipt and acceptance by the Company of all eligible written tenders of Interests or portions of them from Members. Any in-kind distribution of securities will be valued in accordance with the LLC Agreement and will be distributed to all tendering Members on a proportional basis. The Company does not impose any charges in connection with repurchases of Interests or portions of Interests.

                  In light of liquidity constraints associated with the Company's investments in Investment Funds and that the Company may have to effect withdrawals from those Funds to pay for Interests being repurchased, the Company expects to employ the following repurchase procedures:

     o Interests or portions of them will be valued as of the date on which Interests are to be repurchased (the "Valuation Date"), which is generally expected to be March 31, June 30, September 30 or December 31, in amount no greater than 5% of outstanding Interests at each such date. A Member choosing to tender an Interest or a portion of an Interest for repurchase is asked to provide a non-binding notification to the Company (the "Notification") by the date specified in the notice describing the terms of the offer, which generally will be 60 calendar days before the Valuation Date (the "Notification Date"), provided that the Notification shall become a binding offer of tender if not withdraw by the Member by written notice to the Company prior to the 30th calendar day before Valuation Date (the "Expiration Date"). Members will be permitted to tender their Interests with respect to any repurchase offer until the Expiration Date.

     o Promptly after the Notification Date, the Company will establish the amount of Interests that it intends to accept for repurchase on the Valuation Date, based on the Notifications received by the Company.

     o In the event that the amount of Interests tendered by Members as of the Expiration Date exceeds the amount of Interests specified in the Notifications, the Company may in its sole discretion choose to accept for repurchase a lesser amount of the Interests than it intended to accept based on the information available as of the Notification Date. In such event, the Company will repurchase the Interests tendered on a pro rata basis, disregarding fractions, according to the relative amounts of Interests tendered by each Member as of the Expiration Date.

     o Promptly after the Expiration Date, the Company will give to each Member whose Interest or portion of an Interest has been accepted for repurchase a promissory note (the "Promissory Note") entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Interest or portion of Interest. The determination of the value of Interests as of the Valuation Date is subject to adjustment based upon the results of the next annual audit of the Company's financial statements.

     o The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for payment at two separate times.

     o The initial payment in respect of the Promissory Note (the "Initial Payment") will be in an amount equal to at least 90% of the estimated value of the repurchased Interest (or portion of Interest), determined as of the Valuation Date. The Initial Payment will be made as of the later of (1) a period of within 30 days after the Valuation Date, or
          (2) if the Company has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Interests, within ten business days after the Company has received at least 90% of the aggregate amount withdrawn by the Company from the Investment Funds, which in certain circumstances may take a substantial period of time due to the possibility of limited liquidity of the Investment Funds

     o The second and final payment in respect of the Promissory Note (the "Second Payment") is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Interest (or portion of the Interest), determined as of the Valuation Date and based upon the results of the annual audit of the Company's financial statements for the year in which the Valuation Date occurs, over (2) the Initial Payment. The Adviser anticipates that the annual audit of the Company's financial statements will be completed within 60 days after the end of each fiscal year of the Company and that the Second Payment will be made promptly after the completion of the audit.

     o Although the amounts required to be paid by the Company under the Promissory Note will generally be paid in cash, the Company may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities. The ability of the Company to pay amounts due by in-kind distributions will in certain circumstances be impacted by restrictions on in-kind distributions to which the Investment Funds may be subject.

                  If modification of the Company's repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Directors will adopt revised procedures reasonably designed to provide Members substantially the same liquidity for Interests as would be available under the procedures described above.

                  Upon its acceptance of tendered Interests or portions of Interests for repurchase, the Company will maintain daily on its books a segregated account consisting of (1) cash, (2) liquid securities or (3) interests in Investment Funds that the Company has requested be withdrawn (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Members tendering Interests and portions of Interests.

                  Payment for repurchased Interests and portions of Interests may require the Company to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Company's investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board of Directors, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Interests and portions of Interests.

                  A Member tendering for repurchase only a portion of the Member's Interest will be required to maintain a capital account balance of at least $50,000 after giving effect to the repurchase. If a Member tenders an amount that would cause the Member's capital account balance to fall below the required minimum, the Company reserves the right to reduce the amount to be repurchased from the Member so that the required minimum balance is maintained.

                  The Company may repurchase an Interest, or portion of an Interest, of Member or any person acquiring an Interest or portion of the Interest from or through a Member without consent or other action by the Member or other person, or cause a Member to sell its Interests to another Member, at the most recently calculated net asset valuation of such Interest, if the Board in its sole discretion determines that:

     o the Interest or portion of it has been transferred or the Interest or a portion of it has vested in any person other than by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetence of a Member;

     o ownership of the Interest or portion of the Interest by a Member or other person is likely to cause the Company to be in violation of, or require registration of any Interest or portion of any Interest under, or subject the Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may subject the Company or any Member to an undue risk of adverse tax or other fiscal or regulatory consequences;

     o continued ownership of the Interest or portion of it by the Member or other person may be harmful or injurious to the business of the Company; or

     o any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion of the Interest was not true when made or has ceased to be true.

                  In the event that the Adviser, the Subadviser or any of their respective affiliates holds an Interest or portion of Interest in the capacity of a member, the Interest or a portion of it may be tendered for repurchase in connection with any repurchase offer made by the Company.

                  The LLC Agreement provides that the Company shall be dissolved if the Interest of any Member that has submitted a written request for the repurchase of its entire Interest by the Company, in accordance with the terms of the LLC Agreement, is not repurchased by the Company within a period of two years of the date of the repurchase request.

Transfers of Interests

                  Except as otherwise described below, no person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole discretion. Interests or portions of Interests held by a Member may be transferred only:

     o by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of the Member; or

     o under certain limited circumstances, with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

                  Unless the Company consults with counsel to the Company and counsel confirms that the transfer will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation, the Board generally will not consent to a transfer unless the following conditions are met:

     o    the transferring Member has been a Member for at least six months;

     o the proposed transfer is to be made on the effective date of an offer by the Company to repurchase Interests or portions of Interests; and

     o the transfer is (1) (a) one in which the tax basis of the Interest or portion of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member, for example, certain transfers to affiliates, gifts and contributions to family entities, (b) to members of the transferring Member's immediate family (siblings, spouse, parents or children), or (2) a distribution from a qualified retirement plan or an individual retirement account.

                  Notice to the Company of any proposed transfer of an Interest or portion of an Interest must include evidence satisfactory to the Board that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Company with respect to investor eligibility and suitability, including the requirement that any investor (or investor's beneficial owners in certain circumstances) has a net worth immediately prior to the time of subscription of at least $1.5 million. Notice of a proposed transfer of an Interest must also be accompanied by a properly completed subscription agreement in respect of the proposed transferee. The Board will not consent to a transfer of an Interest or portion of an Interest by a Member unless the transfer is to a single transferee or after the transfer of a portion of the Interest, the balance of the capital account of each of the transferee and transferor is not less than $50,000. A Member transferring an Interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Company in connection with the transfer. In connection with any request to transfer Interests, the Board may require the Member requesting the transfer to obtain, at the Member's expense, an opinion of counsel selected by the Board as to such matters as the Board may reasonably request.

                  Any transferee acquiring an Interest or portion of an Interest by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetence of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Interest or Portion of the Interest so acquired, to transfer the Interest or portion of Interest in accordance with the terms of the LLC Agreement and to tender the Interest or portion of the Interest for repurchase by the Company, but will not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as specified in the LLC Agreement. If a Member transfers an Interest or portion of the Interest with the approval of the Board, the Company will promptly take all necessary actions so that each transferee or successor to whom the Interest or portion of the Interest is transferred is admitted to the Company as a Member.

                  In subscribing for an Interest or portion of an Interest, a Member agrees to indemnify and hold harmless the Company, the Board of Directors, the Adviser, the Subadviser the Administrator each other Member and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

                                   TAX ASPECTS

                  The following is a summary of certain aspects of the income taxation of the Company and its Members that should be considered by a prospective Member. The Company has not sought a ruling from the Internal Revenue Service (the "IRS") or any other U.S. federal, state or local agency with respect to any tax matters affecting the Company, nor, except as noted below, has it obtained an opinion of counsel with respect to any of those matters.

                  The summary of the U.S. federal income tax treatment of the Company set out below is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in effect on the date of this Private Placement Memorandum, all of which are subject to change possibly with retroactive effect. The summary does not discuss the effect, if any, of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Company. Nor does the summary discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the U.S. federal income tax laws, such as insurance companies. Each prospective Member should consult with his, her or its own tax advisor in order fully to understand the U.S. federal, state, local and non-U.S. income tax consequences of an investment in the Company.

                  Entities exempt from U.S. federal income tax, should, in addition to reviewing the discussions below, focus on those sections of this Private Placement Memorandum regarding liquidity and other financial matters to determine whether the investment objectives of the Company are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment of the Company's Operations

                  Classification of the Company. The Company will receive an opinion of Shearman & Sterling, counsel to the Company, to the effect that based on the Code and the Regulations, as in effect on the date of the opinion, as well as under relevant authority interpreting the Code and the Regulations, and certain representations of the Adviser and the Subadviser, the Company will be treated as a partnership for U.S. federal income tax purposes and not as an association taxable as a corporation. Shearman & Sterling also will provide the Company with an opinion to the effect that, based upon, among other things, the restrictions on transferability of the Interests in the Company and the limitations on any right to have the Interests repurchased by the Company at the request of the Member, the anticipated operations of the Company and certain representations of the Adviser and the Subadviser, the interests in the Company will not be readily tradable on a secondary market (or the substantial equivalent of such a market) and, therefore, that the Company will not be treated as a "publicly traded partnership" taxable as a corporation.

                  The opinions of counsel to be received by the Company are not binding on the IRS or the courts. If it were determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes (as a result of, for example, a successful challenge to the opinions by the IRS, changes in the Code or the Regulations or judicial interpretations of the Code and/or the

Regulations, a material adverse change in facts, or otherwise), the taxable income of the Company would be subject to corporate income tax when recognized by the Company; distributions of that income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Company; and Members would not be entitled to report profits or losses realized by the Company. The balance of the discussion below is based on the assumption that the Company will be treated as a partnership for U.S. federal income tax purposes. Unless otherwise indicated, references in the discussion to the tax consequences of the Company's investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Company, and those indirectly attributable to the Company as a result of it being an investor in an Investment Fund.

                  As an entity taxed as a partnership, the Company will not itself be subject to U.S. federal income tax. The Company will file an annual partnership information return with the IRS that reports the results of its operations. Each Member will be required to report separately on the Member's income tax return the Member's distributive share of the Company's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member will be taxed on the Member's distributive share of the Company's taxable income and gain regardless of whether the Member has received or will receive a distribution from the Company. Companies such as the Company with 100 or more partners may elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items, and the handling of Company audits. Among the items that would be affected by the election are the calculation of long-term capital gains and the tax treatment of expenses, if any, that are treated as itemized deductions by the partners. If the Company is eligible, the Board of Directors may elect to have such rules and procedures apply to the Company if it believes that they may be beneficial to a majority of the Members. Once the election is made, it cannot be revoked without the consent of the IRS. No assurance can be given that, if the election is made, the anticipated benefits will be realized. In addition, the election could in some cases have an adverse effect on the Members.

                  Allocation of Profits and Losses. Under the LLC Agreement, the Company's net capital appreciation or net capital depreciation for each accounting period of the Company is allocated among the Members and to their capital accounts without regard to the amount of income or loss recognized by the Company for U.S. federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit recognized by the Company for each taxable year generally are to be allocated for income tax purposes among the Members pursuant to the Regulations, based upon amounts of the Company's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior taxable years.

                  Under the LLC Agreement, the Board has the discretion to allocate specially an amount of the Company's capital gain (including short-term capital gain) and ordinary income or capital loss and ordinary loss for U.S. federal income tax purposes to a withdrawing Member to the extent that the Member's capital account exceeds his, hers or its U.S. federal income tax basis in his, her or its Interest, or such Member's U.S. federal income tax basis exceeds his, her or its capital account. No assurance can be given that, if the Board of Directors makes such a special allocation, the IRS will accept the allocation. If the allocation were successfully challenged by the IRS, the Company's gains allocable to the remaining Members could be increased.

                  Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) if a partnership election has been made under
Section 754 of the Code. Under the LLC Agreement, at the request of a Member, the Board of Directors, in its sole discretion, may cause the Company to make such an election. Any such election, once made, cannot be revoked without the consent of the IRS. The effect of any such election may depend upon whether any Investment Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement an election, the Board of Directors currently does not intend to make an election.

                  The Board of Directors decides how to report the partnership items on the Company's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the IRS disclosing the inconsistency. In light of the uncertainty and complexity of certain applicable U.S. tax laws, the IRS may not agree with the manner in which the Company's items have been reported. In the event the income tax returns of the Company are audited by the IRS, the tax treatment of the

Company's income and deductions generally will be determined at the Company level in a single proceeding rather than by individual audits of the Members. The Adviser will be the Company's "Tax Matters Partner" and in that capacity will have the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Company items.

Tax Consequences to a Withdrawing Member

                  A Member receiving a cash liquidating distribution from the Company, in connection with a complete or partial withdrawal from the Company, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by the Member and the Member's adjusted tax basis in his, her or its Interest. The capital gain or loss will be short-term or long-term, depending upon the Member's holding period for his, her or its Interest. A withdrawing Member will, however, recognize ordinary income to the extent the Member's allocable share of the Company's "unrealized receivables" exceeds the Member's basis in the unrealized receivables (as determined under the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Company will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds the Member's adjusted tax basis in his, her or its Interest (except that the Member could recognize ordinary income nevertheless with respect to a reduction in its share of "unrealized receivables").

                  The Board of Directors may specially allocate items of Company capital gain (including short-term capital gain) or ordinary income to a withdrawing Member to the extent the Member's capital account would otherwise exceed the Member's adjusted tax basis in his, her or its Interest. The special allocation may result in the withdrawing Member's recognizing short-term capital gain or ordinary income instead of long-term capital gain during the tax year in which the Member receives its liquidating distribution upon withdrawal.

                  Distributions of Property. A partner's receipt of a distribution of property from a partnership is generally not taxable, except that a distribution consisting of marketable securities generally is recharacterized as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" and the recipient is an "eligible partner" within the meaning of the Code. The Board of Directors will determine at the appropriate time whether the Company qualifies as an "investment partnership". If the Company qualifies, and if a Member is an "eligible partner", which term should include a Member whose contributions to the Company consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Company Investments

                  In General. The Company expects that it and the Investment Funds will act as a trader or investor, and not as a dealer, with respect to their securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts, whereas a dealer is a person who purchases securities for resale to customers rather than for investment or speculation.
                  Gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. The Company expects that its gains and losses from its securities transactions and the gains and losses from the Investment Funds typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Company or an Investment Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. Special rules, however, apply to the characterization of capital gain realized with respect to certain regulated futures contracts, non-U.S. currency forward contracts, and certain options contracts that qualify as (or qualify for treatment as) "Section 1256 Contracts", which are described below. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to certain non-U.S. regulated contracts and options contracts may serve to alter the manner in which the Company's or an Investment Fund's holding period for a security is determined or may otherwise affect the characterization as short term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Company or the Investment Funds.

                  The Company may acquire a Derivative position with respect to other Investment Funds, which may be treated as constructive ownership of the other fund. A constructive ownership transaction includes holding a long position under a notional principal contract or entering into a forward or futures contract with respect to certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets when the options have substantially equal strike prices and contemporaneous maturity dates. If the Company has long-term capital gain from a "constructive ownership transaction", the amount of the gain that may be treated as long-term capital gain by the Company is limited to the amount that the Company would have recognized if it had been holding the financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, an interest charge is imposed with respect to any amount recharacterized as ordinary income on the underpayment of tax for each year that the constructive ownership was open.

                  The Company may realize ordinary income from dividends with respect to shares of stock and accruals of interest on debt obligations. The Company or an Investment Fund may hold debt obligations with "original issue discount", in which case, the Company would be required to include amounts in taxable income on a current basis even though receipt of those amounts may occur in a subsequent year. The Company or an Investment Fund may also acquire debt obligations with "market discount". Upon disposition of such an obligation, the Company generally would be required to treat gain realized as interest income to the extent of the market discount or its share of such market discount in the case of an obligation held by an Investment Fund that accrued during the period the debt obligation was held by the Company or an Investment Fund. The Company may realize ordinary income or loss with respect to its or an Investment Fund's investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain Derivatives, such as the periodic payments from swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Company or an Investment Fund in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" or "investment interest" which, for a noncorporate, non-managing Member, may be subject to restrictions on their deductibility.

                  Gain recognized by the Company or an Investment Fund from certain "conversion transactions" will be treated as ordinary income. In such a transaction, substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. Included among conversion transactions specified in the Code and the Regulations are: (1) the holding of any property (whether or not actively traded) and entering into a contract to sell the property (or substantially identical property) at a price determined in accordance with the contract, but only if the property was acquired and the contract was entered into on a substantially contemporaneous basis, (2) certain straddles, (3) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (4) any other transaction specified in Regulations.

                  Members may be treated as owning positions held by the Company, including positions held by the Company through different investment advisory agreements or Investment Funds. Those positions, and other positions held by a Member, may be treated as positions in a straddle as described below under "Effect of Straddle Rules on Members' Securities Positions".

                  Currency Fluctuations. To the extent that its investments are made in securities denominated in a non-U.S. currency, gain or loss realized by the Company or an Investment Fund frequently will be affected by the fluctuation in the value of such non-U.S. currencies relative to the value of the dollar. Gains or losses with respect to the Company's or an Investment Fund's investments in common stock of non-U.S. issuers will generally be taxed as capital gains or losses at the time of the disposition of the stock, subject to certain exceptions specified in the Code. In particular, gains and losses of the Company or an Investment Fund on the acquisition and disposition of non-U.S. currency (for example, the purchase of non-U.S. currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. In addition, gains or losses on disposition of debt securities denominated in a non-U.S. currency to the extent attributable to fluctuation in the value of the non-U.S. currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Company or an Investment Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a non-U.S. currency and the time the Company or an Investment Fund collects the receivables or pays the liabilities may be treated as ordinary income or ordinary loss.

                  The Company or an Investment Fund may acquire non-U.S. currency forward contracts, enter into non-U.S. currency futures contracts and acquire put and call options on non-U.S. currencies. If the Company or an Investment Fund acquires currency futures contracts or option contracts, including those that are Section 1256 Contracts, or any currency forward contracts, however, any gain or loss realized by the Company with respect to the instruments will be ordinary, unless (1) the contract is a capital asset in the hands of the Company or an Investment Fund and is not a part of a straddle transaction and (2) an election is made (by the close of the day on which the transaction is entered) to treat the gain or loss attributable to the contract as capital gain or loss. If those conditions are met, gain or loss recognized on the contract will be treated as capital gain or loss; if the contract is a
Section 1256 Contract, Section 1256 will govern the character of any gain or loss recognized on the contract.

                  Section 1256 Contracts. The Code generally applies a "mark to market" system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain options contracts. Section 1256 Contracts held by the Company or an Investment Fund at the end of a taxable year of the Company or an Investment Fund will be treated for U.S. federal income tax purposes as if they were sold by the Company or an Investment Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as "marking to market"), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Company's or an Investment Fund's obligations under the Contract), must be taken into account by the Company in computing its taxable income for the year. If a Section 1256 Contract held by the Company or an Investment Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on the sale will be adjusted to reflect the gain or loss previously taken into account under the mark to market rules.

                  Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains and losses. Gains and losses from certain non-U.S. currency transactions however, will be treated as ordinary income and losses unless certain conditions described under "Currency Fluctuations", above, are met. These gains and losses will be taxed under the general rules described above. If an individual taxpayer incurs a net capital loss for a year, the portion of the loss, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. A loss carried back to a year by an individual may be deducted only to the extent (1) the loss does not exceed the net gain on Section 1256 Contracts for the year and (2) the allowance of the carry back does not increase or produce a net operating loss for the year.

                  Under recently enacted legislation, a "securities futures contract" is not treated as a Section 1256 contract, except, when it meets the definitions of a "dealer securities futures contract". A "securities futures contract" is any security future as defined in Section 3(a)(55)(A) of the Securities Exchange Act of 1934, as amended, which generally provides that a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index. The Code provides that any gain or loss from the sale or exchange of a securities futures contract (other than a "dealer securities futures contract") is considered as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates. As a result, if the underlying security would be a capital asset in the taxpayer's hands, then gain or loss on the securities futures contract would be capital gain or loss. In general, capital gain or loss from the sale or exchange of a securities futures contract to sell property (that is, the short side of such a contract) will be treated as short-term capital gain or loss.

                  Any "dealer securities futures contract" is treated as a
Section 1256 contract. A "dealer securities futures contract" is a securities futures contract, or an option to enter into such a contract, that (1) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in the contracts and (2) is traded on a qualified board of trade or exchange.

                  Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle". A "mixed straddle" is any straddle in which one or more but not all positions are
Section 1256 Contracts. Under certain temporary Regulations, the Company (and any Investment Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily marking to market of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear, so no assurance can be given that a mixed straddle account election by the Company or the Investment Fund will be accepted by the IRS.

                  Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Company's or an Investment Fund's hands. Except with respect to certain situations in which the property used to close a short sale has a long-term holding period on the date on which the short sale is entered into, gains on short sales generally will be short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Company or an Investment Fund for more than one year. Certain Regulations may suspend the running of the holding period of "substantially identical property" held by the Company or an Investment Fund.

                  Gain or loss on a short sale will generally not be realized until the time at which the short sale is closed. If the Company or an Investment Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, however, the Company or an Investment Fund generally will recognize gain on the date it acquires the property as if the short sale was closed on that date with the property. If the Company or an Investment Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Company or an Investment Fund generally will recognize gain as if the appreciated financial position was sold at its fair market value on the date the Company or an Investment Fund enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if the position was acquired on the date of the constructive sale.

                  Effect of Straddle Rules on Members' Securities Positions. The IRS may treat certain positions in securities held, directly or indirectly, by a Member and his, her or its indirect interest in similar securities held by the Company or an Investment Fund as "straddles" for U.S. federal income tax purposes. The application of the "straddle" rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to the securities. The Company will not generally be in a position to furnish to Members information regarding the securities positions of Investment Funds that would permit a Member to determine whether his, her or its transactions in securities also held by Investment Funds should be treated as offsetting positions for purposes of the straddle rules.

                  Limitation on Deductibility of Interest and Short Sale Expenses. The Code limits the ability of noncorporate taxpayers to deduct "investment interest", which is interest on indebtedness, and any amount allowable as a deduction in connection with property used in a short sale, that is properly allocable to property held for investment. Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income", consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses treated as interest). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on the amount at ordinary income tax rates.

                  The Company's (or an Investment Fund's) activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Company's (or an Investment Fund's) operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of his, her or its distributive share of the Company's ordinary losses attributable to interest and short sale expenses unless he, she or it had sufficient investment income from all sources including the Company. A Member that could not deduct interest or short sale expenses currently as a result of the application of the provisions described above would be entitled to carry forward such expenses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance his, her or its investment in the Company. Potential investors should consult their own tax advisors with respect to the application of the investment interest limitation to their particular tax situations.

                  Deductibility of Company Investment Expenditures by Noncorporate Members. Investment expenses, including, for example, investment advisory fees, of an individual, trust or estate are generally deductible only to the extent they exceed 2% of adjusted gross income. In addition, the Code restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2002, $137,300 or $68,650 for a married person filing a separate return) to deduct these investment expenses. Under the Code, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent the excess expenses (along with certain other itemized deductions) exceed the lesser of (1) 3% of the excess of the individual's adjusted gross income over the specified amount; or (2) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, these investment expenses are miscellaneous itemized deductions that are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

                  Under certain Temporary Regulations, the limitations on deductibility should not apply to a noncorporate Member's share of the trade or business expenses of the Company. These limitations will apply, however, to a noncorporate Member's share of the investment expenses of the Company (including the Management Fee, and any fee payable to an Underlying Manager, to the extent these expenses are allocable to an Investment Fund that is not in a trade or business within the meaning of the Code or to the investment activity of the Company). The Company intends to treat its expenses attributable to an Investment Fund that it determines is engaged in trade or business within the meaning of the Code or to the trading activity of the Company as not being subject to these limitations, although no assurance can be given that the IRS will agree with the treatment.

                  The consequences of the Code's limitations on the deductibility of investment expenditures will vary depending upon the particular tax situation of each taxpayer. For that reason, noncorporate Members should consult their tax advisors with respect to the application of these limitations to their situation.

                  Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income that is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Under certain temporary Regulations, income or loss from the Company's securities investment and trading activity generally will not constitute income or loss from a passive activity. Passive losses from other sources generally could not be deducted against a non-managing Member's share of such income and gain from the Company. Income or loss attributable to the Company's investment in a partnership engaged in a non-securities trade or business may, however, constitute passive activity income or loss.

                  "Phantom Income" from Company Investments. Under various "anti-deferral" provisions of the Code (the "passive foreign investment company", "controlled foreign corporation", and "foreign personal holding company" provisions), investments, if any, by the Company in certain foreign corporations may cause a Member (1) to recognize taxable income prior to the Company's receipt of distributable proceeds, (2) pay an interest charge on receipts that are deemed as having been deferred, or (3) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

Non-U.S. Taxes

                  Certain dividends and interest directly or indirectly received by the Company from sources outside the U.S. may be subject to non-U.S. withholding taxes. In addition, the Company or an Investment Fund may be subject to non-U.S. capital gains taxes imposed by countries in which they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such non-U.S. taxes. The Company cannot predict in advance the rate of non-U.S. tax it will directly or indirectly pay, as the amount of the Company's assets to be invested in various countries is not known at this time.

                  The Members will be informed by the Company as to their proportionate share of the non-U.S. taxes paid by the Company or an Investment Fund that they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their U.S. federal income taxes. A tax-exempt Member will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

                  An organization that is exempt from U.S. federal income tax is generally not subject to such tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner. This type of income is exempt (subject to the discussion of "unrelated debt financed income" below) even if it is realized from securities trading activity that constitutes a trade or business.

                  This general exemption available to an exempt organization from U.S. federal income tax does not apply to the "unrelated business taxable income" ("UBTI") of such an organization. Except as noted above with respect to certain categories of exempt trading activity, UBTI generally includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function.

                  UBTI includes not only trade or business income or gain or gain as described above, but also "unrelated debt-financed income". This latter type of income generally consists of (1) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which "acquisition indebtedness" is incurred at any time during the taxable year; and (2) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is acquisition indebtedness at any time during the twelve-month period ending with the date of the disposition.

                  The Company may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the IRS that indicates that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Company will treat its short sales of securities as not involving "acquisition indebtedness" and not resulting in UBTI. Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI. To the extent the Company recognizes income in the form of dividends and interest from securities with respect to which "acquisition indebtedness" is incurred during a taxable year, the percentage of the income that will be treated as UBTI generally will be equal to the amount of the income times a fraction, the numerator of which is the "average acquisition indebtedness" incurred with respect to the securities, and the denominator of which is the "average amount of the adjusted basis" of the securities during the taxable year.

                  To the extent the Company recognizes gain from securities with respect to which "acquisition indebtedness" is incurred at any time during the twelve-month period ending with the date of their disposition, the portion of the gain that will be treated as UBTI will be equal to the amount of the gain times a fraction, the numerator of which is the highest amount of the "acquisition indebtedness" with respect to the securities, and the denominator of which is the "average amount of the adjusted basis" of the securities during the taxable year. In determining the unrelated debt-financed income of the Company, an allocable portion of deductions directly connected with the Company's debt-financed property will be taken into account. In making such a determination, for instance, a portion of losses from debt-financed securities (determined in the manner described above for evaluating the portion of any gain that would be treated as UBTI) would offset gains treated as UBTI.

                  The calculation of the Company's "unrelated debt-financed income" will be complex and will depend on the amount of leverage used by the Company from time to time; the amount of leverage used by Investment Funds; and other UBTI generated by those Funds. As a result of this complexity, the Company cannot predict the percentage of its income and gains that will be treated as UBTI for a Member that is an exempt organization. An exempt organization's share of the income or gains of the Company that is treated as UBTI may not be offset by losses of the exempt organization either from the Company or otherwise, unless the losses are treated as attributable to an unrelated trade or business (such as, for example, losses from securities for which acquisition indebtedness is incurred).

                  To the extent that the Company generates UBTI, the applicable U.S. federal tax rate for an exempt Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt Member. An exempt organization may be required to support, to the satisfaction of the IRS, the method used to calculate its UBTI. The Company will report to a Member that is an exempt organization information as to the portion of its income and gains from the Company for each year that will be treated as UBTI. The calculation of UBTI with respect to transactions entered into by the Company is highly complex, and for that reason, no assurance can be given that the Company's calculation of UBTI will be accepted by the IRS.

                  In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Company's income and gains that is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments that are not treated as UBTI. The possibility of realizing UBTI from its investment in the Company generally should not, as a result, affect the tax-exempt status of an exempt organization. A charitable remainder trust will not be exempt from U.S. federal income tax under the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax advisor with respect to the tax consequences of receiving UBTI from the Company.

Certain Matters Relating to Specific Exempt Organizations

                  Private Foundations. Private foundations and their managers are subject to U.S. federal excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes". This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

                  Tax-exempt organizations that are private foundations, with certain exceptions, are subject to a 2% U.S. federal excise tax on their "net investment income". The rate of the excise tax for any taxable year may be reduced to 1% if a private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

                  To avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount", which includes, among other things, the private foundation's "minimum investment return", defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with those assets. A private foundation's investment in the Company would most likely be classified as a nonfunctionally related asset. A determination that an Interest in the Company is a nonfunctionally related asset could cause cash flow problems for a prospective Member that is a private foundation as such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its Interest. This requirement would, however, be less burdensome to a private foundation to the extent that the value of its Interest is not significant in relation to the value of other assets it holds.

                  In some instances, an investment in the Company by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. If a private foundation (either directly or together with a "disqualified person"), for example, acquires more than 20% of the capital interest or profits interest of the Company, the private foundation may be considered to have "excess business holdings". In such a case, the foundation may be required to divest itself of its Interest in seeking to avoid the imposition of an excise tax. The excise tax will not apply, however, if at least 95% of the gross income from the Company is "passive" within the applicable provisions of the Code and the Regulations. The Company believes that it will likely meet the 95% gross income test, although it can give no absolute assurance with respect to the matter.

                  A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, rules similar to those discussed above generally govern their operations.

                  Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, individual retirement accounts ("IRAs") and Keogh plans should consult their counsel as to the U.S. tax implications of investing in the Company.

Certain State and Local Taxation Matters

                  Prospective investors should consider, in addition to the U.S. federal income tax consequences described, potential state and local tax considerations in investing in the Company. The Company intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction. No assurance can be given, however, that the Company will be able to achieve this goal.

                  State and local laws often differ from U.S. federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Company generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which the Member is a resident. A partnership in which the Company acquires an interest may conduct business in a jurisdiction that will subject to tax a Member's share of the partnership's income from that business. A prospective Member should consult his, her or its tax advisor with respect to the availability of a credit for such tax in the jurisdiction in which the Member is a resident.

                              ERISA CONSIDERATIONS

                  ERISA and Section 4975 of the Code impose certain requirements on employee benefit plans (as defined in Section 3(3) of ERISA) and plans described in Section 4975(e)(1) of the Code ("Plans"). ERISA imposes general and specific responsibilities on persons who are "fiduciaries" for purposes of ERISA with respect to a Plan that is subject to ERISA ("an ERISA Plan"), including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, a fiduciary of an ERISA Plan must comply with rules adopted by the U.S. Department of Labor (the "DOL"), which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of an ERISA Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the plan's portfolio, taking into account whether the investment is designed reasonably to further the plan's purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio's composition with regard to diversification, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the plan; and
(4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the plan's funding objectives.

                  Before investing the assets of an ERISA Plan in the Company, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL's regulations. The fiduciary should, for example, consider whether an investment in the Company may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the plan would be sufficiently diversified if the investment is made. If a fiduciary of an ERISA Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the plan, the fiduciary may be held personally liable for losses incurred by the plan as a result of the breach.

                  Because the Company will register as an investment company under the 1940 Act, the underlying assets of the Company would not be considered to be "plan assets" of Plans investing in the Company for purposes of ERISA's fiduciary responsibility rules and the prohibited transaction rules of ERISA and the Code. For that reason, neither the Adviser, the Subadviser nor any of the Underlying Managers (including

Direct Allocation Underlying Managers) will be fiduciaries with respect to ERISA Plans investing in the Company.

                  The Board will require an ERISA Plan proposing to invest in the Company to represent: that it, and any fiduciaries responsible for its investments, are aware of and understand the Company's investment objective, policies and strategies; and that the decision to invest plan assets in the Company was made with appropriate consideration of relevant investment factors with regard to the plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

                  ERISA and the Code prohibit certain transactions between a Plan and persons who have certain specified relationships to such Plan ("parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code). Certain prospective Plan investors may currently maintain relationships with the Adviser, the Subadviser or the Underlying Managers, or with other entities that are affiliated with the Adviser, the Subadviser or the Underlying Managers. Each of the Adviser, the Subadviser, the Underlying Managers and their affiliates may be deemed to be a party in interest or disqualified person to any Plan to which it provides investment management, investment advisory or other services. Plan investors should consult with counsel to determine if an investment in the Company is a transaction that is prohibited by ERISA or the Code. A Plan investing in the Company will be required to make certain representations, including representations that the decision to invest in the Company was made by a person that is independent of the Adviser, the Subadviser, the Underlying Managers and their affiliates; that such person is duly authorized to make such investment decision; and that the Plan has not relied on any individualized advice or recommendation of the Adviser, the Subadviser, an Underlying Manager or their affiliates, as a primary basis for the decision to invest in the Company.

                  The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Private Placement Memorandum, is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

               ADDITIONAL INFORMATION REGARDING THE LLC AGREEMENT

Amendment of the LLC Agreement

                  The LLC Agreement may generally be amended, in whole or in part, with the approval of the Board of Directors (including a majority of the Independent Directors, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. Certain amendments to the LLC Agreement involving capital accounts and allocations to those accounts may not be made without the written consent of any Member adversely affected by the amendments or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Directors) to tender his, her or its entire Interest for repurchase by the Company.

Power of Attorney

                  In subscribing for an Interest, an investor will appoint the Board of Directors as his, her or its attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Company as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Company or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Company. This power of attorney, which will be contained in an investors' subscription agreement, is a special power-of-attorney and is coupled with an interest in favor of the Board of Directors and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power of attorney. In addition, the power of attorney will survive the delivery of a transfer by a Member of all or any portion of the Member's Interest, except that when the transferee of the Interest or portion of the Interest has been approved by the Board of Directors for admission to the Company as a substitute Member, or upon the withdrawal of a Member from the Company pursuant to a periodic tender or otherwise, the power of attorney given by the transferor will terminate.

                        TERM, DISSOLUTION AND LIQUIDATION

                  The Company will be dissolved upon the affirmative vote to dissolve the Company by: (1) the Board of Directors; or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members. The Company will also be dissolved as required by operation of law.

                  Upon the occurrence of any event of dissolution, the Board of Directors or Adviser, acting as liquidator under appointment by the Board of Directors (or another liquidator, if the Board of Directors does not appoint the Adviser to act as liquidator or the Adviser is unable to perform this function) is charged with winding up the affairs of the Company and liquidating its assets. Net profits or net losses during the fiscal period including the period of liquidation will be allocated as described above under the caption "Capital Accounts and Allocations - Allocation of Net Profits and Net Loss".

                  Upon the liquidation of the Company, its assets will be distributed (1) first to satisfy the debts, liabilities and obligations of the Company (other than debts of Members) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Members, and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a proportionate basis if the Board of Directors or liquidator determines that the distribution of assets in kind would be in the interests of the Members in facilitating an orderly liquidation.

                               REPORTS TO MEMBERS

                  The Company will furnish to Members as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. An Underlying Manager's delay, however, in providing this information could delay the Company's preparation of tax information for investors, which might require Members to seek extensions on the time to file their tax returns, or could delay the preparation of the Company's annual report. The Company anticipates sending to Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act. Members also will be sent reports regarding the Company's operations each month.

                                   FISCAL YEAR

                  For accounting purposes, the Company's fiscal year is the 12-month period ending on March 31. The first fiscal year of the Company will commence on the Closing Date and will end on March 31, 2003. For tax purposes, the taxable year of the Company is the 12-month period ending December 31 of each year.

                          ACCOUNTANTS AND LEGAL COUNSEL

                  The Board of Directors has selected PricewaterhouseCoopers LLP as the independent public accountants of the Company. PricewaterhouseCoopers LLP's principal business address is located at 333 Market Street, San Francisco, California 94105. Shearman & Sterling, New York, New York serves as special legal counsel to the Company and as legal counsel to the Adviser, the Subadviser and their affiliates with respect to certain other matters, and Paul, Hastings, Janofsky & Walker, San Francisco, CA serves as legal counsel to the Company, the Independent Directors and to the Adviser and the its affiliates with respect to certain other matters.

                                    CUSTODIAN

                  PFPC Trust Company (the "Custodian") serves as the custodian of the assets of the Company, and may maintain custody of such assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Directors. Assets of the Company are not held by the Adviser or Subadviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account. The Custodian's principal business address is 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, Pennsylvania 19153.

                                    INQUIRIES

                  Inquiries concerning the Company and Interests (including information concerning subscription and withdrawal procedures) should be directed to Customer Service at (800) 397-5566.

                                   APPENDIX A

                  MONTGOMERY PARTNERS ABSOLUTE RETURN FUND LLC

                     (A DELAWARE LIMITED LIABILITY COMPANY)

                   FORM OF LIMITED LIABILITY COMPANY AGREEMENT
                          DATED AS OF FEBRUARY 22, 2002



                       LIMITED LIABILITY COMPANY AGREEMENT

                  THIS LIMITED LIABILITY COMPANY AGREEMENT of MONTGOMERY PARTNERS ABSOLUTE RETURN FUND LLC (the "Company") is dated as of February 22, 2002 by and among Dana Schmidt, as the Organizational Member.

                              W I T N E S S E T H:

                  WHEREAS, the Company has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of Delaware on December 13, 2001;

                  NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  For purposes of this Agreement:

ADMINISTRATOR                    The person who provides administrative services
                                 to the Company pursuant to an administrative services agreement.

ADVISER The person who at any particular time serves as the investment adviser to the Company pursuant to an Investment Advisory Agreement.

ADVISERS ACT The Investment Advisers Act of 1940 and the rules, regulations and orders there under, as amended from time to time, or any successor law.

AFFILIATE                        An affiliated person of a person as such term
                                 is defined in the 1940 Act.

AGREEMENT                        This Limited Liability Company Agreement, as
                                 amended from time to time.

BOARD OF DIRECTORS               The Board of Directors established pursuant to
                                 Section 2.6.

CAPITAL ACCOUNT                  With respect to each Member, the capital
                                 account established and maintained on behalf of each Member pursuant to Section 5.3 hereof.

CERTIFICATE                      The Certificate of Formation of the Company and
                                 any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

CLOSING DATE The first date on or as of which a Member other than the Organizational Member is admitted to the Company.

CODE The United States Internal Revenue Code of 1986, as amended from time to time, or any successor law.

COMPANY The limited liability company governed hereby, as such limited liability company may from time to time be constituted.

DELAWARE ACT                     The Delaware Limited Liability Company Act as
                                 in effect on the date hereof and as amended from time to time, or any successor law.

DIRECT ALLOCATION
UNDERLYING MANAGERS              Those investment managers for which a separate
                                 investment vehicle has been created in which the Investment Director serves as general partner and the Company is the sole limited partner and those Investment Directors who manage the Company's assets directly through a separate managed account.

DIRECTOR An individual designated as a Director of the Company pursuant to the provisions of Section
                                 2.6 of the Agreement and who serves on the Board of Directors of the Company. As used herein, the term "Director" shall have the same meaning as the term "manager" within the meaning of the Delaware Act.

EXPENSE ALLOCATION
DATE The Closing Date, and thereafter, each day on or before March 31, 2003, as of which a contribution to the capital of the Company is being made pursuant to Section 5.1 hereof.

FISCAL PERIOD                    The period commencing on the Closing Date, and
                                 thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates: (1) the last calendar day of each month; (2) the last day of a Fiscal
                                 Quarter; (3) the last day of a Taxable Year;
                                 (4) the day preceding any day as of which a contribution to the capital of the Company is made pursuant to Section 5.1; or (5) any day
                                 (other than one specified in clause (3) above) as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Investment Percentages.

FISCAL YEAR                      The period commencing on the Closing Date and
                                 ending on March 31, 2001, and thereafter each 12-month period ending on March 31 of each year
                                 (or on the date of a final distribution
                                 pursuant to Section 6.2 hereof), unless the Board of Directors shall elect another fiscal year for the Company.

FORM N-2 The Company's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

INDEPENDENT DIRECTORS            Those Directors who are not "interested
                                 persons" of the Company as such term is defined in the 1940 Act.

INSURANCE                        One or more "key man" insurance policies on the
                                 life of any principal of the Adviser or of any subadvisers appointed by the Adviser, the benefits of which are payable to the Company.

INTEREST The entire interest in the Company at any particular time, of a Member, or other person to whom an Interest portion thereof has been transferred pursuant to Section 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

INVESTMENT ADVISORY
AGREEMENT                        A separate written agreement entered into by
                                 the Company pursuant to which the Adviser provides Management Services to the Company.

INVESTMENT FUNDS                 Unregistered investment funds and registered
                                 investment companies.

INVESTMENT PERCENTAGE            A percentage established for each Member on the
                                 Company's books as of the first day of each Fiscal Period. The Investment Percentage of a
                                 Member for a Fiscal Period shall be determined by dividing the balance of the Member's Capital
                                 Account as of the commencement of such Fiscal
                                 Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period. The sum of the Investment
                                 Percentages of all Members for each Fiscal
                                 Period shall equal 100%.

MANAGEMENT SERVICES              Such investment advisory and other services as
                                 the Adviser is required to provide to the Company pursuant to the Investment Advisory
                                 Agreement as contemplated by Section 3.8(a), provided that the Adviser may delegate its duties to provide such services to one or more subadvisers.

MEMBER Any person who shall have been admitted to the Company as a member (including any Director in such person's capacity as a member of the Company but excluding any Director in such person's capacity as a Director of the Company) until the Company repurchases the entire Interest of such person as a member pursuant to
                                 Section 4.5 hereof or a substituted Member or Members are admitted with respect to any such person's entire Interest as a member pursuant to Section 4.4 hereof; such term includes the Adviser, in its capacity as a member of the Company, to the extent the Adviser makes a capital contribution to the Company and shall have been admitted to the Company as a member.

NET ASSETS                       The total value of all assets of the Company,
                                 less an amount equal to all accrued debts, liabilities and obligations of the Company, calculated before giving effect to any repurchases of Interests.

NET PROFIT OR NET
LOSS The amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Company, at the close of business on the Closing Date), such amount to be adjusted to exclude any items to be allocated among the Capital Accounts of the Members on a basis which is not in accordance with the respective Investment Percentages of all Members as of the commencement of such Fiscal Period pursuant to Sections 5.5 and 5.6 hereof.

1940 ACT The Investment Company Act of 1940 and the rules, regulations and orders there under, as amended from time to time, or any successor law.

ORGANIZATIONAL
EXPENSES The expenses incurred by the Company in connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Interests.

ORGANIZATIONAL MEMBER            Dana Schmidt

SECURITIES                       Securities (including, without limitation,
                                 equities, debt obligations, options, and other
                                 "securities" as that term is defined in Section
                                 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation or currency, or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations or currencies, or commodities, and any options thereon, as well as investments in registered investment companies and private investment funds.

TAXABLE YEAR                     The 12-month period ending December 31 of each
                                 year.

TRANSFER The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

UNDERLYING MANAGERS              Investment advisers (which may include the
                                 Adviser) who enter into advisory agreements to manage a designated portfolio of investments for the Company or who manage Investment Funds in which the Company has invested.


                                   ARTICLE II
                       ORGANIZATION; ADMISSION OF MEMBERS

                  2.1      FORMATION OF LIMITED LIABILITY COMPANY

                  Each member of the Board of Directors shall be a designated "authorized person" within the meaning of the Delaware Act, and any Director may execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Company's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company.

                  2.2      NAME.

                  The name of the Company shall be "MONTGOMERY PARTNERS ABSOLUTE RETURN FUND LLC" or such other name as the Board of Directors may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member.

                  2.3      PRINCIPAL AND REGISTERED OFFICE.

                  The Company shall have its principal office at 101 California Street, San Francisco, California 94111, or at such other place designated from time to time by the Board of Directors.

                  The Company shall have its registered office in Delaware at 1209 Orange Street, Wilmington, Delaware 19801, and shall have The Corporation Trust Company as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board of Directors.

                  2.4      DURATION.

                  The term of the Company commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Company is dissolved pursuant to Section 6.1 hereof.


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                  2.5      OBJECTIVE AND BUSINESS OF THE COMPANY.

                  (a) The objective and business of the Company is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise. The Company may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Directors be necessary or advisable to carry out its objective or business.

                  (b) The Company shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

                  2.6      BOARD OF DIRECTORS.

                  (a) Prior to the Closing Date, the Organizational Member may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as the initial Directors on the Board of Directors, subject to the election of such persons prior to the Closing Date by the Organizational Member. By signing this Agreement or the signature page of the Company's subscription agreement, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the initial Directors to the Board of Directors. After the Closing Date, the Board of Directors may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Director of and the provisions of
Section 3.3 hereof with respect to the election of Directors to the Board of Directors by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Director. The names and mailing addresses of the Directors shall be set forth in the books and records of the Company. The number of Directors shall be fixed from time to time by the Board of Directors.

                  (b) Each Director shall serve on the Board of Directors for the duration of the term of the Company, unless his or her status as a Director shall be sooner terminated pursuant to Section 4.2 hereof. In the event of any vacancy in the position of Director, the remaining Directors may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Directors then serving would have been elected by the Members. The Board of Directors may call a meeting of Members to fill any vacancy in the position of Director, and shall do so within 60 days after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving on the Board of Directors.

                  2.7      MEMBERS.

                  The Board of Directors may admit one or more Members on the Closing Date, and thereafter, as of the first business day of each calendar month; provided, however, that upon delivery to the Board of Directors of a letter of advice from counsel to the Adviser that no applicable law or regulation prevents the Company from admitting Members more often than monthly, the Company may, in the discretion of the Board of Directors, admit Members more frequently. All subscriptions are subject to the receipt of cleared funds on or before the acceptance date in the full amount of the subscription, plus the applicable sales charge, if any. Subject to the foregoing terms, Members may be admitted to the Company subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Company's subscription agreement pursuant to which such Member agrees to be bound by all the terms and provisions hereof. The Board of Directors may in its absolute discretion reject any subscription for Interests. The Board of Directors may in its sole discretion, suspend subscriptions for interests at any time. The admission of any person as a Member shall be effective upon the revision of the books and records of the Company to reflect the name and the contribution to the capital of the Company of such additional Member.

                  2.8      ORGANIZATIONAL MEMBER.

                  Upon the admission of any Member, the Organizational Member shall withdraw from the Company as the Organizational Member and shall be entitled to the return of his or her Capital Contribution, if any, without interest or deduction.


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                  2.9      BOTH DIRECTORS AND MEMBERS.

                  A Member may at the same time be a Director and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof or as provided in the Delaware Act.

                  2.11     LIMITED LIABILITY.

                  Except as provided under applicable law, a Member shall not be liable for the Company's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Except as provided under applicable law, a Director shall not be liable for the Company's debts, obligations and liabilities.

                                   ARTICLE III
                                   MANAGEMENT

                  3.1      MANAGEMENT AND CONTROL.

                  (a) Management and control of the business of the Company shall be vested in the Board of Directors, which shall have the right, power and authority, on behalf of the Company and in its name, to exercise all rights, powers and authority of Directors under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Company and their duties hereunder. No Director shall have the authority individually to act on behalf of or to bind the Company except within the scope of such Director's authority as delegated by the Board of Directors. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a Delaware corporation and (ii) each Independent Director shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. During any period in which the Company shall have no Directors, the Adviser shall continue to serve as the Adviser to the Company and to provide the Management Services to the Company.

                  (b) Each Member agrees not to treat, on his personal income tax return or in any claim for a tax refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Company. The Board of Directors shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Company under any provisions of the Code or any other revenue laws.

                  (c) Members shall have no right to participate in and shall take no part in the management or control of the Company's business and shall have no right, power or authority to act for or bind the Company. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

                  (d) The Board of Directors may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Directors to the extent permissible under applicable law.

                  3.2      ACTIONS BY THE BOARD OF DIRECTORS.

                  (a) Unless provided otherwise in this Agreement, the Board of Directors shall act only: (i) by the affirmative vote of a majority of the Directors (including the vote of a majority of the Independent Directors if required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

                  (b) The Board of Directors may designate from time to time a Chairman who shall preside at all meetings. Meetings of the Board of Directors may be called by the Chairman or by any two Directors, and may be held on such date and at such time and place, as the Board of Directors shall determine. Each Director shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Directors may attend and participate in any meeting by telephone except where in person attendance at a meeting is required by the 1940 Act. A majority of the Directors shall constitute a quorum at any meeting.

                  3.3      MEETINGS OF MEMBERS.

                  (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Directors or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Directors shall determine. The Board of Directors shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors and
(ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

                  (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage as of the record date for such meeting. The Board of Directors shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

                  (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Company before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Company at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

                  3.4      CUSTODY OF ASSETS OF THE COMPANY.

                  The physical possession of all funds, Securities or other properties of the Company shall at all times, be held, controlled and administered by one or more custodians retained by the Company in accordance with the requirements of the 1940 Act and the rules there under.

                  3.5      OTHER ACTIVITIES OF MEMBERS AND DIRECTORS.

                  (a) The Directors shall not be required to devote full time to the affairs of the Company, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

                  (b) Any Member or Director, and any Affiliate of any Member or Director, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Director shall have any rights in or to such activities of any other Member or Director, or any profits derived therefrom.

                  3.6      DUTY OF CARE.

                  (a) A Director shall not be liable to the Company or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his or her services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Director constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Director's office.

                  (b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Company, any Member or third parties only as provided under the Delaware Act.

                  3.7      INDEMNIFICATION.

                  (a) To the fullest extent permitted by law, the Company shall, subject to Section 3.7(b) hereof, indemnify each Director (including for this purpose his or her executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director of the Company or the past or present performance of services to the Company by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of a Director for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

                  (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Company in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Company amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under
Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Company shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Directors (excluding any Director who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

                  (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Company by a majority of the Directors (excluding any Director who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Company and that such indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Directors secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Company or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

                  (d) Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Director (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and (ii) in any suit in the name of the Company to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Company shall be entitled to recover such expenses upon a final adjudication that, the Director or other person claiming a right to indemnification under this Section 3.7 has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the Director or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Company (or any Member acting derivatively or otherwise on behalf of the Company or its Members).

                  (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which such indemnitee may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

                  (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Company to purchase and maintain liability insurance on behalf of any Director or other person.

                  3.8      FEES, EXPENSES AND REIMBURSEMENT.

                  (a) So long as the Administrator provides administrative services to the Company, it shall be entitled to receive fees for such services as may be agreed to by the Administrator and the Company pursuant to an administrative services agreement.

                  (b) The Board of Directors may cause the Company to compensate each Director for his or her services as such. In addition, the Directors shall be reimbursed by the Company for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

                  (c) The Company shall bear all expenses incurred in its business and operations, other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement or by the Administrator pursuant to the agreement referred to in Section 3.8(a) hereof. Expenses to be borne by the

Company include, but are not limited to, taxes, organizational (including costs and expenses related to registration of the Company), offering and investment-related expenses (such as, fees and expenses charged by the Underlying Managers and Investment Funds, placement fees, interest on indebtedness, administrative and investor servicing fees and expenses, custodial fees and expenses, bank service fees, other expenses related to the purchase, sale or transmittal of Company investments, fees for data and software providers, research expenses, professional fees (including, without limitation, expenses of consultants and experts relating to investments), legal expenses, internal and external accounting, audit and tax preparation expenses, corporate licensing, Board of Directors' fees and expenses, including travel, insurance and other expenses associated with the operation of the Company. In addition, the Company will bear the Management Fee and Performance Fee (as defined in the Investment Advisory Agreement) paid to the Adviser. The Adviser shall be entitled to reimbursement from the Company for any of the above expenses that it pays on behalf of the Company.

                  (d) Subject to procuring any required regulatory approvals, from time to time the Company may, alone or in conjunction with other accounts for which the Adviser, or any Affiliate of the Adviser, acts as general partner or investment adviser, purchase Insurance in such amounts, from such insurers and on such terms as the Board of Directors shall determine.

                                   ARTICLE IV
   TERMINATION OF STATUS OF ADVISER AND DIRECTORS , TRANSFERS AND REPURCHASES

                  4.1      TERMINATION OF STATUS OF THE ADVISER.

                  The status of the Adviser shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Company does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.

                  4.2      TERMINATION OF STATUS OF A DIRECTOR.

                  The status of a Director shall terminate if the Director (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Director (upon not less than 90 days' prior written notice to the other Directors); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Director; or (viii) shall otherwise cease to be a Director of the Company under the Delaware Act.

                  4.3      REMOVAL OF THE DIRECTORS.

                  Any Director may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Directors not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

                  4.4      TRANSFER OF INTERESTS OF MEMBERS.

                  (a) To the fullest extent permitted by law, an Interest of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board of Directors (which may be withheld in its sole discretion); provided, however, that the Board of Directors may not consent to any Transfer other than a Transfer in which the transferring Member has been a Member for at least six months, in which the proposed transfer is to be made on the effective date of an offer by the Company to repurchase Interests or portions of Interests, and (i) (a) in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain Transfers to affiliates, gifts and contributions to family partnerships), and (b) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), or
(ii) a distribution from a qualified retirement plan or an individual retirement account, unless it consults with counsel to the Company and counsel to the Company confirms that such Transfer will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation.

                  (b) The Board of Directors may not consent to a Transfer of an Interest or a portion thereof of a Member unless: (i) the person to whom such Interest is Transferred is a person whom the Company believes is an accredited investor, as such term is defined in Regulation D under the Securities Act of 1933 or any successor thereto; (ii) the person to whom such Interest is Transferred (or each of such person's beneficial owners if such person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Company believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act; and (iii) the entire Interest of the Member is Transferred to a single transferee or, after the Transfer of a portion of an Interest, the balance of the Capital Account of each of the transferee and transferor is not less than $25,000. Any transferee that acquires an Interest by operation of law as the result of the death, divorce, bankruptcy, insolvency or dissolution of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers an Interest with the approval of the Board of Directors, the Board of Directors shall promptly take all necessary actions so that the transferee to whom such Interest is transferred is admitted to the Company as a Member. Each Member effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with such Transfer.

                  (c) Each Member shall indemnify and hold harmless the Company, the Directors, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

                  4.5      REPURCHASE OF INTERESTS.

                  (a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Company for repurchase that Interest or portion thereof. The Board of Directors from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, may cause the Company to repurchase Interests or portions thereof pursuant to written tenders. However, the Company shall not offer to repurchase Interests on more than four occasions during any one Fiscal Year unless it has been advised by counsel to the Company to the effect that such more frequent offers would not cause any adverse tax consequences to the Company or the Members. In determining whether to cause the Company to repurchase Interests or portions thereof pursuant to written tenders, the Board of Directors shall consider the recommendation of the Adviser, and shall also consider the following factors, among others:

                  (1) whether any Members have requested to tender Interests or portions thereof to the Company;

                  (2) the liquidity of the Company's assets;

                  (3) the investment plans and working capital requirements of the Company;

                  (4) the relative economies of scale with respect to the size of the Company;

                  (5) the history of the Company in repurchasing Interests or portions thereof;

                  (6) the availability of information as to the value of the Company's interests in the Investment Funds;

                  (7) the economic condition of the securities markets; and

                  (8) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

                  The Board of Directors shall cause the Company to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Company and to all Members or one or more classes of Members (including persons holding Interests acquired from Members), as applicable.

                  (b) A Member who tenders for repurchase only a portion of such Member's Interest shall be required to maintain a Capital Account balance at least $25,000 after giving effect to the repurchase. If a Member tenders an amount that would cause the Member's Capital Account balance to fall below the required minimum Capital Account, the Company reserves the right to reduce the amount to be purchased from the Member pursuant to the tender so that the required minimum balance is maintained.

                  (c) The Adviser may tender its Interest or a portion thereof as a Member under Section 4.5(a) hereof.

                  (d) The Board of Directors may cause the Company to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that the Board of Directors determines or has reason to believe that:

                  (1) such an Interest or portion thereof has been transferred in violation of Section 4.5 hereof, or such an Interest or portion thereof has vested in any person other than by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetence of a Member;

                  (2) ownership of such an Interest by a Member or other person will cause the Company to be in violation of, or require registration of any Interest or portion thereof under, or subject the Company to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction, or may subject the Company or any of the Members to an undue risk of adverse tax or other fiscal or regulatory consequences;

                  (3) continued ownership of such an Interest may be harmful or injurious to the business of the Company, the Directors or the Adviser, or may subject the Company or any of the Members to an undue risk of adverse tax or other fiscal consequences; or

                  (4) any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true.

                  (e) Repurchases of Interests or portions thereof by the Company shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Company to repurchase Interests, promptly after the expiration date of such repurchase offer in accordance with the terms of the Company's repurchase offer. Payment of the purchase price for an Interest (or portion thereof) shall consist of: (i) cash or a promissory note, which need not bear interest, in an amount equal to such percentage, as may be determined by the Board of Directors, of the estimated unaudited net asset value of the Interest (or portion thereof) repurchased by the Company determined as of the date of such repurchase (the "Initial Payment"); and, if determined to be appropriate by the Board of Directors or if the Initial Payment is less than 100% of the estimated unaudited net asset value, (ii) a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Interest (or portion thereof) repurchased by the Company as of the date of such repurchase, determined based on the audited financial statements of the Company for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment. Notwithstanding anything in the foregoing to the contrary, the Board of Directors, in its discretion, may pay all or any portion of the repurchase price in marketable Securities (or any combination of marketable Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. Any promissory note given to satisfy the Initial Payment shall be due and payable not more than 30 days after the date of repurchase or, if the Company has requested withdrawal of its capital from any Investment Funds in order to fund the repurchase of Interests, 10 business days after the Company has received at least 90% of the aggregate amount withdrawn by the Company from such

Investment Funds. All repurchases of Interests shall be subject to any and all conditions as the Board of Directors may impose in its sole discretion. The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the value of such Member's Capital Account or portion thereof, as applicable, as of the effective date of repurchase, after giving effect to all allocations to be made to such Member's Capital Account as of such date.

                                    ARTICLE V
                                     CAPITAL

                  5.1      CONTRIBUTIONS TO CAPITAL.

                  (a) The minimum initial contribution of each Member to the capital of the Company shall be such amount as the Board of Directors, in its discretion, may determine from time to time, but in no event shall be less than $50,000. For the purposes of this minimum, amounts constituting placement fees may be considered, even though placement fees are not deemed to be investments in, or capital contributions to, the Company. The amount of the initial contribution of each Member shall be recorded on the books and records of the Company upon acceptance as a contribution to the capital of the Company. The Directors shall not be entitled to make voluntary contributions of capital to the Company as Directors of the Company, but may make voluntary contributions to the capital of the Company as Members.

                  (b) The Members may make additional contributions to the capital of the Company of at least $2,500, effective as of such times as the Board of Directors in its discretion may permit, subject to the limitations applicable to the admission of Members pursuant to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Company except to the extent provided in Section 5.6 hereof.

                  (c) Except as otherwise permitted by the Board of Directors,
(i) initial and any additional contributions to the capital of the Company by any Member shall be payable in cash or in such Securities that the Board of Directors, in its absolute discretion, may agree to accept on behalf of the Company, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution. The Company shall charge each Member making a contribution in Securities to the capital of the Company such amount as may be determined by the Board of Directors not exceeding 2% of the value of such contribution in order to reimburse the Company for any costs incurred by the Company by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Member in full at the time the contribution to the capital of the Company to which such charges relate is due. The value of contributed Securities shall be determined in accordance with Section 7.3 hereof as of the date of contribution.

                  (d) The minimum initial and additional contributions set forth in (a) and (b) of this Section 5.1 may be reduced by the Board of Directors in accordance with such schedule of reductions as may be adopted by the Board of Directors it its sole discretion.

                  5.2      RIGHTS OF MEMBERS TO CAPITAL.

                  No Member shall be entitled to interest on any contribution to the capital of the Company, nor shall any Member be entitled to the return of any capital of the Company except (i) upon the repurchase by the Company of a part or all of such Member's Interest pursuant to Section 4.5 hereof, (ii) pursuant to the provisions of Section 5.6(c) hereof or (iii) upon the liquidation of the Company's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Company's property or to compel any sale or appraisal of the Company's assets.

                  5.3      CAPITAL ACCOUNTS.

                  (a) The Company shall maintain a separate Capital Account for each Member.

                  (b) Each Member's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) (net of any liabilities secured by such Securities that the Company is considered to assume or take subject to under Section 752 of the Code) constituting such Member's initial contribution to the capital of the Company.

                  (c) Each Member's Capital Account shall be increased by the sum of (i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) (net of any liabilities secured by such Securities that the Company is considered to assume or take subject to under
Section 752 of the Code) constituting additional contributions by such Member to the capital of the Company permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 through 5.6.

                  (d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.5, 5.8 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under
Section 752 of the Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 through 5.6 hereof.

                  (e) No Member shall be required to pay to the Company or any other Member any deficit in such Member's Capital Account upon dissolution of the Company or otherwise.

                  5.4      ALLOCATION OF NET PROFIT AND NET LOSS.

                  As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages for such Fiscal Period.

                  5.5      ALLOCATION OF CERTAIN EXPENDITURES.

                  Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Company, to the extent determined by the Board of Directors to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Company.

                  5.6      RESERVES.

                  (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Adviser or the Board of Directors, such reserves to be in the amounts that the Board of Directors in its sole discretion deems necessary or appropriate. The Board of Directors may increase or reduce any such reserves from time to time by such amounts, as the Board of Directors in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Members at the time, as determined by the Board of Directors in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

                  (b) If at any time an amount is paid or received by the Company (other than contributions to the capital of the Company, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Company's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

                  (c) If any amount is required by paragraph (a) or (b) of this
Section 5.6 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board of Directors determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Company on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Company, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

                  5.7      TAX ALLOCATIONS.

                  For each fiscal year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior fiscal years (or relevant portions thereof). Allocations under this Section 5.7 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code and in conformity with Regulations Sections 1.704-1(b)(2)(iv) (and, in particular, subparagraph (f) thereof), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated there under, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulation Section 1.704-1(b)(2)(ii)(d).

                  If the Company realizes capital gains (including short-term capital gains) or ordinary income for Federal income tax purposes for any fiscal year during or as of the end of which all the Interests of one or more Positive Basis Members (as hereinafter defined) are repurchased by the Company pursuant to Article IV, the Board of Directors, in its sole discretion, may allocate such gains or income as follows: (i) to such Positive Basis Members, pro rata in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated, and, (ii) any gains not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4.

                  If the Company realizes capital losses (including short-term capital losses) or ordinary losses for Federal income tax purposes for any fiscal year during or as of the end of which all the Interests of one or more Negative Basis Members (as hereinafter defined) are repurchased by the Company pursuant to Article IV, the Board of Directors, in its sole discretion, may allocate such losses as follows: (i) to such Negative Basis Members, pro rata in proportion to the respective Negative Basis (as hereinafter defined) of each such Negative Basis Member, until either the full amount of such losses shall have been so allocated or the Negative Basis of each such Negative Basis Member shall have been eliminated, and (ii) any losses not so allocated to Negative Basis Members, to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4.

                  As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which the value of its Interest as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Company under
Section 752 of the Code), and (ii) the term "Positive Basis Member" shall mean any Member whose Interest is repurchased by the Company and who has Positive Basis as of the effective date of its withdrawal, but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the second paragraph of this Section 5.7 equal to its Positive Basis as of the effective date of such repurchase.

                  As used herein, (i) the term "Negative Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its "adjusted tax basis," for Federal income tax purposes, in its Interests as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Company under section 752 of the Code) exceeds the value of its Interest as of such time, and (ii) the term "Negative Basis Member" shall mean any Member whose Interest is repurchased by the Company and who has Negative Basis as of the effective date of its withdrawal, but such Member shall cease to be a Negative Basis Member at such time as it shall have received allocations pursuant to clause (i) of the third paragraph of this Section 5.7 equal to its Negative Basis as of the effective date of such repurchase.

                  5.8      DISTRIBUTIONS.

                  The Board of Directors, in its sole discretion, may authorize the Company to make distributions in cash at any time to all of the Members on a pro rata basis in accordance with the Members' Investment Percentages. Notwithstanding the foregoing or any other provision contained in this Agreement, the Company, and the Board of Directors on behalf of the Company, shall not be required to make a distribution to a Member in respect of its Interest if such distribution would violate the Delaware Act or other applicable law.

                  5.9      WITHHOLDING.

                  (a) The Board of Directors may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

                  (b) For purposes of this Agreement, any taxes so withheld by the Company with respect to any amount distributed by the Company to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Company as a contribution to the capital of the Company, upon demand of the Board of Directors, the amount of such excess.

                  (c) The Board of Directors shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Directors with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Company and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

                  5.10      ALLOCATION OF ORGANIZATIONAL EXPENSES.

                  (a) As of the first Expense Allocation Date, Organizational Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with the value of their respective Capital Amounts on such Expense Allocation Date.

                  (b) As of each subsequent Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.10 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organizational Expenses shall then be re-allocated among and debited against the Capital Accounts of all Members in accordance with the balance of their respective Capital Accounts on such Expense Allocation Date.

                                   ARTICLE VI
                           DISSOLUTION AND LIQUIDATION

                  6.1      DISSOLUTION.

                  The Company shall be dissolved:

                  (1) upon the affirmative vote to dissolve the Company by: (i) the Board of Directors or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

                  (2) upon the expiration of any two year period that commences on the date on which any Member has submitted a written notice to the Company requesting to tender its entire Interest for repurchase by the Company if such Interest has not been repurchased by the Company; or

                  (3) as required by the Delaware Act or other applicable law.

                  Dissolution of the Company shall be effective on the day on which the event giving rise to the dissolution shall occur, but the existence of the Company as separate legal entity shall not terminate until the assets of the Company have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

                  6.2      WINDING UP

                  (a) Upon the dissolution of the Company as provided in Section
6.1 hereof, the Board of Directors shall promptly appoint the Administrator as the liquidator and the Administrator shall wind up the business and administrative affairs of the Company, except that if the Board of Directors does not appoint the Administrator as the liquidator or the Administrator is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly wind up the business and administrative affairs of the Company. Net Profit and Net Loss during the period of winding up shall be allocated pursuant to Section 5.4 hereof. The proceeds from liquidation of the Company's assets shall be distributed in the following manner:

                  (1) the debts of the Company, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Company's assets to the Members has been completed, shall first be satisfied (whether by payment or reasonable provision for payment thereof) on a pro rata basis;

                  (2) such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a pro rata basis; and

                  (3) the Members shall next be paid on a pro rata basis in accordance with their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this
         Section 6.2(a)(4).

                  (b) Anything in this Section 6.2 to the contrary notwithstanding but subject to the Delaware Act, upon dissolution of the Company, the Board of Directors or other liquidator may distribute ratably in kind any assets of the Company; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

                                   ARTICLE VII
                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

                  7.1      ACCOUNTING AND REPORTS.

                  (a) The Company shall adopt for tax accounting purposes any accounting method that the Board of Directors shall decide in its sole discretion is in the best interests of the Company. The Company's accounts shall be maintained in U.S. currency.

                  (b) After the end of each Taxable Year, the Company shall furnish to each Member such information regarding the operation of the Company and such Member's Interest as is necessary for Members to complete Federal, state and local income tax or information returns and any other tax information required by Federal, state or local law.

                  (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Company shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act. The Company shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Company may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

                  7.2      DETERMINATIONS BY THE BOARD OF DIRECTORS.

                  (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to
Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Directors unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

                  (b) The Board of Directors may make such adjustments to the computation of Net Profit, Net Loss or any components comprising either of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Company and the intended allocation thereof among the Members.

                  7.3      VALUATION OF ASSETS.

                  (a) Except as may be required by the 1940 Act, the Board of Directors shall value or have valued any Securities or other assets and liabilities of the Company as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board of Directors and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Company, no value shall be placed on the goodwill or name of the Company, or the office records, files, statistical data or any similar intangible assets of the Company not normally reflected in the Company's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

                  (b) The Company will value interests in Investment Funds not managed by the Direct Allocation Underlying Managers at fair value, which ordinarily will be the value determined by the respective Underlying Managers in accordance with the policies established by the relevant Investment Fund.

                  (c) The value of Securities and other assets of the Company and the net worth of the Company as a whole determined pursuant to this Section
7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

                  8.1      AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT.

                  (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Directors (including the vote of a majority of the Independent Directors, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

                  (b) Any amendment that would:

                  (1) increase the obligation of a Member to make any contribution to the capital of the Company;

                  (2) reduce the Capital Account of a Member Account other than in accordance with Article V; or

                  (3) modify the events causing the dissolution of the Company;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Directors) to tender its entire Interest for repurchase by the Company.

                  (c) The power of the Board of Directors to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 8.01 shall specifically include the power to:

                  (1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

                  (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation, including but not limited to, to satisfy the requirements, or to reflect any relaxation of such requirements in the future, of the Bank Holding Company Act of 1956, as amended, or other U.S. banking laws, or any regulations, guidelines or policies or interpretations of the banking regulatory agencies or the staff thereof, or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

                  (3) amend this Agreement to make such changes as may be necessary or advisable for Federal tax purposes, including, without limitation, to ensure that (i) the Company will not be treated as an association or as a publicly traded partnership taxable as a corporation as defined in Section 7704(b) of the Code and (ii) the allocation provisions hereunder are respected for Federal income tax purposes, provided that such changes do not materially reduce any Member's allocations or distributions hereunder.

                  (d) The Board of Directors shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

                  8.2      SPECIAL POWER OF ATTORNEY.

                  (a) Each Member hereby irrevocably makes, constitutes and appoints each Director, acting severally, and any liquidator of the Company's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

                  (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

                  (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Company; and

                  (3) all such other instruments, documents and certificates that, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company as a limited liability company under the Delaware Act.

                  (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Company without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Company is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Company.

                  (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Directors and as such:

                  (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Company or Board of Directors shall have had notice thereof; and

                  (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board of Directors for admission to the Company as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Directors to execute, acknowledge and file any instrument necessary to effect such substitution.

                  8.3      NOTICES.

                  Notices that may be or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Board of Directors or the Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Company. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

                  8.4      AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

                  8.5      APPLICABILITY OF 1940 ACT AND FORM N-2.

                  The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that affect numerous aspects of the conduct of the Company's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

                  8.6      CHOICE OF LAW; ARBITRATION.

                  (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

                  (b) TO THE FULLEST EXTENT PERMITTED BY LAW, UNLESS OTHERWISE AGREED IN WRITING, EACH MEMBER AGREES TO SUBMIT ALL CONTROVERSIES ARISING BETWEEN MEMBERS OR ONE OR MORE MEMBERS AND THE COMPANY TO ARBITRATION IN ACCORDANCE WITH THE PROVISIONS SET FORTH BELOW AND UNDERSTANDS THAT:

                  (1) ARBITRATION IS FINAL AND BINDING ON THE PARTIES;

                  (2) THEY ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL;

                  (3) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS;

                  (4) THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND A PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED; AND

                  (5) THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

                  (c) ALL CONTROVERSIES THAT MAY ARISE AMONG MEMBERS AND ONE OR MORE MEMBERS AND THE COMPANY CONCERNING THIS AGREEMENT SHALL BE DETERMINED BY ARBITRATION IN NEW YORK CITY IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT, TO THE FULLEST EXTENT PERMITTED BY LAW. ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE DETERMINED BEFORE AND IN ACCORDANCE WITH THE RULES THEN OBTAINING OF EITHER THE NEW YORK STOCK EXCHANGE, INC. (THE "NYSE") OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (THE "NASD"), AS THE MEMBER OR ENTITY INSTITUTING THE ARBITRATION MAY ELECT. IF THE NYSE OR NASD DOES NOT ACCEPT THE ARBITRATION FOR CONSIDERATION, THE ARBITRATION SHALL BE SUBMITTED TO, AND DETERMINED IN ACCORDANCE WITH THE RULES THEN OBTAINING OF, THE CENTER FOR PUBLIC RESOURCES, INC. IN NEW YORK CITY. JUDGMENT ON ANY AWARD OF ANY SUCH ARBITRATION MAY BE ENTERED IN THE SUPREME COURT OF THE STATE OF NEW YORK OR IN ANY OTHER COURT HAVING JURISDICTION OF THE PERSON OR PERSONS AGAINST WHOM SUCH AWARD IS RENDERED. ANY NOTICE OF SUCH ARBITRATION OR FOR THE CONFIRMATION OF ANY AWARD IN ANY ARBITRATION SHALL BE SUFFICIENT IF GIVEN IN ACCORDANCE WITH THE

PROVISIONS OF THIS AGREEMENT. EACH MEMBER AGREES THAT THE DETERMINATION OF THE ARBITRATORS SHALL BE BINDING AND CONCLUSIVE UPON THEM.

                  (d) NO MEMBER SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL: (I) THE CLASS CERTIFICATION IS DENIED; OR (II) THE CLASS IS DECERTIFIED; OR (III) THE MEMBER IS EXCLUDED FROM THE CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

                  8.7      NOT FOR BENEFIT OF CREDITORS.

                  The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Directors and the Company. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

                  8.8      CONSENTS.

                  Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Company.

                  8.9      MERGER AND CONSOLIDATION.

                  (a) The Company may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

                  (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Company if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

                  8.10     PRONOUNS.

                  All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

                  8.11     CONFIDENTIALITY.

                  (a) A Member may obtain from the Company such information regarding the affairs of the Company as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Directors.

                  (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Directors, which consent may be withheld in its sole discretion.

                  (c) Each Member recognizes that in the event that this Section
8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Company. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Company may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Company determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

                  8.12     CERTIFICATION OF NON-FOREIGN STATUS.

                  Each Member or transferee of an Interest from a Member shall certify, upon admission to the Company and at such other times thereafter as the Board of Directors may request, whether such Member is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Company, and shall notify the Company within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board of Directors may be treated as a non-United States Person for purposes of U.S. federal tax withholding.

                  8.13     SEVERABILITY.

                  If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

                  8.14     FILING OF RETURNS.

                  The Board of Directors or its designated agent shall prepare and file, or cause the Administrator or accountants of the Company to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Company.

                  8.15     TAX DECISIONS AND TAX MATTERS PARTNER.

                  (a) The Company shall file a tax return as a partnership for Federal income tax purposes. All decisions for the Company relating to tax matters including, without limitation, whether to make any tax elections (including the election under Section 754 of the Code), the positions to be made on the Company's tax returns and the settlement of further contest or litigation of any audit matters raised by the Internal Revenue Service or any other taxing authority, shall be made by the Board of Directors. All actions (other than ministerial actions) taken by the Tax Matters Partner, as designated below, shall be subject to the approval of the Board of Directors.

                  (b) A Director who is a Member shall be designated on the Company's annual Federal income tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Company for purposes of
Section 6231(a)(7) of the Code. In the event that no Director is a Member, a Member shall be so designated. Should any Member be designated as the Tax Matters Partner for the Company pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Director selected by the Board of Directors all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Director as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices and to do any and all things required or advisable, in the Director's judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Company under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Company from any and all liabilities and obligations that arise from or by reason of such designation.

                  (c) Each person (for purposes of this Section 8.15, called a "Pass-Thru Member") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Company holding such interests through such Pass-Thru Member. In the event the Company shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Company is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Company and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Company.

                  8.16     SECTION 754 ELECTION.

                  In the event of a distribution of Company property to a Member or an assignment or other transfer (including by reason of death) of all or part of the interest of a Member in the Company, the Board of Directors, in its discretion, may cause the Company to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Company property as provided by Sections 734 and 743 of the Code.

                  EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSE SET FORTH IN SECTION 8.6 AND THE CONFIDENTIALITY CLAUSE SET FORTH IN
SECTION 8.11.

                   [remainder of page is intentionally blank]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                                     ORGANIZATIONAL MEMBER:


                                                     By:   /s/ Dana Schmidt
                                                         -----------------------
                                                           Name:  Dana Schmidt




                                                     MEMBERS:

                                                     Each person who shall sign
                                                     a Member Signature Page and
                                                     who shall be accepted by
                                                     the Board of Directors to
                                                     the Company as a Member.

                           PART C - OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements:
As Registrant has no assets, financial statements are omitted.
(2) Exhibits:
(a)(1)   Certificate of Formation of Limited Liability Company.*
(a)(2) Form of LLC Agreement (included as Appendix A to the Company's Private Placement Memorandum).
(b)      Not Applicable.
(c)      Not Applicable.
(d)      See Item 24(2)(a)(2).
(e)      Not Applicable.
(f)      Not Applicable.
(g)(1)   Investment Advisory Agreement.
(g)(2)   Investment Sub-Advisory Agreement
(h)      Placement Agent Agreement
(i)      Not Applicable.
(j)      Custodian Services Agreement.
(k)(1)   Administrative and Investor Services Agreement.
(k)(2)   Administration, Accounting and Investor Services Agreement.
(k)(3)   Escrow Agreement.
(l)      Not Applicable.
(m)      Not Applicable.
(n)      Not Applicable.
(o)      Not Applicable.
(p)      Not Applicable.
(q)      Not Applicable.
(r)      Codes of Ethics.

* Filed on December 14, 2001.

ITEM 25. MARKETING ARRANGEMENTS

Not Applicable.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

--------


All figures are estimates:

----------------------------------------------------------
Blue Sky Fees and Expenses (including fees
of counsel)........................... $15,000.00
----------------------------------------------------------
Transfer Agent fees...................$400,000.00
----------------------------------------------------------
Accounting fees and expenses.......... $155,000.00
----------------------------------------------------------
Legal fees and expenses............... $150,000.00
----------------------------------------------------------
Printing and engraving................$77,000.00
----------------------------------------------------------
Offering Expenses.....................N/A

----------------------------------------------------------
Miscellaneous......................... $5,000.00
----------------------------------------------------------
Total................................. $802,000.00
----------------------------------------------------------
ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

After completion of the private offering of Interests, Registrant expects that no person will be directly or indirectly under common control with Registrant, except that the Registrant may be deemed to be controlled by Montgomery Asset Management, LLC (the "Adviser"), the investment adviser to the Registrant, or Ferro Capital LLC (the "Subadviser"), the investment subadviser to the Registrant. Information regarding the Adviser is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-54803). Information regarding the Subadviser is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-60815). The Adviser was formed under the laws of the State of Delaware on July 31, 1997, and the Subadviser was formed under the laws of the State of Delaware on December
5, 2001.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

Title of Class:  Limited Liability Company Interests

Number of Record Holders: Registrant anticipates that as the result of the initial private offering of Interests there will be more than 100 record holders of such Interests.

ITEM 29. INDEMNIFICATION

Reference is made to Section 3.7 of Registrant's Form of LLC Agreement (the "LLC Agreement") included in the Company's Private Placement Memorandum as Appendix
A. Registrant hereby undertakes that it will apply the indemnification provision of the LLC Agreement in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect.

Registrant, in conjunction with the Adviser and Registrant's Board of Directors, maintains insurance on behalf of any person who is or was an Independent Director, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF ADVISER AND SUBADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, the Subadviser and each managing director, executive officer or partner of the Adviser or Subadviser, is or has been, at any time during the past two calendar years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Registrant's Private Placement Memorandum in the sections entitled "The Adviser" and "The Subadviser". Information regarding the Adviser is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-54803). Information regarding the Subadviser is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-60815).

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

The Administrator maintains certain required accounting related and financial books and records of Registrant at PFPC Trust, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, Pennsylvania 19153. The other required books and records are maintained by the Adviser at 101 California Street, San Francisco, California 94111.

ITEM 32. MANAGEMENT SERVICES

Not applicable.

ITEM 33. UNDERTAKINGS

Not Applicable.

                                    FORM N-2

                  MONTGOMERY PARTNERS ABSOLUTE RETURN FUND LLC

                                   SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in San Francisco, California on the 28th day of February, 2002.



 Montgomery Partners Absolute Return Fund LLC

 By:     /s/ Dana Schmidt
     ------------------------------------------------
     Name:    Dana Schmidt
     Title:   Chief Administrative Officer,
              Montgomery Asset Management, LLC

                                    FORM N-2

                  MONTGOMERY PARTNERS ABSOLUTE RETURN FUND LLC

                                  EXHIBIT INDEX

Exhibit Number       Document Description

(g)(1)               Investment Advisory Agreement

(g)(2)               Investment Sub-Advisory Agreement

(h)                  Placement Agent Agreement

(j)                  Custodian Services Agreement

(k)(1)               Administrative and Investor Services Agreement

(k)(2)               Administration, Accounting and Investor Services Agreement

(k)(3)               Escrow Agreement

(r)                  Codes of Ethics